UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08215

Name of Fund: BlackRock MuniHoldings Fund II, Inc. (MUH)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings

            Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2021

Date of reporting period: 10/31/2020

Item 1 – Report to Stockholders

OCTOBER 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2020

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Fund Name	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital(a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
MUA	$0.307364	$—	$—	$0.007636	$0.315000	98%	—%	—%	2%	100%

(a)

Each Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.29%	9.71%
U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)
International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)
Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Municipal Market Overview  For the Reporting Period Ended October 31, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility. Initial strong performance was driven by a favorable technical backdrop. However, as a result of the COVID-19 pandemic induced economic shutdown, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March, before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) Strong performance returned alongside initial fiscal stimulus and the re-opening of the economy but later stalled amid U.S. election uncertainty and lack of additional federal aid.

Similarly, strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended October 31, 2020, municipal bond funds experienced net inflows totaling $43 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $485 billion but slowed during the height of pandemic as market liquidity became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.	S&P Municipal Bond Index
Total Returns as of October 31, 2020
6 months: 4.87%
12 months: 3.55%

A Closer Look at Yields

From October 31, 2019 to October 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 35 basis points (“bps”) from 2.06% to 1.71%, while ten-year rates decreased by 56 bps from 1.49% to 0.93% and five-year rates decreased by 85 bps from 1.15% to 0.30% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 55 bps, lagging the 83 bps of steepening experienced in the U.S. Treasury curve.

During the same period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. As a result, relative valuations reset to more attractive levels and spurred increased participation from crossover investors.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis and the federal government provided an incredible amount of initial support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. However, some segments are facing daunting financial challenges. Absent additional stimulus, issuers will make difficult choices such as drawing down reserves, raising user fees/taxes, slashing expenditures, and/or borrowing to meet financial obligations. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Recent news of a potentially effective vaccine suggests that the onset of meaningful credit recovery from the COVID-19 pandemic could be months to a year away. However, the current coronavirus resurgence and its negative effects on economic activity could bring a number of defaults, primarily in non-rated credits, and the migration of the municipal market’s overall credit quality from AA- to a still-strong A+ rating. As a result, BlackRock advocates careful credit selection and anticipates increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of October 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

MUNICIPAL MARKET OVERVIEW	5

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed each Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of a Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that each Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Fund’s investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020	BlackRock MuniAssets Fund, Inc. (MUA)

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2020 ($13.49)(a)	4.67%
Tax Equivalent Yield(b)	7.89%
Current Monthly Distribution per Common Share(c)	$0.0525
Current Annualized Distribution per Common Share(c)	$0.6300
Leverage as of October 31, 2020(d)	12%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$13.49	$12.48	8.09%	$14.75	$12.47
Net Asset Value	13.92	12.83	8.50	14.17	12.83

Market Price and Net Asset Value History for the Past Five Years

FUND SUMMARY	7

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUA(a)(b)	10.58%	10.99%
Lipper High Yield Municipal Debt Funds(c)	10.81	10.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund’s positions in long-dated unrated and below investment-grade bonds made the largest contribution to performance. At the sector level, positions in tax-backed, education, tobacco and other industries (which includes development districts and project finance issues) were key contributors. The Fund’s use of leverage also helped results by enhancing income and augmenting the effect of rising prices.

Conversely, the Fund’s yield curve positioning detracted from performance, as did its positions in securities subject to early redemption by their issuers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
County/City/Special District/School District	15%	19%
Transportation	14	17
State	13	6
Tobacco	12	14
Utilities	12	15
Education	12	10
Health	10	11
Corporate	9	5
Housing	3	3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	13%
2021	16
2022	6
2023	11
2024	9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	10/31/20		04/30/20
AA/Aa	19%		20%
A	9		8
BBB/Baa	14		15
BB/Ba	11		11
B	6		7
CCC/Caa	—	(e)	—
CC/Ca	—		3
C	2		—
N/R(f)	39		36

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Represents less than 1% of the Fund’s total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of October 31, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN)

Investment Objective

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the“Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors of MEN and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of MEN with and into MQY. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of October 31, 2020 ($11.17)(a)	5.05%
Tax Equivalent Yield(b)	8.53%
Current Monthly Distribution per Common Share(c)	$0.0470
Current Annualized Distribution per Common Share(c)	$0.5640
Leverage as of October 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$11.17	$10.17	9.83%	$12.02	$10.16
Net Asset Value	12.04	11.08	8.66	12.49	11.08

Market Price and Net Asset Value History for the Past Five Years

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MEN(a)(b)	12.36%	11.16%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund’s strong return reflects the combination of income, falling yields, and a compression in yield spreads. (Prices and yields move in opposite directions; falling yield spreads indicate outperformance relative to U.S. Treasuries.) The sectors that benefited the most were generally those that experienced the largest downturns in the sell-off that occurred in the first quarter of 2020, including health care, transportation and corporate-backed securities. This trend also contributed to outperformance for lower-rated debt. The Fund’s holdings in high-yield bonds, including tobacco and Puerto Rico issues, were significant beneficiaries. The Fund’s use of leverage also aided results by augmenting income and amplifying the effect of rising prices.

Conversely, the Fund’s positions in shorter-dated issues—including pre-refunded securities—underperformed. Holdings in higher-quality bonds, while posting positive absolute returns, also lagged somewhat in the rally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	11

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
Transportation	23%	25%
County/City/Special District/School District	18	16
Health	16	16
State	15	16
Utilities	9	9
Housing	8	6
Education	5	7
Tobacco	3	3
Corporate	3	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	—	%(d)
2021	6
2022	6
2023	4
2024	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/20	04/30/20
AAA/Aaa	6%	6%
AA/Aa	42	44
A	32	29
BBB/Baa	11	13
BB/Ba	21	1
B(d)	—	—
N/R(f)	77	7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)	Represents less than 1% of the Fund’s total investments.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors or the Board of Trustees, as applicable, of BlackRock Municipal Income Investment Quality Trust (BAF), BlackRock Municipal Bond Trust (BBK), BlackRock MuniHoldings Fund II, Inc. (MUH), BlackRock MuniHoldings Quality Fund, Inc. (MUS) and the Board of Directors of MHD each approved the reorganizations of BAF, BBK, MUH and MUS into MHD. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the first quarter of 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2020 ($15.02)(a)	4.83%
Tax Equivalent Yield(b)	8.16%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Leverage as of October 31, 2020(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$15.02	$13.91	7.98%	$16.16	$13.80
Net Asset Value	16.52	15.18	8.83	17.19	15.18

Market Price and Net Asset Value History for the Past Five Years

FUND SUMMARY	13

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MHD(a)(b)	10.55%	11.41%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund’s positions in long-dated investment-grade bonds made the largest contribution to performance. At the sector level, positions in tax-backed, transportation and health care issues were key contributors. The Fund’s use of leverage also helped results by enhancing income and augmenting the effect of rising prices.

Conversely, the Fund’s yield curve positioning detracted from performance, as did its positions in securities subject to early redemption by their issuers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
Transportation	22%	26%
State	19	10
Health	15	15
Utilities	12	17
County/City/Special District/School District	11	13
Tobacco	7	7
Education	6	7
Corporate	6	4
Housing	2	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	5%
2021	11
2022	10
2023	6
2024	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	10/31/20	04/30/20
AAA/Aaa	5%	5%
AA/Aa	34	34
A	25	26
BBB/Baa	16	16
BB/Ba	66	6
B/B	—	3
B	3	—
C	1	—
N/R(e)	10	10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 2%, respectively, of the Fund’s total investments.

FUND SUMMARY	15

Fund Summary as of October 31, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH)

Investment Objective

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors of MUH and the Board of Directors of MHD each approved the reorganization of MUH with and into MHD. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of October 31, 2020 ($14.50)(a)	5.09%
Tax Equivalent Yield(b)	8.60%
Current Monthly Distribution per Common Share(c)	$0.0615
Current Annualized Distribution per Common Share(c)	$0.7380
Leverage as of October 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$14.50	$13.31	8.94%	$15.65	$13.22
Net Asset Value	15.40	14.20	8.45	16.03	14.20

Market Price and Net Asset Value History for the Past Five Years

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUH(a)(b)	11.57%	11.07%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund’s strong return reflects the combination of income, falling yields, and a compression in yield spreads. (Prices and yields move in opposite directions; falling yield spreads indicate outperformance relative to U.S. Treasuries.) The sectors that benefited the most were generally those that experienced the largest downturns in the sell-off that occurred in the first quarter of 2020, including health care, transportation and corporate-backed securities. This trend also contributed to outperformance for lower-rated debt. The Fund’s holdings in high-yield bonds, including tobacco and Puerto Rico issues, were significant beneficiaries. The Fund’s use of leverage also aided results by augmenting income and amplifying the effect of rising prices.

Conversely, the Fund’s positions in shorter-dated issues—including pre-refunded securities—underperformed. Holdings in higher-quality bonds, while posting positive absolute returns, also lagged somewhat in the rally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	17

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
Transportation	22%	23%
Health	14	17
County/City/Special District/School District	13	14
State	13	11
Housing	10	8
Utilities	9	11
Education	7	4
Tobacco	6	6
Corporate	6	6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	4%
2021	7
2022	5
2023	6
2024	4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	10/31/20	04/30/20
AAA/Aaa	5%	5%
AA/Aa	39	39
A	23	21
BBB/Baa	15	15
BB/Ba	5	5
B/B	—	2
B	2	—
C	1	—
N/R(e)	10	13

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Investment Objective

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations, and obligations deemed to be of comparable quality by the investment adviser at the time of investment with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors of MUS and the Board of Directors of MHD each approved the reorganization of MUS with and into MHD. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of October 31, 2020 ($12.62)(a)	5.13%
Tax Equivalent Yield(b)	8.67%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of October 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$12.62	$11.44	10.31%	$13.25	$11.42
Net Asset Value	13.69	12.69	7.88	14.20	12.69

Market Price and Net Asset Value History for the Past Five Years

FUND SUMMARY	19

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUS(a)(b)	12.95%	10.45%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund benefited from the robust returns of its holdings in the state tax-backed and transportation sectors, as well as the gains for its investments in health care and education issues. Positions in high-yield bonds and lower-rated investment-grade issues also added value, as lower-quality debt outperformed in the recovery. The Fund’s performance was further aided by its positions in bonds with maturities of 20 years and above, which outpaced the market as a whole.

The Fund’s use of leverage augmented income and amplified the effects of rising prices. The Fund also used U.S. Treasury futures to manage interest rate risk for a short time at the beginning of the period, which helped performance. The investment adviser closed out this position due to the breakdown in correlation between the U.S. Treasury and municipal markets in the March sell-off.

The Fund’s cash weighting, while minimal, was a modest detractor. Reinvestment risk also continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector (a)(b)	10/31/20	04/30/20
Transportation	29%	33%
State	19	16
County/City/Special District/School District	16	18
Health	10	10
Utilities	9	10
Education	8	8
Tobacco	3	2
Other	2	—
Corporate	2	1
Housing	2	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage
2020	1%
2021	15
2022	3
2023	17
2024	4

CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	10/31/20		04/30/20
AAA/Aaa	3%		4%
AA/Aa	39		41
A	32		34
BBB/Baa	13		11
BB/Ba	1		1
B	—	(e)	—
N/R(f)	12		9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Represents less than 1% of the Fund’s total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 3%, respectively, of the Fund’s total investments.

FUND SUMMARY	21

Fund Summary as of October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Investment Objective

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund expects to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2020 ($14.00)(a)	4.63%
Tax Equivalent Yield(b)	7.82%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of October 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$14.00	$13.13	6.63%	$14.65	$12.80
Net Asset Value	15.67	14.62	7.18	16.06	14.62

Market Price and Net Asset Value History for the Past Five Years

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUI(a)(b)	8.98%	9.55%
Lipper Intermediate Municipal Debt Funds(c)	6.21	5.00

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund benefited from its positions in bonds with maturities in the 10- to 15-year range, which outperformed the broader market. The investment adviser’s decision to add duration, or interest-rate sensitivity, to the portfolio was a further plus. The Fund’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. Positions in lower-rated investment-grade securities also performed particularly well. At the sector level, holdings in state tax-backed, transportation and health care issues generated strong returns.

The Fund used U.S. Treasury futures briefly in the latter part of the period to help mitigate the potential for interest rate risk and volatility heading into the presidential election. This strategy made a small contribution to performance.

Conversely, the Fund’s positions in shorter duration bonds, including pre-refunded securities, underperformed. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	23

Fund Summary as of October 31, 2020 (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector (a)(b)	10/31/20	04/30/20
Transportation	24%	29%
State	21	14
County/City/Special District/School District	13	14
Education	12	13
Health	12	10
Utilities	7	11
Corporate	4	2
Tobacco	4	5
Housing	2	2
Other	1	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage
2020	1%
2021	14
2022	5
2023	13
2024	10

CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	10/31/20	04/30/20
AAA/Aaa	3%	4%
AA/Aa	31	31
A	36	36
BBB/Baa	17	15
BB/Ba	5	5
B(e)	—	—
N/R(f)	8	9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Represents less than 1% of the Fund’s total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less thank 1%, respectively, of the Fund’s total investments.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2020 ($13.82)(a)	5.08%
Tax Equivalent Yield(b)	8.58%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Leverage as of October 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$13.82	$12.55	10.12%	$14.98	$12.48
Net Asset Value	14.88	13.60	9.41	15.45	13.60

Market Price and Net Asset Value History for the Past Five Years

FUND SUMMARY	25

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MVT(a)(b)	12.78%	12.05%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund’s positions in long-dated investment-grade bonds made the largest contribution to performance. At the sector level, positions in tax-backed, health care and transportation issues were key contributors. The Fund’s use of leverage also helped results by enhancing income and augmenting the effect of rising prices.

Conversely, The Fund’s yield curve positioning detracted from performance, as did its positions in securities subject to early redemption by their issuers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector (a)(b)	10/31/20	04/30/20
Transportation	20%	23%
State	18	9
Health	18	16
Utilities	11	16
County/City/Special District/School District	10	14
Tobacco	8	9
Education	8	7
Corporate	6	5
Housing	1	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage
2020	4%
2021	9
2022	8
2023	6
2024	5

CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	10/31/20	04/30/20
AAA/Aaa	5%	4%
AA/Aa	29	32
A	28	24
BBB/Baa	17	18
BB/Ba	7	7
B	2	2
CC/Ca	—	1
C	1	—
N/R(e)	11	12

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	27

Schedule of Investments (unaudited) October 31, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.0%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$3,745	$4,371,463
Tuscaloosa County Industrial Development Authority, Refunding RB(a)
Series A, 4.50%, 05/01/32	380	400,376
Series A, 5.25%, 05/01/44	485	529,562

		5,301,401

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB
Series A, 4.63%, 06/01/23	130	130,195
Series A, 5.00%, 06/01/46	2,790	2,789,972

		2,920,167

Arizona — 2.9%
Arizona Industrial Development Authority, RB(a) 7.10%, 01/01/55	1,790	1,706,873
Series A, 5.00%, 12/15/39	250	266,035
Series B, 5.13%, 07/01/47	665	699,966
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.13%, 07/01/37	960	1,029,235
Series A, 5.25%, 07/01/47	1,765	1,870,882
Series A, 5.50%, 07/01/52	1,775	1,896,676
Industrial Development Authority of the City of Phoenix, RB(a)
Series A, 6.50%, 07/01/34	570	622,070
Series A, 6.75%, 07/01/44	1,000	1,085,400
Industrial Development Authority of the City of Phoenix, Refunding RB(a) 5.00%, 07/01/35	625	658,728
5.00%, 07/01/45	1,425	1,481,937
Series A, 5.00%, 07/01/35	260	275,418
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(a)	875	891,756
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,650	2,184,617

		14,669,593

Arkansas(a) — 1.7%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49	2,815	2,821,503
AMT, 4.75%, 09/01/49	6,090	6,055,652

		8,877,155

California — 3.4%
California Municipal Finance Authority, RB(a)
Series A, 5.50%, 08/01/34	315	330,076
Series A, 6.00%, 08/01/44	665	697,725
Series A, 6.13%, 08/01/49	580	608,745
California School Finance Authority, RB 6.65%, 07/01/33	435	472,641
6.90%, 07/01/43	975	1,054,404
Series A, 6.40%, 07/01/48	1,570	1,733,374
California Statewide Communities Development Authority, RB, 5.25%, 12/01/38(a)	580	662,836
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,651,287
City of San Jose California Hotel Tax Revenue, RB 6.50%, 05/01/36	900	925,218
6.50%, 05/01/42	2,220	2,278,741
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	610	628,117

Security	Par (000)	Value

California (continued)
Golden State Tobacco Securitization Corp., Refunding RB (continued)
Series A-2, 5.00%, 06/01/47	$790	$810,508
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(a)(b)	1,705	680,841
Riverside County Transportation Commission, RB, Series A, Senior Lien, 5.75%, 06/01/48	2,885	3,174,971
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(a)(c)
Series D, 0.00%, 08/01/26	1,250	962,612
Series D, 0.00%, 08/01/43	1,500	441,270

		17,113,366

Colorado — 1.9%
9th Avenue Metropolitan District No.2, GO, 5.00%, 12/01/48	910	919,045
Arista Metropolitan District, Refunding GO, Series A, 5.00%, 12/01/38	1,240	1,284,541
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(a) .	575	583,010
Copperleaf Metropolitan District No.2, GO, Subordinate, 5.00%, 12/15/49	510	527,279
Copperleaf Metropolitan District No.2, Refunding GO, 5.75%, 12/01/45	720	743,141
Green Valley Ranch East Metropolitan District No.6, GO, Series A, 5.88%, 12/01/50	935	959,226
Karl’s Farm Metropolitan District No.2, GO, Series A, 5.63%, 12/01/50(a)	545	543,174
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	513,345
Palisade Metropolitan District No.2, GO, Subordinate, 7.25%, 12/15/49	1,211	1,042,550
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	789,830
Regional Transportation District, RB, 6.00%, 01/15/34	1,500	1,503,750
Southlands Metropolitan District No.1, Refunding GO, Series A-1, 5.00%, 12/01/47	410	425,928

		9,834,819

Connecticut(a) — 1.0%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	325	340,756
Series A, 5.00%, 01/01/55	435	447,523
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45	1,395	1,351,713
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45	967	977,201
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	1,835	1,948,972

		5,066,165

Delaware — 1.1%
County of Sussex Delaware, RB, 6.00%, 10/01/40	1,000	1,004,850
Delaware State Economic Development Authority, RB, 5.38%, 10/01/45	4,495	4,507,766

		5,512,616

District of Columbia — 0.6%
District of Columbia Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/15/46(c)	15,400	3,080,616

Florida — 9.2%
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,380	1,401,059

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	$1,495	$1,635,515
Capital Trust Agency, Inc., RB
Series A, 8.25%, 01/01/44(d)(e)	515	285,628
Series A, 8.25%, 01/01/49(d)(e)	1,105	612,852
Series A, 5.75%, 01/01/50(d)(e)	655	655,000
Series A, 5.75%, 06/01/54(a)	940	948,723
Charlotte County Industrial Development Authority, RB(a)
AMT, 5.00%, 10/01/34	245	257,448
AMT, 5.00%, 10/01/49	1,170	1,182,367
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(a)(d)(e)	630	485,588
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/50	730	240,885
Series A-2, 0.00%, 10/01/51	875	277,034
Series A-2, 0.00%, 10/01/52	875	265,361
Series A-2, 0.00%, 10/01/53	2,325	674,901
Series A-2, 0.00%, 10/01/54	875	243,145
Florida Development Finance Corp., RB
Series A, 5.75%, 06/15/29	690	751,921
Series A, 6.00%, 06/15/34	835	907,979
Series A, 6.13%, 06/15/44	3,180	3,431,411
Series A, AMT, 5.00%, 08/01/29(a)(f)	1,550	1,566,756
Greeneway Improvement District, SAB, 5.13%, 05/01/43	1,715	1,760,259
Lakewood Ranch Stewardship District, Refunding SAB, 8.00%, 05/01/21(g)	1,485	1,541,623
Lakewood Ranch Stewardship District, SAB 4.00%, 05/01/21	53	53,984
4.25%, 05/01/26	135	139,058
4.75%, 05/01/29	565	616,392
4.95%, 05/01/29(a)	395	435,578
5.30%, 05/01/39	645	713,918
5.50%, 05/01/39(a)	400	448,496
5.13%, 05/01/46	810	837,394
5.45%, 05/01/48	1,150	1,271,371
5.65%, 05/01/48(a)	665	744,694
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	915	1,004,048
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(g) .	4,550	4,840,973
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/37	845	869,007
Series B, 5.00%, 05/01/37	495	509,063
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 06/01/34	500	547,890
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,475	2,869,592
Seminole County Industrial Development Authority, Refunding RB 5.50%, 11/15/49	1,235	1,078,624
5.75%, 11/15/54	985	868,809
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(b)	805	523,258
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, Convertible, 6.61%, 05/01/40(b)	305	279,618
Tolomato Community Development District, SAB(d)(e) 3rd Series, 6.65%, 05/01/40	710	7
Series 2015-1, 6.61%, 05/01/40(b)	1,305	1,093,681

Security	Par (000)	Value

Florida (continued)
Tolomato Community Development District, SAB(d)(e) (continued)
Series 2015-3, 6.61%, 05/01/40	$875	$9
Trout Creek Community Development District, SAB 5.38%, 05/01/38	430	470,162
5.50%, 05/01/49	1,105	1,200,096
Village Community Development District No.9, SAB 6.75%, 05/01/31	1,345	1,367,488
7.00%, 05/01/41	2,210	2,244,918
5.50%, 05/01/42	1,105	1,132,592
West Villages Improvement District, SAB 4.75%, 05/01/39	455	481,531
5.00%, 05/01/50	940	999,333

		46,767,039

Georgia — 1.5%
Clayton County Development Authority, Refunding RB, Series A, 8.75%, 06/01/29	3,141	3,161,391
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	560	733,258
Series A, 5.00%, 05/15/36	560	736,714
Series A, 5.00%, 05/15/37	615	813,811
Series A, 5.00%, 05/15/38	340	452,605
Series A, 5.00%, 05/15/49	1,130	1,563,355

		7,461,134

Idaho — 0.1%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(a)	580	591,055

Illinois — 5.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,020	1,039,002
Series C, 5.25%, 12/01/35	1,655	1,741,573
Series D, 5.00%, 12/01/46	2,155	2,225,330
Series H, 5.00%, 12/01/46	720	756,180
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	745	747,183
Series C, 5.00%, 12/01/25	725	801,901
Series D, 5.00%, 12/01/31	1,000	1,089,440
Series G, 5.00%, 12/01/44	2,150	2,264,552
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	1,260	1,376,487
Illinois Finance Authority, Refunding RB 6.60%, 07/01/24	560	560,717
6.00%, 02/01/34	365	381,312
6.13%, 02/01/45	860	887,331
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	2,370	2,564,980
Series A, 5.00%, 06/15/57	1,020	1,096,765
Metropolitan Pier & Exposition Authority, RB, CAB(c)
Series A, 0.00%, 12/15/52	1,880	450,674
Series A, 0.00%, 12/15/56	5,005	985,635
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(c)	19,665	4,262,585
State of Illinois, GO 5.50%, 05/01/30	530	608,048
5.50%, 05/01/39	1,055	1,173,012

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
Series A, 5.00%, 01/01/33	$740	$751,685
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	1,517	1,518,122

		27,282,514

Indiana — 2.6%
City of Anderson Indiana, RB, 5.38%, 01/01/40	580	571,631
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	825	893,137
AMT, 7.00%, 01/01/44	2,000	2,189,600
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(a)	2,035	2,042,184
County of Allen Indiana, RB(a)
Series A-1, 6.63%, 01/15/34	290	272,298
Series A-1, 6.75%, 01/15/43	525	496,183
Series A-1, 6.88%, 01/15/52	2,450	2,303,197
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/44	470	497,880
Series A, AMT, 5.00%, 07/01/48	1,555	1,638,643
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(a)	1,230	1,215,892
Town of Chesterton Indiana, RB, Series A-1, 6.38%, 01/15/51(a)	1,190	1,052,983

		13,173,628

Iowa — 1.6%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	150	159,271
Series B, 5.25%, 12/01/50(f)	2,085	2,206,806
Iowa Tobacco Settlement Authority, Refunding RB,
Series C, 5.38%, 06/01/38	4,900	4,906,125
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B, 5.60%, 06/01/34	795	795,986

		8,068,188

Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Series A, 5.75%, 07/01/49	4,000	4,334,880

Louisiana — 2.5%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(a)	2,400	2,123,328
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, 5.00%, 07/01/54(a)	930	902,221
Louisiana Public Facilities Authority, RB, 6.75%, 05/01/21(g)	1,745	1,801,503
Parish of St. James Louisiana, RB, 2nd Series, 6.35%, 07/01/40(a)	1,580	1,843,955
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	5,570	5,930,100

		12,601,107

Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, 6.75%, 07/01/41	2,955	3,009,638

Maryland — 1.5%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(a)	1,985	1,942,263

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp., Refunding RB, 5.75%, 09/01/25	$2,590	$2,594,196
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(a)	3,010	3,348,896

		7,885,355

Michigan — 1.3%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	427,113
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(g)	2,785	3,016,406
City of Detroit Michigan, GO 5.00%, 04/01/34	285	304,973
5.00%, 04/01/35	285	304,303
5.00%, 04/01/36	200	212,946
5.00%, 04/01/37	320	339,683
5.00%, 04/01/38	145	153,633
Michigan Finance Authority, RB, Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(g)	415	446,279
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,200	1,352,772

		6,558,108

Minnesota — 0.4%
City of Minneapolis Minnesota, RB, Series A, 5.75%, 07/01/55	1,480	1,571,908
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB
Series A, 5.75%, 09/01/46	195	217,809
Series A, 6.00%, 09/01/51	290	326,621

		2,116,338

Missouri — 0.2%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	685	585,929
Series A, 4.75%, 11/15/47	760	644,396

		1,230,325

Nevada(h) — 0.2%
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	315	337,003
5.00%, 07/01/45	395	418,830
5.00%, 07/01/51	420	440,824

		1,196,657

New Hampshire(a) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,015	1,035,574
Series C, AMT, 4.88%, 11/01/42	485	497,872

		1,533,446

New Jersey — 4.7%
Casino Reinvestment Development Authority, Inc., Refunding RB 5.25%, 11/01/39	1,065	1,089,559
5.25%, 11/01/44	770	782,874
New Jersey Economic Development Authority, RB 6.00%, 10/01/43	1,530	1,674,646
Series A, 5.00%, 07/01/32	165	165,363
Series A, 5.00%, 07/01/37	260	252,899
Series A, 5.25%, 11/01/54(a)	1,675	1,611,534
Series B, 5.00%, 06/15/43	2,245	2,519,317

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
AMT, 5.38%, 01/01/43	$2,155	$2,371,728
Series B, AMT, 6.50%, 04/01/31	2,065	2,175,891
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(a)	500	520,765
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	1,140	1,241,380
Series S, 5.25%, 06/15/43	2,345	2,677,685
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,970	6,741,026

		23,824,667

New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42	2,970	3,156,219

New York — 6.8%
City of New York Water & Sewer System, RB, 3rd Series, 5.40%, 01/01/21(d)	90	62,152
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	2,890	2,889,855
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,740	1,843,147
Series C-1, 5.00%, 11/15/50	565	609,059
Series C-1, 5.25%, 11/15/55	840	922,194
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(a)	5,200	5,223,920
Series A, 5.00%, 06/01/42	3,155	3,182,795
Series A, 5.00%, 06/01/45	1,185	1,175,627
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,655	2,778,749
Series A-2-B, 5.00%, 06/01/51	1,900	1,918,563
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	6,205	6,346,908
Series 2, Class 2, 5.15%, 11/15/34	455	471,617
Series 2, Class 2, 5.38%, 11/15/40	1,080	1,122,768
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	395	426,387
AMT, 5.00%, 10/01/40	1,120	1,201,794
AMT, 4.38%, 10/01/45	95	95,693
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	1,490	1,513,304
Port Authority of New York & New Jersey, ARB, Series 8, 6.00%, 12/01/36	1,340	1,345,038
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,234	1,342,754

		34,472,324

North Carolina — 0.5%
North Carolina Medical Care Commission, Refunding RB, Series A, 7.75%, 03/01/21(g)	2,420	2,479,629

Ohio — 2.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	8,485	9,027,870
County of Hamilton Ohio, Refunding RB, 5.00%, 01/01/46	875	899,010

Security	Par (000)	Value

Ohio (continued)
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	$840	$844,024
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42	2,315	2,308,263

		13,079,167

Oklahoma — 1.4%
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/38	2,990	3,454,108
Series B, 5.25%, 08/15/43	2,690	3,122,229
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	750	798,570

		7,374,907

Oregon — 0.5%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	1,765	1,848,643
Oregon State Facilities Authority, RB(a)
Series A, 5.00%, 06/15/29	120	122,759
Series A, 5.00%, 06/15/39	565	539,496

		2,510,898

Pennsylvania — 1.6%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,140	2,201,782
Montgomery County Industrial Development Authority, Refunding RB, 5.38%, 01/01/50	1,135	1,110,109
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,765	1,879,955
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	2,710	2,755,230

		7,947,076

Puerto Rico — 11.3%
Children’s Trust Fund, RB(c)
Series A, 0.00%, 05/15/57	23,995	1,505,926
Series B, 0.00%, 05/15/57	65,085	2,414,003
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	850	858,177
Commonwealth of Puerto Rico, GO(d)(e)
Series A, 5.25%, 07/01/22	145	98,600
Series A, 5.25%, 07/01/26	50	34,000
Series A, 5.13%, 07/01/31	515	350,200
Series A, 5.38%, 07/01/33	500	340,000
Series A, 6.00%, 07/01/38	750	525,617
Commonwealth of Puerto Rico, Refunding GO(d)(e) 5.00%, 07/01/18	90	62,012
Series A, 8.00%, 07/01/35	3,355	2,003,542
Series A, 5.50%, 07/01/39	1,265	786,123
Series A, 6.50%, 07/01/40	1,110	762,614
Series A, 5.00%, 07/01/41	2,230	1,321,275
Series A, 5.75%, 07/01/41	165	106,244
Series B, 6.00%, 07/01/39	110	77,091
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	170	172,552
Series A, Senior Lien, 5.13%, 07/01/37	200	203,036
Series A, Senior Lien, 5.75%, 07/01/37	1,290	1,322,547
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series A, Senior Lien, 6.00%, 07/01/38	4,290	4,297,336
Puerto Rico Electric Power Authority, RB(d)(e) Series A, 5.00%, 07/01/29	660	457,199

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB(d)(e) (continued)
Series A, 7.00%, 07/01/33	$3,295	$2,357,658
Series A, 6.75%, 07/01/36	1,140	815,700
Series A, 5.00%, 07/01/42	1,315	910,935
Series A, 7.00%, 07/01/43	375	268,322
Series A-3, 10.00%, 07/01/19	323	239,027
Series B-3, 10.00%, 07/01/19	323	239,027
Series C-1, 5.40%, 01/01/18	887	614,762
Series C-2, 5.40%, 07/01/18	888	614,862
Series C-4, 5.40%, 07/01/20	90	62,152
Series CCC, 5.25%, 07/01/26	260	180,109
Series CCC, 5.25%, 07/01/28	145	100,445
Series TT, 5.00%, 07/01/25	100	69,273
Series TT, 5.00%, 07/01/26	225	155,863
Series TT, 5.00%, 07/01/32	190	131,618
Series WW, 5.50%, 07/01/19	200	138,545
Series WW, 5.25%, 07/01/33	120	83,127
Series WW, 5.50%, 07/01/38	205	142,009
Series WW, 5.50%, 07/01/49	1,320	914,398
Series XX, 5.25%, 07/01/27	110	76,200
Series XX, 5.25%, 07/01/35	645	425,017
Series XX, 5.75%, 07/01/36	85	58,882
Series XX, 5.25%, 07/01/40	1,020	706,581
Puerto Rico Electric Power Authority, Refunding RB(d)(e)
Series AAA, 5.25%, 07/01/22	2,545	1,762,988
Series AAA, 5.25%, 07/01/29	95	65,809
Series UU, 1.00%, 07/01/19(f)	115	74,750
Series UU, 1.00%, 07/01/20(f)	495	320,512
Series UU, 2.25%, 07/01/31(f)	580	375,550
Series ZZ, 5.25%, 07/01/19	455	315,190
Series ZZ, 5.25%, 07/01/21	50	34,636
Series ZZ, 5.25%, 07/01/24	345	238,990
Series ZZ, 5.25%, 07/01/26	40	27,709
Series ZZ, 5.00%, 07/01/49	145	100,445
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	1,085	705,250
Puerto Rico Public Buildings Authority, Refunding RB(d)(e)
Series F, (GTD), 5.25%, 07/01/24	235	175,670
Series M-2, (GTD), 10.00%, 07/01/34	155	130,200
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,453	2,571,578
Series A-1, Restructured, 5.00%, 07/01/58	5,234	5,566,568
Series A-2, Restructured, 4.33%, 07/01/40	6,129	6,308,764
Series A-2, Restructured, 4.54%, 07/01/53	21	21,730
Series A-2, Restructured, 4.78%, 07/01/58	2,080	2,183,771
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,506,511
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/24	1,570	1,447,901
Series A-1, Restructured, 0.00%, 07/01/29	200	158,264
Series A-1, Restructured, 0.00%, 07/01/31	239	175,407
Series A-1, Restructured, 0.00%, 07/01/33	337	226,440
Series A-1, Restructured, 0.00%, 07/01/46	12,738	3,662,939
Series A-1, Restructured, 0.00%, 07/01/51	6,509	1,348,079
Series B-1, Restructured, 0.00%, 07/01/46	883	253,898

		57,762,155

Security	Par (000)	Value

Rhode Island — 2.1%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	$4,190	$642,465
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	980	1,078,539
Series B, 4.50%, 06/01/45	5,055	5,270,697
Series B, 5.00%, 06/01/50	3,330	3,552,211

		10,543,912

South Carolina — 0.8%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.00%, 11/15/54	345	340,580
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	3,275	3,632,270

		3,972,850

Tennessee — 0.3%
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	925	760,961
Series A, 5.63%, 01/01/46	1,085	933,859

		1,694,820

Texas — 6.3%
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	675	676,120
Central Texas Regional Mobility Authority, Refunding RB, CAB(c) 0.00%, 01/01/28	1,000	885,650
0.00%, 01/01/29	2,000	1,713,040
0.00%, 01/01/30	1,170	967,531
0.00%, 01/01/33	3,690	2,731,190
0.00%, 01/01/34	4,000	2,842,600
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	250	254,710
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	730	737,577
Series A, AMT, 6.63%, 07/15/38	2,890	2,924,044
Series C, AMT, 5.00%, 07/15/27	1,615	1,644,183
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(g)	475	543,329
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(a)	785	831,527
New Hope Cultural Education Facilities Finance Corp., RB(g)
Series A, 5.88%, 04/01/23	1,210	1,370,506
Series A, 6.00%, 04/01/23	1,845	2,095,274
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/36(a)	1,085	1,091,597
Newark Higher Education Finance Corp., RB(a)
Series A, 5.50%, 08/15/35	290	320,540
Series A, 5.75%, 08/15/45	580	631,626
Port Beaumont Navigation District, Refunding RB(a)
Series A, AMT, 3.63%, 01/01/35	650	625,814
Series A, AMT, 4.00%, 01/01/50	1,400	1,381,352
Red River Health Facilities Development Corp., RB 5.13%, 01/01/41	900	906,003
7.25%, 12/15/42(d)(e)	2,895	1,915,234
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	865	890,336
Texas Transportation Commission, RB, CAB(c) 0.00%, 08/01/46	1,420	456,218

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Transportation Commission, RB, CAB(c) (continued) 0.00%, 08/01/47	$2,120	$641,576
0.00%, 08/01/48	2,235	645,826
0.00%, 08/01/49	2,100	577,752
0.00%, 08/01/50	3,015	784,081
0.00%, 08/01/51	1,770	435,579
0.00%, 08/01/52	1,770	411,631
0.00%, 08/01/53	160	35,210

		31,967,656

Utah — 0.6%
Utah Charter School Finance Authority, Refunding RB, Series A, 6.75%, 10/15/43	2,950	2,955,575

Virginia — 2.5%
Lower Magnolia Green Community Development Authority, SAB(a) 5.00%, 03/01/35	495	498,901
5.00%, 03/01/45	505	492,501
Mosaic District Community Development Authority, TA
Series A, 6.63%, 03/01/26	1,485	1,516,942
Series A, 6.88%, 03/01/36	1,300	1,325,103
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	300	304,476
Series A, 5.00%, 01/01/34	485	510,846
Series A, 5.00%, 01/01/49	955	977,586
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	2,370	2,369,953
Virginia College Building Authority, RB, Series B, 5.00%, 07/01/45(a)	235	232,391
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 6.00%, 01/01/37	4,440	4,719,276

		12,947,975

Washington — 0.5%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,495	1,451,286
Washington State Housing Finance Commission, Refunding RB(a) 5.75%, 01/01/35	315	334,886
6.00%, 01/01/45	850	898,646

		2,684,818

Wisconsin — 4.2%
Public Finance Authority, RB 5.00%, 06/15/39	175	199,196
5.00%, 06/15/41(a)	345	346,542
5.00%, 01/01/42(a)	605	614,958
6.85%, 11/01/46(a)	900	956,709
7.00%, 11/01/46(a)	570	610,219
5.00%, 06/15/49	530	590,659
5.63%, 06/15/49(a)	2,500	2,357,900
5.00%, 04/01/50(a)	115	119,720
5.00%, 06/15/53	355	394,678
5.00%, 06/15/55(a)	895	851,995
5.00%, 01/01/56(a)	1,470	1,464,517
Series A, 6.25%, 10/01/31(a)	605	702,913
Series A, 5.38%, 06/01/44(a)	555	508,080
Series A, 7.00%, 10/01/47(a)	605	688,544
Series A, 5.63%, 06/15/49(a)	2,950	2,803,061
Series A, 5.50%, 06/01/54(a)	680	620,384
Series A-1, 4.50%, 01/01/35(a)	1,225	1,225,441

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series A-1, 5.50%, 12/01/48(a)(d)(e)	$20	$18,338
Series A-1, 5.00%, 01/01/55(a)	2,640	2,597,206
Series B, 0.00%, 01/01/35(a)(c)	1,805	720,376
Series B, 0.00%, 01/01/60(a)(c)	30,835	1,814,331
Wisconsin Health & Educational Facilities Authority, Refunding RB 5.00%, 11/01/46	470	474,451
5.00%, 11/01/54	785	788,148

		21,468,366

Total Municipal Bonds — 89.8% (Cost: $439,982,495)		457,028,324

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Illinois — 2.9%
Illinois Finance Authority, RB, Series A, (AGM), 6.00%, 08/15/41	7,180	7,450,111
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(g)	4	4,159
Series C, 4.00%, 02/15/41	1,495	1,657,902
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,056	5,804,540

		14,916,712

Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,268	2,458,291

New York — 16.2%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	14,181	15,713,156
Hudson Yards Infrastructure Corp., RB(j) 5.75%, 02/15/47(g)	2,798	2,838,010
5.75%, 02/15/47	1,721	1,745,858
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.15%, 11/01/39	1,893	1,989,066
Series C-1A, 4.20%, 11/01/44	3,470	3,645,889
Series C-1A, 4.30%, 11/01/47	2,840	2,983,557
Series D-1B, 4.25%, 11/01/45	8,996	9,556,998
New York City Water & Sewer System, Refunding RB, Series HH, 5.00%, 06/15/31(j)	8,610	8,848,239
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	18,104	18,913,581
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	6,600	6,923,974
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,444	1,636,166
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,956	7,776,867

		82,571,361

Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	2,975,990

Rhode Island — 0.4%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(g)	1,710	1,828,469

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 0.5%
Lower Colorado River Authority, Refunding RB, 4.00%, 05/15/43	$2,271	$2,344,145

Washington — 1.6%
City of Bellingham Washington Water & Sewer Revenue, RB, 5.00%, 08/01/40	7,966	8,245,108

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	1,142	1,245,685

Total Municipal Bonds Transferred to Tender Option Bond Trusts) — 22.9% (Cost: $111,766,786)		116,585,761

Total Long-Term Investments — 112.7% (Cost: $551,749,281)		573,614,085

	Shares

Short-Term Securities
Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	513,700	513,751

Total Short-Term Securities — 0.1% (Cost: $513,802)		513,751

Total Investments — 112.8% (Cost: $552,263,083)		574,127,836

Other Assets Less Liabilities — 1.0%		5,124,908

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.8)%		(70,240,416)

Net Assets Applicable to Common Shares — 100.0%		$509,012,328

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 15, 2020 to February 15, 2047, is $11,849,806. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,764,208	$—	$(2,249,582	)(a)	$(824)	$(51)	$513,751	513,700	$477	$—

(a)	Represents net amount purchased (sold).

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniAssets Fund, Inc. (MUA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$457,028,324	$—	$457,028,324
Municipal Bonds Transferred to Tender Option Bond Trusts	—	116,585,761	—	116,585,761
Short-Term Securities
Money Market Funds	513,751	—	—	513,751

	$513,751	$573,614,085	$—	$574,127,836

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $70,195,137 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) October 31, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB, Series A, 5.00%, 12/01/47	$1,010	$1,148,804

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	990	1,028,947

Arizona — 1.7%
Arizona Industrial Development Authority, RB (a) 5.00%, 07/01/54	615	641,168
Series A, 5.00%, 07/01/39	540	557,356
Series A, 5.00%, 07/01/49	610	622,292
Series A, 5.00%, 07/01/54	470	475,508
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	940	946,627
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(a)	525	534,272
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	745	830,995
Maricopa County Industrial Development Authority, Refunding RB 5.00%, 07/01/39(a)	230	246,493
5.00%, 07/01/54(a)	530	552,864
Series A, 5.00%, 09/01/36	645	785,371

		6,192,946

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	1,540	1,543,557

California — 14.2%
Anaheim Public Financing Authority, RB, Series A, (AGM), 6.00%, 09/01/24	4,495	5,096,431
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/37	1,090	1,206,826
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	1,480	1,558,336
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	975	1,010,276
Golden State Tobacco Securitization Corp., Refunding RB Series A-1, 3.50%, 06/01/36	1,315	1,334,436
Series A-1, 5.00%, 06/01/47	890	913,104
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, 6.25%, 08/01/43(b)	2,500	2,717,775
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	410	476,186
Series A, AMT, 5.00%, 03/01/37	455	526,644
Series A-1, AMT, 5.75%, 03/01/34	850	863,243
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/36(c)	3,750	2,722,575
Rio Hondo Community College District, GO, CAB, Series C, 0.00%, 08/01/38(c)	5,000	3,335,250
San Diego Community College District, GO, CAB (c) 0.00%, 08/01/31	2,145	1,339,123
0.00%, 08/01/32	2,680	1,571,364
San Diego Unified School District, GO, CAB(c) Series C, 0.00%, 07/01/38	1,600	1,074,560
Series G, 0.00%, 01/01/24(d)	3,065	1,570,016

Security	Par (000)	Value

California (continued)
San Diego Unified School District, Refunding GO, CAB(c) Series R-1, 0.00%, 07/01/30	$5,000	$4,362,250
Series R-1, 0.00%, 07/01/31	1,280	1,092,698
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	795	938,967
San Joaquin County Transportation Authority, Refunding RB, Series A, 6.00%, 03/01/21(d)	675	687,710
San Marcos Unified School District, GO, Series A, 5.00%, 08/01/21(d)	1,300	1,346,326
San Mateo County Community College District, GO, CAB, Series C, (NPFGC), 0.00%, 09/01/30(c)	12,740	11,212,729
Walnut Valley Unified School District, GO, CAB, Series B, 0.00%, 08/01/36(c)	5,500	3,696,715

		50,653,540

Colorado — 1.0%
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	1,310	1,385,469
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	1,070	1,160,297
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,060	1,143,624

		3,689,390

Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing Series A-1, 3.80%, 11/15/39	465	497,048
Sub-Series A-1, 3.85%, 11/15/43	360	381,748
Sub-Series E-1, (FHLMC, FNMA, GNMA), 4.00%, 05/15/36	225	242,122
Connecticut State Health & Educational Facilities Authority, Refunding RB 4.00%, 07/01/39	295	296,605
4.00%, 07/01/49	540	510,516
State of Connecticut, GO, Series C, 5.00%, 06/15/32	615	764,334

		2,692,373

District of Columbia — 0.4%
District of Columbia, RB, Series B-1, (NPFGC), 5.00%, 02/01/31	435	436,401
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	995	1,080,460

		1,516,861

Florida — 11.1%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,600	1,752,464
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/55(a)	540	517,536
City of Tampa Florida, RB, CAB(c) Series A, 0.00%, 09/01/49	595	199,301
Series A, 0.00%, 09/01/53	635	177,114
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	1,930	2,040,705
County of Lee Florida Airport Revenue, Refunding RB Series A, AMT, 5.63%, 10/01/26	960	994,147
Series A, AMT, 5.38%, 10/01/32	3,160	3,253,599
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	480	538,262

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/34	$190	$208,951
County of Miami-Dade Seaport Department, ARB Series A, 6.00%, 10/01/38	2,025	2,284,747
Series B, AMT, 6.00%, 10/01/30	640	726,157
Series B, AMT, 6.25%, 10/01/38	415	468,008
Series B, AMT, 6.00%, 10/01/42	660	741,008
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/41	570	274,119
Series A-2, 0.00%, 10/01/42	765	352,436
Series A-2, 0.00%, 10/01/43	695	306,377
Series A-2, 0.00%, 10/01/44	710	299,620
Series A-2, 0.00%, 10/01/45	600	242,814
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	535	569,711
Series A, AMT, 5.00%, 08/01/29(e)	210	212,270
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(a)	300	323,943
Florida Ports Financing Commission, Refunding RB Series B, AMT, 5.13%, 06/01/27	2,000	2,052,680
Series B, AMT, 5.38%, 10/01/29	1,050	1,093,155
Greater Orlando Aviation Authority, ARB Sub-Series A, AMT, 5.00%, 10/01/47	3,970	4,530,683
Sub-Series A, AMT, 5.00%, 10/01/52	1,490	1,693,430
Lakewood Ranch Stewardship District, SAB 3.85%, 05/01/39	450	453,011
4.00%, 05/01/49	675	675,614
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	2,995	3,312,740
Orange County Health Facilities Authority, Refunding RB 5.00%, 08/01/41	560	617,607
5.00%, 08/01/47	1,620	1,758,332
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	355	383,109
Palm Beach County Health Facilities Authority, RB, Series B, 4.00%, 11/15/41	160	174,998
Palm Beach County Solid Waste Authority, Refunding RB Series B, 5.00%, 10/01/21(d)	30	31,285
Series B, 5.00%, 10/01/31	1,970	2,052,996
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	1,750	2,086,892
State of Florida, GO, Series B, 4.00%, 07/01/39	2,065	2,406,406

		39,806,227

Georgia — 3.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	500	578,385
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	1,250	1,350,675
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	685	796,744
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	7,475	9,366,100

Security	Par (000)	Value

Georgia (continued)
Private Colleges & Universities Authority, RB 5.00%, 04/01/33	$140	$156,926
5.00%, 04/01/44	380	416,887

		12,665,717

Illinois — 11.9%
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	230	258,679
Series A, 5.00%, 12/01/29	280	312,595
Series A, 5.00%, 12/01/30	940	1,051,503
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(c)	250	214,335
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,070	1,153,620
Chicago O’Hare International Airport, ARB Series A, 3rd Lien, 5.75%, 01/01/39	820	827,282
Series D, Senior Lien, 5.25%, 01/01/42	2,900	3,370,032
Chicago Transit Authority Sales Tax Receipts Fund, RB 5.25%, 12/01/21(d)	595	626,904
5.25%, 12/01/49	900	1,017,252
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	45	47,856
Illinois Finance Authority, RB
Series A, 5.75%, 08/15/34	650	675,590
Series A, 6.00%, 08/15/41	1,000	1,037,940
Illinois Finance Authority, Refunding RB
Series C, 4.13%, 08/15/37	740	797,942
Series C, 5.00%, 08/15/44	350	388,983
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	1,340	1,516,411
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	1,785	2,082,649
Kane McHenry Cook & De Kalb Counties Unit School District No.300, Refunding GO, 5.25%, 01/01/33	9,145	10,006,185
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	760	817,198
Metropolitan Pier & Exposition Authority, RB, CAB(c)
Series A, (NPFGC), 0.00%, 12/15/26	5,000	4,276,500
Series A, (NPFGC), 0.00%, 12/15/33	9,950	6,303,922
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	585	590,306
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/44(c)	3,450	1,427,782
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(d)	675	697,450
State of Illinois, GO 5.25%, 02/01/32	980	1,018,925
5.50%, 07/01/33	820	857,728
5.25%, 02/01/34	680	702,515
5.50%, 07/01/38	445	459,547

		42,537,631

Indiana — 0.7%
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	1,100	1,144,594

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana (continued)
Indiana Finance Authority, RB (continued)
Series A, AMT, 5.00%, 07/01/40	$890	$950,449
Series A, AMT, 5.00%, 07/01/44	515	545,550

		2,640,593

Kansas — 0.4%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	1,295	1,371,651

Louisiana — 1.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A-2, 6.50%, 11/01/35	410	411,612
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/46	2,700	3,075,192
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,820	3,155,326

		6,642,130

Maine — 0.5%
Maine State Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	710	711,065
Maine State Housing Authority, RB, S/F Housing Series B, 3.35%, 11/15/44	200	211,392
Series G, 2.38%, 11/15/40(f)	995	983,070

		1,905,527

Maryland — 1.6%
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46(a)	740	657,875
County of Montgomery Housing Opportunities Commission, Refunding RB, Series C, AMT, 3.30%, 07/01/39	4,015	4,201,898
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	775	836,047

		5,695,820

Massachusetts — 2.5%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	2,090	2,301,717
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/41	3,235	3,625,820
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	58,871
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	765	804,742
Massachusetts School Building Authority, RB Series A, 5.00%, 05/15/23(d)	1,280	1,431,616
Sub-Series B, 4.00%, 02/15/43	755	814,788

		9,037,554

Michigan — 4.6%
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	615	670,055
Michigan Finance Authority, Refunding RB 5.00%, 12/01/21(d)	20	21,028
4.00%, 11/15/46	1,175	1,263,912
Series A, 4.00%, 12/01/40	2,945	3,297,575
Michigan State Building Authority, Refunding RB(d)
Series I-A, 5.38%, 10/15/21	845	886,284
Series II-A, (AGM), 5.25%, 10/15/21	900	942,939

Security	Par (000)	Value

Michigan (continued)
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.05%, 10/01/48	$1,855	$2,011,414
Series A, 4.15%, 10/01/53	1,885	2,036,969
Series A-1, 3.35%, 10/01/49	745	773,876
Michigan State Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38	375	392,077
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	640	771,770
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,640	1,868,239
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	1,065	1,185,760
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/39	380	418,961

		16,540,859

Missouri — 0.3%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 11/15/42	1,015	1,050,302

Nebraska — 1.7%
Central Plains Energy Project, RB 5.00%, 09/01/32	5,010	5,391,712
5.25%, 09/01/37	750	812,265

		6,203,977

New Jersey — 9.7%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(d)	15	18,315
Series WW, 5.25%, 06/15/33	155	171,804
Series WW, 5.00%, 06/15/34	205	223,893
Series WW, 5.00%, 06/15/36	925	1,004,948
Series WW, 5.25%, 06/15/40	250	272,710
AMT, 5.13%, 01/01/34	685	761,590
AMT, 5.38%, 01/01/43	895	985,010
New Jersey Economic Development Authority, Refunding RB
Series BBB, 5.50%, 06/15/30	5,360	6,245,794
Sub-Series A, 4.00%, 07/01/32	1,040	1,084,054
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	905	918,448
New Jersey Higher Education Student Assistance Authority, Refunding RB 1st Series, AMT, 5.50%, 12/01/26	235	243,545
1st Series, AMT, 5.75%, 12/01/27	1,475	1,532,215
Series B, AMT, 3.25%, 12/01/39	2,695	2,614,797
Sub-Series C, AMT, 3.63%, 12/01/49	725	715,292
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	970	1,018,122
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(d)	2,050	2,115,149
Series AA, 5.25%, 06/15/33	1,490	1,605,147
Series AA, 5.00%, 06/15/38	1,885	2,014,575
Series AA, 5.50%, 06/15/39	1,150	1,235,111
Series B, 5.50%, 06/15/31	1,000	1,026,010
Series D, 5.00%, 06/15/32	735	804,869
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.00%, 12/15/39	1,060	1,116,583
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	580	626,939
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	920	1,120,210

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.00%, 06/01/36	$1,365	$1,642,996
Series A, 4.00%, 06/01/37	870	972,129
Sub-Series B, 5.00%, 06/01/46	2,255	2,546,233

		34,636,488

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	200	206,742

New York — 4.3%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	270	273,281
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,490	1,568,434
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, 4.00%, 07/15/46	1,130	1,259,170
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	1,480	1,604,438
New York City Water & Sewer System, Refunding RB, Series BB, 5.25%, 12/15/21(d)	1,425	1,504,130
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	1,150	1,176,301
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	450	510,030
New York State Housing Finance Agency, RB, M/F
Housing, Series B, (SONYMA), 3.88%, 11/01/48	170	181,395
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	2,715	2,918,734
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	405	437,181
AMT, 5.00%, 10/01/40	1,145	1,228,619
AMT, 4.38%, 10/01/45	95	95,693
Port Authority of New York & New Jersey, Refunding ARB Consolidated, 186th Series, AMT, 5.00%, 10/15/36	625	699,950
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,250	1,371,425
Series 207, AMT, 4.00%, 09/15/43	460	501,349

		15,330,130

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,840	5,149,663
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	460	509,620
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(d)	530	564,201
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	270	291,182
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(c)	10,040	6,595,075

		13,109,741

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	555	616,494

Oregon — 0.8%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/40	440	525,351

Security	Par (000)	Value

Oregon (continued)
Clackamas County School District No.12 North
Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	$995	$529,539
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	1,150	1,305,480
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	400	431,052

		2,791,422

Pennsylvania — 11.4%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/35	755	872,516
Series B, AMT, 5.00%, 07/01/47	1,610	1,811,797
Commonwealth Financing Authority, RB
(AGM), 4.00%, 06/01/39	1,050	1,179,969
Series B, 5.00%, 06/01/22(d)	1,600	1,719,456
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	950	1,004,758
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	995	1,098,092
AMT, 5.00%, 12/31/34	7,290	8,420,606
AMT, 5.00%, 12/31/38	1,305	1,481,580
AMT, 5.00%, 06/30/42	1,035	1,146,376
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	940	1,027,138
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	200	184,988
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	2,330	2,601,235
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 127B, 3.88%, 10/01/38	885	960,668
Series 128B, 3.85%, 04/01/38	1,970	2,156,027
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	620	710,346
Series A-1, 5.00%, 12/01/41	2,385	2,768,103
Series B, 5.00%, 12/01/40	935	1,079,130
Series C, 5.50%, 12/01/23(d)	555	643,667
Series C, 5.00%, 12/01/39	3,275	3,739,657
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	2,430	2,757,685
Pennsylvania Turnpike Commission, Refunding RB 3rd Series, 4.00%, 12/01/38	2,070	2,316,371
Series A-1, 5.00%, 12/01/40	765	877,111
School District of Philadelphia, Refunding GO, Series F, 5.00%, 09/01/38	305	352,437

		40,909,713

Puerto Rico — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	459	481,188
Series A-1, Restructured, 5.00%, 07/01/58	3,927	4,176,522
Series A-2, Restructured, 4.33%, 07/01/40	7,927	8,159,499
Series A-2, Restructured, 4.78%, 07/01/58	310	325,466
Series B-1, Restructured, 4.75%, 07/01/53	476	499,267

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-2, Restructured, 4.78%, 07/01/58	$462	$484,781
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,436	1,563,176

		15,689,899

Rhode Island — 1.3%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	465	546,724
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	1,055	1,100,017
Series B, 5.00%, 06/01/50	2,630	2,805,500

		4,452,241

South Carolina — 4.9%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	975	889,356
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, (AGM), 6.50%, 08/01/21(d)	115	120,364
Series A, 5.00%, 05/01/38	2,490	2,917,981
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(d)	2,330	2,828,550
AMT, 5.00%, 07/01/48	530	617,763
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	6,225	6,969,012
Series E, 5.50%, 12/01/53	745	826,272
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/38	2,080	2,298,046

		17,467,344

South Dakota — 1.3%
South Dakota Health & Educational Facilities Authority, Refunding RB 4.00%, 07/01/37	1,225	1,350,636
4.00%, 07/01/42	3,000	3,277,320

		4,627,956

Tennessee — 0.7%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	845	924,320
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Building, RB, Series A, 5.00%, 07/01/46	1,245	1,420,919

		2,345,239

Texas — 13.3%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	135	124,212
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,395	1,577,410
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(d)	3,080	3,335,086
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	265	269,993
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	255	260,013
Series A, AMT, 6.63%, 07/15/38	455	460,360
Sub-Series A, AMT, 4.00%, 07/01/47	400	438,056

Security	Par (000)	Value

Texas (continued)
City of San Antonio Texas Electric & Gas Systems
Revenue, RB, Junior Lien, 5.00%, 02/01/23(d)	$575	$623,662
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	3,160	3,679,251
Dallas Fort Worth International Airport, ARB(d)
Series D, AMT, 5.00%, 11/01/21	3,475	3,631,542
Series H, AMT, 5.00%, 11/01/21	3,000	3,133,890
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	975	1,098,581
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/38(c)	3,420	1,666,806
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(c)	2,130	1,180,467
New Hope Cultural Education Facilities Finance Corp.,
RB, Series A, 5.00%, 08/15/50(a)	510	517,772
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,225	1,382,890
San Antonio Public Facilities Corp., Refunding RB, CAB (c) 0.00%, 09/15/35	4,990	2,608,323
0.00%, 09/15/36	11,525	5,675,947
0.00%, 09/15/37	8,245	3,820,238
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,355	1,664,387
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	1,880	2,304,974
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	750	839,348
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	290	302,569
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	390	424,094
Texas Municipal Gas Acquisition & Supply Corp. III, RB 5.00%, 12/15/31	1,190	1,285,676
5.00%, 12/15/32	3,440	3,716,645
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	1,275	1,385,989

		47,408,181

Utah — 0.7%
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/42	1,240	1,422,913
Series A, AMT, 5.00%, 07/01/48	445	515,452
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	200	202,232
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(a)	395	401,648

		2,542,245

Washington — 1.3%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,955	2,229,208
Series C, AMT, 5.00%, 04/01/40	1,015	1,120,915
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	485	528,927
Washington Health Care Facilities Authority, RB, 4.00%, 10/01/45	705	759,898
Washington State Housing Finance Commission, RB, Series A, 5.00%, 01/01/55(a)	100	102,145

		4,741,093

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51.	$670	$713,785

Wisconsin — 1.8%
Public Finance Authority, RB(a)
Series A, 5.00%, 07/15/39	105	107,578
Series A, 5.00%, 10/15/40	1,130	1,188,579
Series A, 5.00%, 07/15/49	405	406,762
Series A, 5.00%, 07/15/54	195	194,606
Series A-1, 4.50%, 01/01/35	605	605,218
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(a)	335	326,652
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.15%, 11/01/48	2,150	2,357,625
Series A, 4.45%, 05/01/57	1,160	1,262,126

		6,449,146

Total Municipal Bonds — 119.9% (Cost: $383,976,014)		428,602,265

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Arizona — 0.5%
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	1,710	1,907,385

California(h) — 1.7%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	3,826	4,279,170
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42.	1,571	1,938,887

		6,218,057

Colorado — 2.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	2,324	2,756,945
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/21(d)	7,000	7,080,290

		9,837,235

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,381	1,603,583

District of Columbia — 1.1%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	1,031	1,151,982
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	2,530	2,726,859

		3,878,841

Florida — 3.6%
City Of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	2,640	3,050,018
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49.	2,300	2,431,928
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(d)	4,480	4,827,917
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49.	2,370	2,607,356

		12,917,219

Security	Par (000)	Value

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	$2,041	$2,212,113

Illinois — 1.9%
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	2,138	2,313,289
Series A, 5.00%, 01/01/40	2,730	3,134,796
Series B, 5.00%, 01/01/40	1,050	1,215,119

		6,663,204

Kansas — 1.7%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/26(d)	4,723	6,081,812

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	1,515	1,662,546

Maine — 0.3%
Maine State Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	957	958,422

Maryland — 1.3%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	2,808	3,287,636
Series A, 5.00%, 07/01/46	1,061	1,243,878

		4,531,514

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,461	1,643,528

Michigan — 4.6%
Michigan Finance Authority, RB
4.00%, 02/15/47.	3,553	3,957,047
Series A, 5.00%, 11/01/44	1,970	2,232,411
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/21(d)	7,530	7,917,569
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 10/15/45	870	1,015,473
Series I, 4.00%, 04/15/54	1,242	1,391,031

		16,513,531

Nebraska — 0.6%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.70%, 03/01/47	1,921	2,052,932

Nevada — 2.2%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	3,061	3,734,107
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46.	3,460	4,106,086

		7,840,193

New Jersey — 2.2%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	800	936,376
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(h)	1,841	1,913,019
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	2,308	2,585,049
Series G, 4.00%, 01/01/43	2,146	2,376,495

		7,810,939

New York — 6.8%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47.	5,680	6,294,127

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	$3,470	$3,636,525
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,180	2,418,100
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 4.00%, 07/15/42(h)	1,680	1,753,735
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series A-3, 5.00%, 08/01/40(h)	3,059	3,627,040
New York City Water & Sewer System, Refunding RB, Series DD, 5.00%, 06/15/35	1,665	1,905,876
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,785	1,959,180
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,241	2,620,457

		24,215,040

Ohio — 1.6%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/43.	2,912	3,358,364
4.00%, 11/15/49(h)	2,115	2,301,458

		5,659,822

Pennsylvania — 1.1%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,542	1,626,058
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	1,229	1,297,425
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	900	1,033,740

		3,957,223

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49.	1,980	2,166,001

Texas — 3.3%
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,229	1,487,535
Houston Community College System, GO, 4.00%, 02/15/43	1,470	1,567,123
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42.	1,874	1,962,446
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,440	4,036,462
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	815	881,068
Series A, (GNMA), 3.00%, 09/01/45	463	478,769
Series A, (GNMA), 3.75%, 09/01/49	579	625,192
Series A, (GNMA), 3.00%, 03/01/50	877	907,160

		11,945,755

Virginia — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	2,234	2,708,213
Virginia Housing Development Authority, RB, M/F Housing, Series C, 3.70%, 08/01/48	3,045	3,249,532

		5,957,745

Security	Par (000)	Value

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	$2,880	$3,656,045

Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	1,980	2,116,184

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.1% (Cost: $145,382,037)		154,006,869

Total Long-Term Investments — 163.0% (Cost: $529,358,051)		582,609,134

	Shares

Short-Term Securities
Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	782,693	782,772

Total Short-Term Securities — 0.2% (Cost: $782,766)		782,772

Total Investments — 163.2% (Cost: $530,140,817)		583,391,906

Other Assets Less Liabilities — 1.1%.		3,885,713

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.5)%.		(87,485,590)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (39.8)%.		(142,332,093)

Net Assets Applicable to Common Shares — 100.0%		$357,459,936

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 15, 2020 to July 1, 2027, is $12,850,352. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniEnhanced Fund, Inc. (MEN)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$542,011	$241,027	(a)	$—	$(265)	$(1)	$782,772	782,693	$108	$—

(a)	Represents net amount purchased (sold).

FairValue Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$428,602,265	$—	$428,602,265
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	154,006,869	—	154,006,869
Short-Term Securities
Money Market Funds	782,772	—	—	782,772

	$782,772	$582,609,134	$—	$583,391,906

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates.	$—	$(87,434,931)	$—	$(87,434,931)
VRDP Shares at Liquidation Value	—	(142,500,000)	—	(142,500,000)

	$—	$(229,934,931)	$—	$(229,934,931)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) October 31, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.1%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$570	$627,507
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,090	1,207,633
Series D, Sub Lien, 6.00%, 10/01/42	1,000	1,167,280
Series D, Sub Lien, 7.00%, 10/01/51	1,545	1,842,165

		4,844,585

Arizona — 3.0%
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	1,230	1,275,707
Salt Verde Financial Corp., RB
5.00%, 12/01/37	2,360	3,124,663
Senior, 5.00%, 12/01/32.	2,000	2,583,640

		6,984,010

Arkansas — 1.0%
Arkansas Development Finance Authority, RB
5.00%, 12/01/47	385	457,480
AMT, 4.50%, 09/01/49(a)	1,810	1,814,181

		2,271,661

California — 5.9%
California Educational Facilities Authority, RB, Series V-1,
5.00%, 05/01/49	1,545	2,440,266
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33.	875	973,735
Series A, 4.00%, 04/01/45.	280	308,213
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	105	115,674
Series A, 5.25%, 08/15/49	265	285,007
California Municipal Finance Authority, Refunding RB,
Series A, 5.00%, 02/01/42	165	190,268
California Pollution Control Financing Authority, RB,
Series A, AMT, 5.00%, 11/21/45(a)	1,025	1,056,601
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	550	614,724
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	1,950	2,000,622
Montebello Unified School District, GO, CAB, (NPFGC),
0.00%, 08/01/22(b)	2,405	2,378,569
San Diego Unified School District, GO, CAB(b)
Series A, 0.00%, 07/01/29	3,080	2,760,512
Series A, 0.00%, 07/01/29(c)	395	349,310
Stockton Public Financing Authority, RB, Series A,
6.25%, 10/01/23(d)	255	299,207

		13,772,708

Colorado — 3.0%
Arapahoe County School District No.6 Littleton, GO,
Series A, 5.50%, 12/01/43	1,260	1,638,012
Colorado Educational & Cultural Facilities Authority, RB,
5.50%, 07/01/40	1,455	1,459,118
Colorado Health Facilities Authority, Refunding RB,
Series A, 4.00%, 08/01/44.	1,285	1,386,374
Regional Transportation District, RB, 6.00%, 01/15/34	1,425	1,428,562
State of Colorado, COP, Series O, 4.00%, 03/15/44	930	1,045,413

		6,957,479

Security	Par (000)	Value

Connecticut — 1.3%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	$240	$278,426
Series A, 4.00%, 05/01/39	150	173,387
State of Connecticut, GO, Series A, 4.00%, 01/15/38	2,260	2,605,441

		3,057,254

Delaware — 1.8%
County of Sussex Delaware, RB, 6.00%, 10/01/40	790	793,832
Delaware State Economic Development Authority, RB,
5.38%, 10/01/45	2,430	2,436,901
Delaware Transportation Authority, RB, 5.00%, 06/01/55	840	956,995

		4,187,728

District of Columbia — 6.3%
District of Columbia, Refunding RB
5.00%, 04/01/35	315	377,005
5.00%, 10/01/48	1,695	1,968,573
District of Columbia, TA, 5.13%, 06/01/41	1,520	1,558,076
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	1,475	1,538,336
Series B, Subordinate, 4.00%, 10/01/49	555	602,669
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB, Series B, 2nd
Senior Lien, (AGC), 0.00%, 10/01/35(b)	13,485	8,852,363

		14,897,022

Florida — 3.3%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	140	156,482
Series A-1, 5.00%, 10/01/33	155	171,737
Series A-1, 5.00%, 10/01/34	155	170,702
Series A-1, 5.00%, 10/01/35	50	54,803
Collier County Health Facilities Authority, Refunding RB,
Series A, 5.00%, 05/01/45.	960	1,068,346
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	155	172,203
Series A, 5.00%, 06/15/50	520	573,680
Series A, 5.00%, 06/15/55	310	341,710
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(d)	2,095	2,228,975
Village Community Development District No.10, SAB, 5.13%, 05/01/43	1,340	1,396,092
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,265	1,491,675

		7,826,405

Georgia — 2.3%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	370	428,005
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	520	517,171
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	360	471,380
Series A, 5.00%, 05/15/36	360	473,602
Series A, 5.00%, 05/15/37	400	529,308
Series A, 5.00%, 05/15/38	220	292,862
Series A, 5.00%, 05/15/49	725	1,003,038
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,135	1,247,558
Municipal Electric Authority of Georgia, Refunding RB,
Sub-Series A, 4.00%, 01/01/49	440	486,754

		5,449,678

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii — 0.4%
State of Hawaii Harbor System Revenue, ARB, Series A,
5.25%, 07/01/30	$945	$948,317

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	540	633,037

Illinois — 13.0%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,075	1,131,233
Series D, 5.00%, 12/01/46	1,405	1,450,815
Series H, 5.00%, 12/01/36	350	373,916
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/27	500	561,590
Series C, 5.00%, 12/01/30	605	662,814
Series F, 5.00%, 12/01/22	455	476,949
Series G, 5.00%, 12/01/34	315	338,414
Chicago O’Hare International Airport, ARB
Series A, 3rd Lien, 5.75%, 01/01/21(d)	1,680	1,694,935
Series A, 3rd Lien, 5.75%, 01/01/39	320	322,842
Series C, 3rd Lien, 6.50%, 01/01/21(d)	3,535	3,570,491
Chicago O’Hare International Airport, Refunding RB,
Series A, Senior Lien, 4.00%, 01/01/37	675	757,330
Chicago Transit Authority Sales Tax Receipts Fund, RB,
5.25%, 12/01/21(d)	730	769,113
City of Chicago Illinois Special Assessment Revenue,
SAB, 6.75%, 12/01/32	867	869,046
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	1,000	1,071,300
Cook County Community College District No.508, GO, 5.50%, 12/01/38	560	588,039
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	2,000	2,300,260
Metropolitan Pier & Exposition Authority, RB, Series A,
5.00%, 06/15/57	630	677,414
Metropolitan Pier & Exposition Authority, Refunding RB,
4.00%, 06/15/50	970	978,798
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(b)
Series B, (AGM), 0.00%, 06/15/43	3,765	1,630,621
Series B, (AGM), 0.00%, 06/15/47	13,220	4,808,511
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(d)	800	826,608
State of Illinois, GO
5.00%, 02/01/39	1,100	1,130,547
Series A, 5.00%, 04/01/38.	2,625	2,671,856
University of Illinois, RB, Series A, 5.00%, 04/01/44	705	766,279

		30,429,721

Indiana — 3.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	560	606,250
AMT, 7.00%, 01/01/44	1,355	1,483,454
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	2,275	2,367,228
Series A, AMT, 5.00%, 07/01/44	310	328,389
Series A, AMT, 5.00%, 07/01/48	1,030	1,085,404

Security	Par (000)	Value

Indiana (continued)
Indiana Finance Authority, RB (continued)
Series A, AMT, 5.25%, 01/01/51	$290	$308,166
Indianapolis Local Public Improvement Bond Bank, RB,
Series A, 5.00%, 01/15/40	880	956,032

		7,134,923

Iowa — 1.6%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	320	339,779
5.88%, 12/01/26(a)	285	294,095
Series B, 5.25%, 12/01/50(e)	1,955	2,069,211
Iowa Tobacco Settlement Authority, Refunding RB, Series C, 5.63%, 06/01/46	980	981,225

		3,684,310

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(d)	705	780,012
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(f)	865	891,071

		1,671,083

Louisiana — 1.4%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	555	555,932
Series A, 5.25%, 05/15/31	600	610,470
Series A, 5.25%, 05/15/32	765	801,613
Series A, 5.25%, 05/15/33	830	868,977
Series A, 5.25%, 05/15/35	350	372,628

		3,209,620

Maryland — 1.0%
Maryland Economic Development Corp., Refunding RB,
5.75%, 09/01/25	445	445,721
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	305	354,971
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 6.25%, 01/01/21(d)	1,520	1,534,410

		2,335,102

Massachusetts — 1.5%
Massachusetts Development Finance Agency, Refunding RB, Series P, 5.45%, 05/15/59	1,165	1,485,864
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	400	410,152
Series C-1, 3.25%, 12/01/54	1,475	1,512,613

		3,408,629

Michigan — 2.5%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien,
5.25%, 07/01/22(d)	3,085	3,341,333
Michigan Finance Authority, Refunding RB, Series A,
4.00%, 12/01/49	590	660,068
Michigan State University, Refunding RB, Series B,
5.00%, 02/15/48	730	880,300
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	785	884,938

		5,766,639

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	$750	$816,870
Series A, 5.25%, 02/15/53	1,500	1,750,440

		2,567,310

Missouri — 1.0%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	2,075	2,288,352
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	175	181,349

		2,469,701

Nebraska — 0.3%
Central Plains Energy Project, RB, 5.25%, 09/01/37	575	622,737

New Hampshire(a) — 0.7%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42.	1,105	1,127,398
Series C, AMT, 4.88%, 11/01/42	575	590,261

		1,717,659

New Jersey — 13.3%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	735	751,949
5.25%, 11/01/44	1,095	1,113,308
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,195	1,394,398
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	370	382,303
4.00%, 11/01/39	295	304,231
5.00%, 06/15/49	1,670	1,865,657
Series EEE, 5.00%, 06/15/48	2,705	2,995,057
AMT, 5.13%, 09/15/23	1,090	1,121,828
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,060	1,130,342
New Jersey Economic Development Authority, Refunding
SAB, 5.75%, 04/01/31	1,550	1,585,883
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(d)	1,575	1,625,053
Series AA, 5.00%, 06/15/44	895	944,625
Series B, 5.25%, 06/15/36	1,705	1,744,675
Series BB, 4.00%, 06/15/50	1,085	1,112,288
Series BB, 5.00%, 06/15/50	3,720	4,112,386
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/43	715	756,856
Series E, 5.00%, 01/01/45	1,875	2,110,012
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	390	456,132
Sub-Series B, 5.00%, 06/01/46	5,150	5,815,122

		31,322,105

New York — 12.3%
City of New York New York, GO, Series C, 5.00%, 08/01/42	805	991,671
Erie Tobacco Asset Securitization Corp., Refunding RB,
Series A, 5.00%, 06/01/45	1,405	1,404,930
Metropolitan Transportation Authority, RB, Series B,
5.25%, 11/15/38	1,715	1,783,377
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,145	1,212,876
Series C-1, 5.00%, 11/15/50	370	398,853

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB (continued)
Series C-1, 5.25%, 11/15/55	$550	$603,818
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46(g)	375	407,895
Series A, 4.00%, 07/01/50	770	866,111
New York City Housing Development Corp., RB, M/F
Housing, Series A, 3.00%, 11/01/55	765	775,549
New York City Transitional Finance Authority Future Tax
Secured Revenue, RB
Series C, 4.00%, 05/01/45	780	882,430
Sub-Series C-1, 4.00%, 05/01/40	310	358,177
Sub-Series E-1, 5.00%, 02/01/42	310	324,204
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38.	1,415	1,415,113
Series A, 6.25%, 06/01/41(a)	1,300	1,305,980
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	2,275	2,327,029
Series 2, Class 2, 5.15%, 11/15/34	245	253,947
Series 2, Class 2, 5.38%, 11/15/40	605	628,958
New York State Environmental Facilities Corp., RB,
Series B, Subordinate, 5.00%, 06/15/48	1,305	1,587,846
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	5,700	6,402,354
Series A, 3.00%, 03/15/50	930	942,360
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	255	275,262
AMT, 5.00%, 10/01/40	730	783,312
AMT, 4.38%, 10/01/45	65	65,474
Port Authority of New York & New Jersey, ARB
6.00%, 12/01/42	875	877,537
Series 8, 6.00%, 12/01/36.	900	903,384
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	190	213,874
Series A, 5.00%, 11/15/54	610	748,220
Westchester County Healthcare Corp., RB, Series A,
Senior Lien, 5.00%, 11/01/44	220	239,255

		28,979,796

North Carolina — 0.4%
North Carolina Medical Care Commission, Refunding RB,
Series A, 7.75%, 03/01/21(d)	415	425,225
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	390	586,338

		1,011,563

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B,
5.25%, 02/15/58	695	808,042

Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority,
Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	210	242,871
Series A-2, Class 1, 4.00%, 06/01/38	210	241,890
Series A-2, Class 1, 4.00%, 06/01/39	210	240,954
Series A-2, Class 1, 4.00%, 06/01/48	550	597,591
Series B-2, Class 2, 5.00%, 06/01/55	2,150	2,287,557
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	290	335,652

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
County of Franklin Ohio, RB (continued)
Series A, 6.13%, 07/01/22(d)	$30	$32,914
Series A, 6.13%, 07/01/40	440	467,641
Series A, 4.00%, 12/01/49	365	405,643
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	430	482,279
Series A, 3.75%, 08/15/50.	755	819,900
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	535	537,563
State of Ohio, RB, AMT, 5.00%, 06/30/53	580	629,039

		7,321,494

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B,
5.25%, 08/15/48	855	983,968
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	1,500	1,666,200
Series C, 4.00%, 01/01/42	1,420	1,571,741

		4,221,909

Oregon — 1.6%
Medford Hospital Facilities Authority, Refunding RB,
Series A, 4.00%, 08/15/50	1,210	1,338,127
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,290	1,544,633
Warm Springs Reservation Confederated Tribe, Refunding RB, Series B, 5.00%, 11/01/39(a)	650	761,774

		3,644,534

Pennsylvania — 3.9%
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	460	483,382
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	950	1,058,395
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	905	1,042,379
Series A, 4.00%, 09/01/49	415	438,921
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	2,015	2,231,834
Pennsylvania Economic Development Financing
Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,105	1,123,442
Pennsylvania Higher Educational Facilities Authority, RB,
4.00%, 08/15/49	1,680	1,893,562
Pennsylvania Turnpike Commission, RB, Series A,
5.00%, 12/01/44	795	896,036

		9,167,951

Puerto Rico — 6.4%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	475	484,410
5.63%, 05/15/43	500	504,810
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	1,845	1,872,693
Series A, Senior Lien, 5.13%, 07/01/37	510	517,742
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	530	530,906
Series A, Senior Lien, 6.00%, 07/01/44	960	961,526

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	$3,308	$3,467,909
Series A-1, Restructured, 5.00%, 07/01/58	4,568	4,858,251
Series A-2, Restructured, 4.33%, 07/01/40	62	63,818
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/46	4,955	1,424,860
Series A-1, Restructured, 0.00%, 07/01/51	1,442	298,653

		14,985,578

Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	580	646,131
Series B, 4.50%, 06/01/45	1,900	1,981,073
Series B, 5.00%, 06/01/50	2,605	2,778,832

		5,406,036

South Carolina — 3.3%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/48	2,245	2,578,248
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	2,410	2,698,043
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,035	1,155,309
Series E, 5.25%, 12/01/55	1,225	1,398,374

		7,829,974

Tennessee — 1.1%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(d)	980	1,085,134
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	115	124,379
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB
Series A, 5.00%, 07/01/40	495	569,676
Series A, 5.25%, 10/01/58	705	763,022

		2,542,211

Texas — 5.9%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50(g)	1,555	1,715,569
Central Texas Regional Mobility Authority, Refunding RB(d)
Senior Lien, 6.25%, 01/01/21	1,480	1,494,238
Sub Lien, 5.00%, 01/01/23	250	275,038
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	440	491,071
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,626,990
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	850	1,055,249
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(d)	325	371,751
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(d)	1,400	739,522
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	945	1,160,772

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	$3,330	$3,967,528
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	845	963,934

		13,861,662

Utah — 1.0%
County of Utah UT, RB
Series A, 4.00%, 05/15/43	155	178,819
Series A, 3.00%, 05/15/50	710	732,074
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	665	757,933
Series A, AMT, 5.00%, 07/01/48	640	741,325

		2,410,151

Virginia — 1.5%
Hanover County Economic Development Authority, Refunding RB, Series A, 5.00%, 07/01/47	970	971,523
Virginia Small Business Financing Authority, RB AMT, Senior Lien, 5.25%, 01/01/32	550	580,173
AMT, Senior Lien, 6.00%, 01/01/37	1,830	1,945,107

		3,496,803

Washington — 2.5%
Grant County Public Utility District No.2 Priest Rapids
Hydroelectric Project, Refunding RB, Series A, 5.00%, 01/01/26(d)	1,555	1,912,261
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,085	1,237,182
Series C, AMT, 5.00%, 04/01/40	540	596,349
Washington Health Care Facilities Authority, RB,
Series A, 5.75%, 01/01/23(d)	1,625	1,805,667
Washington Health Care Facilities Authority, Refunding
RB, Series A, 4.00%, 08/01/44	250	270,263

		5,821,722

Wisconsin — 0.3%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39(a)	100	102,455
Series A, 5.00%, 07/15/49(a)	245	246,066
Series A, 5.00%, 07/15/54(a)	115	114,767
Series B, 5.00%, 06/01/49	320	327,853

		791,141

Total Municipal Bonds — 119.5%
(Cost: $257,757,243)		280,469,990

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 2.2%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(i)	2,257	2,539,685
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	2,250	2,644,611

		5,184,296

Security	Par (000)	Value

Colorado — 2.1%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(i)	$1,664	$1,974,328
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	2,700	2,916,432

		4,890,760

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate,
(AGM), 4.00%, 10/01/53	1,299	1,417,047

Georgia — 1.7%
Dalton Whitfield County Joint Development Authority, RB,
4.00%, 08/15/48	2,622	2,885,787
Georgia Housing & Finance Authority, Refunding RB,
Series A, 3.60%, 12/01/44	1,042	1,128,477

		4,014,264

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(d)	3	2,870
Series C, 4.00%, 02/15/41	1,031	1,143,952

		1,146,822

Massachusetts — 4.3%
Commonwealth of Massachusetts Transportation Fund
Revenue, RB, Series A, 4.00%, 06/01/45	1,502	1,628,007
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47.	3,359	3,884,183
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(d)	4,502	4,704,690

		10,216,880

New York — 12.5%
Hudson Yards Infrastructure Corp., RB(i)
5.75%, 02/15/47(d)	687	696,945
5.75%, 02/15/47	423	428,739
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	7,440	7,772,275
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(i)	4,460	4,678,928
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	947	1,073,734
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	4,317	4,827,021
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	2,083	2,311,185
New York State Urban Development Corp., RB, Series A,
4.00%, 03/15/46	4,846	5,354,092
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,860	2,129,403

		29,272,322

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(d)	1,830	2,240,579

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,695	2,013,694

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(d)	$1,140	$1,218,979

Texas — 6.9%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	2,041	2,185,904
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(d)	1,720	1,858,821
Lower Colorado River Authority, Refunding RB, 4.00%, 05/15/43	1,504	1,552,414
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(d)	2,350	2,459,228
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	2,295	2,403,370
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	5,020	5,831,734

		16,291,471

Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60	1,545	1,740,983
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	3,460	3,830,635

		5,571,618

Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	2,059	2,245,512
4.00%, 12/15/49(i)	2,140	2,344,220

		4,589,732

Total Municipal Bonds Transferred to Tender Option Bond
Trusts — 37.5%
(Cost: $83,696,956)		88,068,464

Total Long-Term Investments — 157.0%
(Cost: $341,454,199)		368,538,454

Security	Shares	Value
Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional
Class, 0.01%(j)(k)	1,348,219	$1,348,354

Total Short-Term Securities — 0.6% (Cost: $1,348,073)		1,348,354

Total Investments — 157.6% (Cost: $342,802,272)		369,886,808
Other Assets Less Liabilities — 0.5%		1,177,560
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.4)%		(52,653,073)
VMTP Shares at Liquidation Value — (35.7)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$234,711,295

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	When-issued security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $8,021,524.

See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$5,685,668	$—	$(4,337,823	)(a)	$1,972	$(1,463)	$1,348,354	1,348,219	$231	$—

(a)	Represents net amount purchased (sold).

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund, Inc. (MHD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$280,469,990	$—	$280,469,990
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	88,068,464	—	88,068,464
Short-Term Securities
Money Market Funds	1,348,354	—	—	1,348,354

	$1,348,354	$368,538,454	$—	$369,886,808

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates.	$—	$(52,627,736)	$—	$(52,627,736)
VMTP Shares at Liquidation Value	—	(83,700,000)	—	(83,700,000)

	$—	$(136,327,736)	$—	$(136,327,736)

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.3%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$1,875	$2,188,650

Arizona — 1.6%
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	890	923,072
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	475	545,861
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,010	1,337,250

		2,806,183

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	1,370	1,373,165

California — 3.7%
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/33	445	495,214
California Municipal Finance Authority, RB, S/F Housing Series A, 5.25%, 08/15/39	80	88,133
Series A, 5.25%, 08/15/49	195	209,722
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	120	138,377
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	730	752,506
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	405	452,660
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	1,425	1,461,993
San Diego Unified School District, GO, CAB Series A, 0.00%, 07/01/29(b)	2,235	2,003,163
Series A, 0.00%, 07/01/29(b)(c)	290	256,456
State of California, GO, 6.00%, 03/01/33	425	426,275
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(d)	185	217,072

		6,501,571

Colorado — 1.7%
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/37(b)	1,490	869,996
Colorado Educational & Cultural Facilities Authority, RB, 5.50%, 07/01/40	1,055	1,057,986
Colorado Health Facilities Authority, Refunding RB, Series A, 3.25%, 08/01/49	1,105	1,056,159

		2,984,141

Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series A-1, 3.85%, 11/15/43	1,370	1,452,762

Delaware — 2.4%
County of Sussex Delaware, RB, 6.00%, 10/01/40	570	572,764
Delaware State Economic Development Authority, RB, 5.38%, 10/01/45	2,050	2,055,822
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,395	1,585,083

		4,213,669

Security	Par (000)	Value

District of Columbia — 4.0%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB, Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34(b)	$10,170	$6,926,177

Florida — 3.0%
City of Tampa Florida, RB, CAB(b) Series A, 0.00%, 09/01/49	285	95,464
Series A, 0.00%, 09/01/53	300	83,676
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	1,070	1,131,375
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(b) Series A-2, 0.00%, 10/01/41	275	132,250
Series A-2, 0.00%, 10/01/42	370	170,459
Series A-2, 0.00%, 10/01/43	335	147,678
Series A-2, 0.00%, 10/01/44	345	145,590
Series A-2, 0.00%, 10/01/45	285	115,337
Florida Housing Finance Corp., RB, S/F Housing, 1st Series, (FHLMC, FNMA, GNMA), 3.75%, 07/01/42	420	453,235
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(d)	1,525	1,622,524
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	75	87,325
Village Community Development District No.10, SAB, 5.13%, 05/01/43	1,060	1,104,371

		5,289,284

Georgia — 4.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	270	312,328
Griffin-Spalding County Hospital Authority, RB, 4.00%, 04/01/42	2,310	2,525,985
Main Street Natural Gas, Inc., RB Series A, 5.00%, 05/15/36	1,500	1,973,340
Series A, 5.00%, 05/15/38	790	1,051,640
Series A, 5.00%, 05/15/49	935	1,293,572
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	260	288,834
5.00%, 01/01/56	350	413,749

		7,859,448

Hawaii — 0.4%
State of Hawaii Harbor System Revenue, ARB, Series A, 5.25%, 07/01/30	680	682,387

Idaho — 1.2%
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	2,000	2,008,000

Illinois — 10.5%
Chicago Board of Education, GO Series C, 5.25%, 12/01/35	805	847,110
Series D, 5.00%, 12/01/46	1,070	1,104,988
Series H, 5.00%, 12/01/46	240	252,060
Chicago Board of Education, Refunding GO Series C, 5.00%, 12/01/25	360	398,185
Series C, 5.00%, 12/01/34	240	257,839
Series D, 5.00%, 12/01/25	435	481,141
Series F, 5.00%, 12/01/24	340	370,243
Chicago O’Hare International Airport, ARB Series A, 3rd Lien, 5.75%, 01/01/39	400	403,552
Series C, 3rd Lien, 6.50%, 01/01/21(d)	2,935	2,964,467

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(d)	$530	$558,397
City of Chicago Illinois Special Assessment Revenue, SAB, 6.75%, 12/01/32	578	579,364
Cook County Community College District No.508, GO, 5.50%, 12/01/38	410	430,529
Illinois Finance Authority, Refunding RB, 4.00%, 03/01/35	1,290	1,436,944
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	365	392,470
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	280	282,540
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/47(b)	9,555	3,475,440
Railsplitter Tobacco Settlement Authority, RB(d) 5.50%, 06/01/21	230	236,925
6.00%, 06/01/21	500	516,630
State of Illinois, GO 5.00%, 02/01/39	810	832,494
Series A, 5.00%, 04/01/38	1,920	1,954,272
University of Illinois, RB, Series A, 5.00%, 04/01/44	520	565,198

		18,340,788

Indiana — 3.0%
City of Valparaiso Indiana, RB AMT, 6.75%, 01/01/34	415	449,275
AMT, 7.00%, 01/01/44	1,000	1,094,800
Indiana Finance Authority, RB Series A, 1st Lien, 5.25%, 10/01/38.	1,660	1,727,296
Series A, AMT, 5.00%, 07/01/44	225	238,347
Series A, AMT, 5.00%, 07/01/48	740	779,805
Series A, AMT, 5.25%, 01/01/51	210	223,154
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	640	695,296

		5,207,973

Iowa — 1.8%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	940	998,101
5.88%, 12/01/26(a)	210	216,701
Series B, 5.25%, 12/01/50(e)	240	254,021
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,715	1,696,358

		3,165,181

Kansas — 0.4%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	615	651,402

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(d)	525	580,860
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(f)	635	654,139

		1,234,999

Louisiana — 2.4%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/47	1,635	1,822,257
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.50%, 05/15/30	405	405,680
Series A, 5.25%, 05/15/31	435	442,591

Security	Par (000)	Value

Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued) Series A, 5.25%, 05/15/32	$555	$581,562
Series A, 5.25%, 05/15/33	600	628,176
Series A, 5.25%, 05/15/35	255	271,486

		4,151,752

Maine — 0.7%
Maine State Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	355	355,533
Maine State Housing Authority, RB, S/F Housing Series C, 3.95%, 11/15/43	335	367,880
Series G, 2.38%, 11/15/40(g)	475	469,305

		1,192,718

Maryland — 2.0%
Maryland Economic Development Corp., Refunding RB, 5.75%, 09/01/25	330	330,535
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 05/15/42	1,760	2,025,109
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 6.25%, 01/01/21(d)	1,095	1,105,380

		3,461,024

Massachusetts — 4.2%
Massachusetts Development Finance Agency, Refunding RB 4.00%, 07/01/39	1,140	1,204,969
Series A, 4.00%, 06/01/49	150	158,182
Series P, 5.45%, 05/15/59.	845	1,077,730
Massachusetts Educational Financing Authority, RB Series B, AMT, 2.63%, 07/01/36	475	472,858
AMT, Subordinate, 3.75%, 07/01/47	1,865	1,813,601
Massachusetts Educational Financing Authority, Refunding RB Series A, AMT, 3.63%, 07/01/32	1,550	1,583,588
Series B, AMT, 3.63%, 07/01/34	1,000	1,017,990

		7,328,918

Michigan — 3.9%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(d)	2,235	2,420,706
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,170	1,240,153
Michigan Finance Authority, RB, Series C-1, Senior Lien, 5.00%, 07/01/22(d)	455	490,872
Michigan Finance Authority, Refunding RB, 4.00%, 11/15/46	570	613,132
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	940	1,015,783
Michigan State Housing Development Authority, RB, S/F Housing Series A, 4.00%, 06/01/49	265	287,864
Series C, 4.13%, 12/01/38	185	193,425
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	490	552,382

		6,814,317

Missouri — 0.1%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	130	134,716

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire — 1.2%
New Hampshire Business Finance Authority, Refunding RB(a) Series B, 4.63%, 11/01/42	$735	$749,898
Series C, AMT, 4.88%, 11/01/42	420	431,147
New Hampshire Housing Finance Authority, RB, M/F Housing, (FHA), 4.00%, 07/01/52	800	855,360

		2,036,405

New Jersey — 10.2%
Casino Reinvestment Development Authority, Inc., Refunding RB 5.25%, 11/01/39	530	542,222
5.25%, 11/01/44	790	803,209
New Jersey Economic Development Authority, RB Series B, 4.50%, 06/15/40	1,270	1,383,970
Series WW, 5.00%, 06/15/36	210	228,150
AMT, 5.13%, 09/15/23	805	828,506
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	1,125	1,151,044
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	1,450	1,624,638
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	680	690,322
New Jersey Transportation Trust Fund Authority, RB Series A, 5.50%, 06/15/21(d)	1,025	1,057,574
Series AA, 4.13%, 06/15/39	1,040	1,111,313
Series AA, 5.00%, 06/15/44	940	992,100
Series B, 5.25%, 06/15/36	1,235	1,263,738
New Jersey Transportation Trust Fund Authority, Refunding RB 4.00%, 12/15/39	510	537,224
Series A, 5.00%, 12/15/36	380	432,277
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	715	804,618
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	275	297,256
Tobacco Settlement Financing Corp., Refunding RB Series A, 4.00%, 06/01/37	500	558,695
Sub-Series B, 5.00%, 06/01/46.	3,105	3,506,011

		17,812,867

New York — 7.5%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,020	1,019,949
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,305,037
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	2,350	2,473,704
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	740	750,204
New York City Transitional Finance Authority Future Tax Secured Revenue, RB Series C, 4.00%, 05/01/45	835	944,652
Sub-Series E-1, 5.00%, 02/01/42	740	773,907
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,000	1,004,600
New York Liberty Development Corp., Refunding RB(a) Series 1, Class 1, 5.00%, 11/15/44	1,495	1,529,191
Series 2, Class 2, 5.15%, 11/15/34	175	181,391
Series 2, Class 2, 5.38%, 11/15/40	440	457,424

Security	Par (000)	Value

New York (continued)
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	$210	$238,014
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 3.00%, 01/01/46	900	919,629
Port Authority of New York & New Jersey, ARB 6.00%, 12/01/42	630	631,827
Series 8, 6.00%, 12/01/36.	650	652,444
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44.	247	268,550

		13,150,523

North Carolina — 0.4%
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	400	448,080
North Carolina Medical Care Commission, Refunding RB, Series A, 7.75%, 03/01/21(d)	305	312,515

		760,595

Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,065	2,197,119
County of Franklin Ohio, RB Series A, 6.13%, 07/01/22(d)	20	21,943
Series A, 6.13%, 07/01/40	330	350,731
County of Montgomery Ohio, Refunding RB, 4.00%, 11/15/42	655	695,426
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	405	406,940
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	125	134,806
State of Ohio, RB, AMT, 5.00%, 06/30/53	420	455,511
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	945	1,045,368

		5,307,844

Oklahoma — 0.6%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	625	725,369
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	280	311,024

		1,036,393

Oregon — 0.8%
Salem-Keizer School District No.24J, GO, CAB, Series A, 0.00%, 06/15/40(b)	1,980	1,219,759
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	200	215,526

		1,435,285

Pennsylvania — 5.1%
Bucks County Industrial Development Authority, RB, 4.00%, 08/15/50	1,305	1,413,772
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	335	352,028
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	470	497,091
Pennsylvania Economic Development Financing Authority, RB Series A-1, 4.00%, 04/15/50	470	518,697
AMT, 5.00%, 12/31/38	390	442,771
AMT, 5.00%, 06/30/42	440	487,348
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	800	813,352

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	$100	$92,494
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 128B, 3.85%, 04/01/38.	965	1,056,125
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 119, 3.50%, 10/01/36	1,250	1,321,462
Pennsylvania Turnpike Commission, RB Series A, 5.00%, 12/01/44	585	659,348
Series A, Subordinate, 4.00%, 12/01/49	1,075	1,180,425

		8,834,913

Puerto Rico — 6.4%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	325	331,438
5.63%, 05/15/43	355	358,415
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB Series A, Senior Lien, 5.00%, 07/01/33	1,355	1,375,339
Series A, Senior Lien, 5.13%, 07/01/37	385	390,844
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB Series A, Senior Lien, 6.00%, 07/01/38	400	400,684
Series A, Senior Lien, 6.00%, 07/01/44	725	726,153
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB Series A-1, Restructured, 4.75%, 07/01/53	865	906,814
Series A-1, Restructured, 5.00%, 07/01/58	3,838	4,081,867
Series A-2, Restructured, 4.33%, 07/01/40	565	581,571
Series A-2, Restructured, 4.78%, 07/01/58	925	971,148
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	3,780	1,086,977

		11,211,250

Rhode Island — 2.8%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	945	945,671
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.00%, 06/01/35	420	467,889
Series B, 4.50%, 06/01/45	1,375	1,433,671
Series B, 5.00%, 06/01/50	1,895	2,021,453

		4,868,684

South Carolina — 4.5%
South Carolina Jobs-Economic Development Authority, RB 5.00%, 04/01/44	100	107,045
4.00%, 04/01/49	100	96,409
5.00%, 04/01/49	135	143,744
4.00%, 04/01/54	105	100,159
5.00%, 04/01/54	245	260,325
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 4.25%, 05/01/48	1,445	1,575,426
South Carolina Ports Authority, ARB AMT, 5.25%, 07/01/25(d)	555	673,681
AMT, 5.00%, 07/01/55	710	821,342
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	2,040	2,283,821
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,635	1,866,402

		7,928,354

Security	Par (000)	Value

Tennessee — 0.9%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(d)	$720	$797,241
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	375	410,201
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	360	414,310

		1,621,752

Texas — 4.1%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	65	59,806
Central Texas Regional Mobility Authority, Refunding RB(d) Senior Lien, 6.25%, 01/01/21	1,070	1,080,293
Sub Lien, 5.00%, 01/01/23	180	198,027
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series A, AMT, 4.00%, 07/01/47	190	208,077
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(d)	240	274,524
Midland County Fresh Water Supply District No.1, RB, CAB(b)
Series A, 0.00%, 09/15/40	2,525	1,129,331
Series A, 0.00%, 09/15/41	1,395	591,619
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 04/01/25(d)	145	173,967
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(d)	1,015	536,153
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	610	688,623
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	195	212,047
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	710	806,624
Texas Transportation Commission, RB, CAB(b) 0.00%, 08/01/35	270	157,132
0.00%, 08/01/36	145	80,004
0.00%, 08/01/37	195	101,778
0.00%, 08/01/38	200	98,824
0.00%, 08/01/44	870	307,867
0.00%, 08/01/45	1,135	380,702

		7,085,398

Utah — 0.1%
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(a)	190	193,198

Virginia — 1.9%
Virginia Housing Development Authority, RB, M/F Housing, Series D, 3.90%, 10/01/48	1,430	1,552,980
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	400	421,944
AMT, Senior Lien, 6.00%, 01/01/37	1,345	1,429,601

		3,404,525

Washington — 1.5%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	440	464,908
Port of Seattle Washington, ARB, Series C, AMT, 5.00%, 04/01/40	390	430,697

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(d)	$1,195$	1,327,860
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	285	344,405

		2,567,870

West Virginia — 1.0%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	1,605	1,709,887

Wisconsin — 1.9%
Public Finance Authority, Refunding RB, Series A, 4.00%, 10/01/49	2,000	2,181,860
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 3.15%, 11/01/44.	480	496,046
Series A, 4.45%, 05/01/57	575	625,623

		3,303,529

Total Municipal Bonds — 109.0% (Cost: $173,872,717)		190,238,497

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Arizona — 0.6%
Maricopa County Industrial Development Authority, RB,
Series A, 4.00%, 01/01/41	915	1,020,618

California — 2.2%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(i)	1,638	1,842,957
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	1,635	1,921,751

		3,764,708

Colorado — 1.2%
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	1,950	2,106,312

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	510	569,889

Florida — 5.7%
City Of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	1,290	1,490,350
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,932	2,102,452
County of Broward Florida Port Facilities Revenue, ARB,
Series B, AMT, 4.00%, 09/01/49	2,350	2,484,796
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(i)	3,543	3,897,589

		9,975,187

Georgia — 0.7%
Georgia Housing & Finance Authority, Refunding RB,
Series A, 3.70%, 06/01/49	1,071	1,160,275

Illinois — 0.6%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(d)	2	2,786
Series C, 4.00%, 02/15/41	1,002	1,110,794

		1,113,580

Security	Par (000)	Value

Louisiana — 0.8%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	$1,245	$1,366,250

Maine — 0.3%
Maine State Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	475	475,812

Maryland — 4.2%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/46	1,515	1,776,969
Series A, 4.00%, 07/01/49	3,123	3,527,783
Maryland Stadium Authority, RB, 5.00%, 05/01/42	1,740	2,067,973

		7,372,725

Massachusetts — 3.9%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	1,982	2,398,555
Massachusetts Housing Finance Agency, RB, Series A-1, (FHA), 3.10%, 06/01/60	1,111	1,124,600
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(d)	3,211	3,356,012

		6,879,167

Michigan — 2.6%
Michigan Finance Authority, RB, 4.00%, 02/15/47	1,724	1,920,086
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,337	2,533,807

		4,453,893

Nebraska — 0.6%
Nebraska Investment Finance Authority, RB, S/F Housing,
Series A, (FHLMC, FNMA, GNMA), 3.70%, 03/01/47	1,007	1,076,024

Nevada — 1.5%
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	2,260	2,692,682

New York — 8.6%
Hudson Yards Infrastructure Corp., RB(i) 5.75%, 02/15/47(d)	501	508,581
5.75%, 02/15/47	309	312,864
New York City Housing Development Corp., Refunding RB,
Series A, 4.15%, 11/01/38.	1,080	1,197,958
New York City Transitional Finance Authority Building Aid
Revenue, RB, Series S-1, 4.00%, 07/15/42(i)	1,395	1,456,226
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	5,400	5,641,168
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(i)	3,250	3,409,533
Port Authority of New York & New Jersey, ARB, Series 221,
AMT, 4.00%, 07/15/60	854	937,447
Port Authority of New York & New Jersey, Refunding ARB,
194th Series, 5.25%, 10/15/55	1,350	1,545,534

		15,009,311

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency,
Refunding RB, Series B, 5.00%, 10/01/25(d)	1,320	1,616,155

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 1.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(i)	$1,559	$1,807,494
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,230	1,460,395

		3,267,889

Rhode Island — 0.8%
Rhode Island Housing and Mortgage Finance Corp., Refunding RB, S/F Housing, Series 69-B, (FHLMC, FNMA, GNMA), 3.55%, 10/01/33	1,280	1,397,555

South Carolina — 1.0%
South Carolina Ports Authority, ARB, Series B, AMT,
4.00%, 07/01/49(i)	1,665	1,821,410

Texas — 9.6%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	1,801	1,928,739
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(d)	1,260	1,361,694
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,297	2,617,839
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,859	2,249,443
Houston Community College System, GO, 4.00%, 02/15/43	1,395	1,487,168
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,095	1,233,025
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(d)	1,710	1,789,481
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,499	1,569,957
Texas Department of Housing & Community Affairs, RB, S/F Housing Series A, (GNMA), 3.63%, 09/01/44	437	471,536
Series A, (GNMA), 3.00%, 09/01/45	625	646,696
Series A, (GNMA), 3.75%, 09/01/49	239	258,522
Series A, (GNMA), 3.00%, 03/01/50	1,185	1,225,343

		16,839,443

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB,
Series B, 4.13%, 08/15/43	1,445	1,558,258

Wisconsin — 0.9%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,395	1,513,073

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.8% (Cost: $82,305,096)		87,050,216

Total Long-Term Investments — 158.8% (Cost: $256,177,813)		277,288,713

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	681,000	$681,068

Total Short-Term Securities — 0.4% (Cost: $681,122)		681,068

Total Investments — 159.2% (Cost: $256,858,935)		277,969,781
Other Assets Less Liabilities — 1.0%		1,775,600
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.7)%		(50,154,774)
VMTP Shares at Liquidation Value — (31.5)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$174,590,607

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	When-issued security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $9,031,595.

See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Fund II, Inc. (MUH)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,196,701	$—	$(515,436	)(a)	$(143)	$(54)	$681,068	681,000	$103	$—

(a)	Represents net amount purchased (sold).

FairValue Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$190,238,497	$—	$190,238,497
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	87,050,216	—	87,050,216
Short-Term Securities
Money Market Funds	681,068	—	—	681,068

	$681,068	$277,288,713	$—	$277,969,781

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates.	$—	$(50,132,060)	$—	$(50,132,060)
VMTP Shares at Liquidation Value	—	(55,000,000)	—	(55,000,000)

	$—	$(105,132,060)	$—	$(105,132,060)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (unaudited) October 31, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	$565	$590,385

Arizona — 3.0%
Arizona Industrial Development Authority, RB 4.38%, 07/01/39(a)	325	336,011
Series A, 5.00%, 07/01/39(a)	270	278,678
Series A, (BAM), 4.00%, 06/01/44	425	461,244
Series A, 5.00%, 07/01/49(a)	310	316,247
Series A, 5.00%, 07/01/54(a)	240	242,813
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 3.25%, 07/01/49	670	691,983
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	470	473,313
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	260	263,554
Maricopa County Industrial Development Authority, Refunding RB(a) 5.00%, 07/01/39	115	123,247
5.00%, 07/01/54	265	276,432
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,410	1,866,854

		5,330,376

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	785	786,813

California — 15.2%
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 04/01/45	460	506,350
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	800	910,376
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	725	816,292
Series I, 5.50%, 11/01/30	1,500	1,719,540
Series I, 5.50%, 11/01/31	2,465	2,821,612
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	910	933,624
Series A-2, 5.00%, 06/01/47	255	261,620
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	1,420	1,639,646
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A-1, AMT, 5.50%, 03/01/30	2,400	2,436,552
Series A-1, AMT, 5.75%, 03/01/34	2,180	2,213,964
Redondo Beach Unified School District, GO, Series E, 5.50%, 08/01/21(b)	1,335	1,387,372
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	3,170	3,565,870
Series J, 5.25%, 05/15/38	900	996,075
Riverside County Public Financing Authority, RB, 5.25%, 11/01/40	2,500	2,968,500
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,085	1,207,496
Series A, AMT, 5.25%, 05/01/33	850	935,127

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued) Series A, AMT, 5.00%, 05/01/44	$1,090	$1,202,335
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/40	540	600,215

		27,122,566

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,000	1,135,370
Series A, AMT, 5.50%, 11/15/30	340	384,605
Series A, AMT, 5.50%, 11/15/31	405	457,221
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 10/01/59(a)	615	620,227

		2,597,423

Connecticut — 1.0%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series I-1, 5.00%, 07/01/42	590	680,435
State of Connecticut, GO, Series A, 5.00%, 04/15/38	985	1,187,792

		1,868,227

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	820	943,098

Florida — 17.3%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(a)	275	270,017
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	2,760	3,293,977
City of Pompano Beach Florida, Refunding RB, 4.00%, 09/01/50	420	422,919
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,161,279
County of Lee Florida Airport Revenue, Refunding RB,
Series A, AMT, 5.38%, 10/01/32	1,500	1,544,430
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/22(b)	2,900	3,147,573
County of Miami-Dade Seaport Department, ARB
Series A, 5.38%, 10/01/33	1,015	1,135,815
Series A, 6.00%, 10/01/38	1,000	1,128,270
Series B, AMT, 6.25%, 10/01/38	460	518,756
Series B, AMT, 6.00%, 10/01/42	615	690,485
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(a)	430	404,952
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	270	287,518
Series A, AMT, 5.00%, 08/01/29(c)	105	106,135
Florida Development Finance Corp., Refunding RB,
Series C, 5.00%, 09/15/50(a)	155	164,235
Hillsborough County Aviation Authority, Refunding RB,
Sub-Series A, AMT, 5.50%, 10/01/29	1,735	1,958,052
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	65	65,884
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,465	3,832,602
Palm Beach County Health Facilities Authority, RB,
Series B, 5.00%, 11/15/42	135	157,186

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	$1,185	$1,306,759
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	1,040	1,171,362
Southern Groves Community Development District No.5, Refunding SAB, 4.00%, 05/01/43.	220	217,419
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	3,995	4,177,811
Trout Creek Community Development District, SAB
4.00%, 05/01/40	360	359,611
4.00%, 05/01/51	600	581,946
Westside Community Development District, SAB, 4.00%, 05/01/50	815	792,172

		30,897,165

Georgia — 1.3%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	470	526,344
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	555	767,842
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	835	976,265

		2,270,451

Hawaii — 1.5%
State of Hawaii Airports System Revenue, ARB, Series A,
AMT, 5.00%, 07/01/45	1,500	1,659,555
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	425	469,459
AMT, 5.25%, 08/01/26	460	507,564

		2,636,578

Illinois — 11.1%
Chicago Midway International Airport, Refunding ARB,
Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,000	1,078,150
Chicago O’Hare International Airport, ARB
Series A, 3rd Lien, 5.75%, 01/01/21(b)	960	968,534
Series A, 3rd Lien, 5.75%, 01/01/39	185	186,643
Series C, 3rd Lien, 6.50%, 01/01/21(b)	500	505,020
Series D, AMT, Senior Lien, 5.00%, 01/01/42	430	485,165
Chicago Transit Authority Sales Tax Receipts Fund, RB,
5.25%, 12/01/21(b)	2,790	2,939,528
City of Chicago Illinois Wastewater Transmission Revenue,
RB, 2nd Lien, 5.00%, 01/01/42	2,050	2,127,449
Cook County Community College District No.508, GO
5.50%, 12/01/38	1,250	1,312,587
5.25%, 12/01/43	1,505	1,554,545
Illinois Finance Authority, Refunding RB, Series C, 5.00%,
02/15/41	555	657,697
Metropolitan Pier & Exposition Authority, RB, Series A,
5.00%, 06/15/57	640	688,166
Metropolitan Pier & Exposition Authority, Refunding RB,
4.00%, 06/15/50	615	620,578
Railsplitter Tobacco Settlement Authority, RB(b)
5.50%, 06/01/21	1,405	1,447,305
6.00%, 06/01/21	400	413,304
State of Illinois, GO
5.25%, 02/01/31	875	915,723
5.25%, 02/01/32	1,355	1,408,821

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
5.50%, 07/01/33	$2,000	$2,092,020
5.50%, 07/01/38	425	438,893

		19,840,128

Indiana — 2.1%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/40	565	603,375
Indianapolis Local Public Improvement Bond Bank, RB,
Series F, 5.25%, 02/01/36.	3,055	3,087,566

		3,690,941

Iowa — 0.6%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	1,100	1,151,117

Louisiana — 1.1%
Lake Charles Harbor & Terminal District, ARB, Series B,
AMT, (AGM), 5.50%, 01/01/29	1,500	1,709,940
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A-2,
6.50%, 11/01/35	205	205,806

		1,915,746

Maryland — 3.3%
Howard County Housing Commission, RB, M/F Housing,
5.00%, 12/01/42	1,430	1,647,946
Maryland Health & Higher Educational Facilities Authority,
RB, Series B, 4.00%, 04/15/45	795	887,864
Maryland Stadium Authority, RB, 5.00%, 05/01/34	2,700	3,312,522

		5,848,332

Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	545	611,130
Series A, 5.00%, 01/01/47	245	269,819
Massachusetts Development Finance Agency, Refunding
RB, Series A, 5.00%, 01/01/40	435	489,579

		1,370,528

Michigan — 0.3%
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	520	586,201

Minnesota — 0.3%
Housing & Redevelopment Authority of The City of St. Paul
Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	575	619,172

Mississippi — 3.5%
Mississippi Development Bank, RB, (AGM), 6.88%,
12/01/40	2,595	3,025,718
Mississippi State University Educational Building Corp.,
Refunding RB, 5.25%, 08/01/23(b)	1,000	1,135,430
State of Mississippi, RB
Series A, 5.00%, 10/15/37	330	383,651
Series A, 4.00%, 10/15/38	1,650	1,777,166

		6,321,965

Montana — 0.2%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	100	104,968
Series B-2, 3.60%, 12/01/47	155	166,656

		271,624

Nevada — 5.4%
City of Carson City Nevada, Refunding RB, 5.00%,
09/01/42	650	741,149

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	$1,570	$1,741,334
Series A-1, (AGM), 4.00%, 06/01/46	1,250	1,380,725
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	1,205	1,484,223
Series A, 5.00%, 06/01/37	3,000	3,675,450
Tahoe-Douglas Visitors Authority, RB(d)
5.00%, 07/01/40	160	171,176
5.00%, 07/01/45	200	212,066
5.00%, 07/01/51	215	225,660

		9,631,783

New Hampshire(a)(c) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	245	239,446
Series B, AMT, 3.75%, 07/01/45	395	380,424

		619,870

New Jersey — 12.0%
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	460	530,868
Series A, 5.00%, 06/15/47	2,500	2,742,850
Series LLL, 5.00%, 06/15/34	365	423,510
AMT, (AGM), 5.00%, 01/01/31	790	871,828
AMT, 5.38%, 01/01/43	3,000	3,301,710
New Jersey Housing & Mortgage Finance Agency,
Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,320	1,436,516
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	1,890	2,029,879
Series B, 5.25%, 06/15/36	1,000	1,023,270
Series BB, 4.00%, 06/15/50	895	917,509
Series S, 5.25%, 06/15/43	1,740	1,986,854
New Jersey Transportation Trust Fund Authority, Refunding
RB, Series A, 5.00%, 12/15/32	1,600	1,842,208
Port Authority of New York & New Jersey, Refunding ARB,
Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,017,640
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	1,390	1,625,702
Sub-Series B, 5.00%, 06/01/46	555	626,678

		21,377,022

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%,
05/15/44	100	103,371

New York — 3.5%
Hudson Yards Infrastructure Corp., RB
5.75%, 02/15/21(b)	1,555	1,579,134
5.75%, 02/15/47	955	966,603
Monroe County Industrial Development Corp., Refunding
RB, 4.00%, 12/01/46(d)	435	473,158
New York City Water & Sewer System, RB
5.38%, 12/15/20(b)	865	870,536
5.38%, 06/15/43	440	442,556
New York Liberty Development Corp., Refunding RB,
Series 1, Class 1, 5.00%, 11/15/44(a)	525	537,007
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	195	210,495
AMT, 5.00%, 10/01/40	560	600,897

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB (continued)
AMT, 4.38%, 10/01/45	$40	$40,292
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	598,317

		6,318,995

North Carolina — 0.4%
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/50	115	121,379
Series A, 5.00%, 10/01/50	305	348,749
University of North Carolina at Chapel Hill, RB, 5.00%,
02/01/49	160	240,549

		710,677

Ohio — 3.5%
Buckeye Tobacco Settlement Financing Authority,
Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,405	2,558,872
Ohio Turnpike & Infrastructure Commission, RB,
Series A-1, Junior Lien, 5.25%, 02/15/31	2,000	2,205,960
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,305	1,443,604

		6,208,436

Oregon — 0.4%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	600	708,186

Pennsylvania — 8.4%
Altoona Area School District, GO, (BAM), 5.00%, 12/01/36	110	129,177
Bristol Township School District, GO, 5.25%, 06/01/37	1,000	1,100,220
County of Lehigh Pennsylvania, Refunding RB, Series A,
4.00%, 07/01/49	420	461,500
Montgomery County Higher Education and Health
Authority, Refunding RB, Series A, 5.00%, 09/01/48	980	1,120,513
Pennsylvania Housing Finance Agency, RB, S/F Housing,
Series 125B, 3.65%, 10/01/42.	1,000	1,068,770
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	1,170	1,362,851
Series A, Subordinate, 5.00%, 12/01/44	2,080	2,507,315
Pennsylvania Turnpike Commission, Refunding RB, 2nd
Series, 5.00%, 12/01/41	1,250	1,488,950
Springfield School District/Delaware County, GO
5.00%, 03/01/40	865	1,048,389
5.00%, 03/01/43	590	711,280
Swarthmore Borough Authority, RB, 5.00%, 09/15/48	1,900	2,330,464
Westmoreland County Municipal Authority, Refunding RB,
(BAM), 5.00%, 08/15/36	1,290	1,554,257

		14,883,686

Puerto Rico — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,276	2,386,022
Series A-1, Restructured, 5.00%, 07/01/58	3,078	3,273,576
Series A-2, Restructured, 4.33%, 07/01/40	749	770,968
Series A-2, Restructured, 4.78%, 07/01/58	155	162,733
Series B-1, Restructured, 4.75%, 07/01/53	238	249,633
Series B-2, Restructured, 4.78%, 07/01/58	231	242,391
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	2,783	800,280

		7,885,603

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 6.1%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	$1,000	$1,101,900
Series A, AMT, 6.00%, 07/01/38	1,695	1,889,722
Series A, AMT, 5.50%, 07/01/41	1,000	1,096,790
County of Berkeley South Caolina, SAB
4.25%, 11/01/40	175	175,364
4.38%, 11/01/49	265	262,668
County of Charleston South Caolina, ARB, 5.25%, 12/01/38	2,180	2,460,653
South Carolina Jobs-Economic Development Authority, RB,
5.00%, 01/01/40(a)	485	452,980
South Carolina Jobs-Economic Development Authority,
Refunding RB, Series A, 5.00%, 05/01/43	800	926,024
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(b)	1,095	1,329,297
South Carolina Public Service Authority, RB, Series E,
5.50%, 12/01/53	1,000	1,109,090

		10,804,488

Tennessee — 1.6%
Metropolitan Nashville Airport Authority, ARB, Series B,
AMT, 5.00%, 07/01/40	2,500	2,795,675

Texas — 8.4%
City of Beaumont Texas, GO, 5.25%, 03/01/23(b)	1,360	1,514,523
City of Houston Texas Airport System Revenue, Refunding
ARB, AMT, 5.00%, 07/15/27	130	132,449
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37.	1,175	1,420,787
Series A, AMT, 5.00%, 07/01/27	125	127,458
Series A, AMT, 6.63%, 07/15/38	225	227,651
Dallas Fort Worth International Airport, ARB, Series H,
AMT, 5.00%, 11/01/21(b)	2,200	2,298,186
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	1,240	1,386,618
New Hope Cultural Education Facilities Finance Corp., RB,
Series A, 5.00%, 08/15/50(a)	260	263,962
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/21(b)	3,150	3,285,796
North Texas Tollway Authority, Refunding RB, Series A,
5.00%, 01/01/48	1,060	1,255,644
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	620	691,610
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Series B, 5.00%, 07/01/35	1,500	1,839,075
Texas City Industrial Development Corp., RB, Series 2012,
4.13%, 12/01/45	145	151,284
Texas Private Activity Bond Surface Transportation Corp.,
RB, AMT, 5.00%, 06/30/58	385	437,395

		15,032,438

Utah(a) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39	100	102,951
Utah Charter School Finance Authority, Refunding RB,
5.00%, 06/15/55	195	198,282

		301,233

Security	Par (000)	Value

Vermont — 1.0%
University of Vermont and State Agricultural College,
Refunding RB, 5.00%, 10/01/43	$1,470	$1,742,479

Virginia — 1.8%
Lexington Industrial Development Authority, RB, 5.00%,
01/01/22(b)	570	601,248
Virginia Small Business Financing Authority, RB, AMT,
5.00%, 12/31/52	2,330	2,585,857

		3,187,105

Washington — 7.4%
City of Seattle Washington Municipal Light & Power
Revenue, Refunding RB, Series A, 5.25%, 02/01/21(b)	1,375	1,391,761
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	385	439,000
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	1,450	1,672,227
State of Washington, COP
Series B, 5.00%, 07/01/36	1,000	1,252,120
Series B, 5.00%, 07/01/37	3,910	4,882,965
Series B, 5.00%, 07/01/38	650	809,991
State of Washington, GO
Series B, 5.25%, 02/01/21(b)	1,075	1,088,104
Series C, 5.00%, 02/01/36	1,300	1,618,279

		13,154,447

Wisconsin — 1.9%
Public Finance Authority, RB
Series A, 4.00%, 11/15/37.	100	110,191
Series A, 5.00%, 11/15/41.	195	227,524
Series A, 5.00%, 07/01/55	170	172,191
Series A, 5.00%, 10/15/55(a)	560	575,742
Series A-1, 5.00%, 01/01/55(a)	305	300,056
Public Finance Authority, Refunding RB
5.00%, 09/01/49(a)	165	160,888
5.00%, 11/15/49	335	360,464
Wisconsin Health & Educational Facilities Authority,
Refunding RB, 5.00%, 04/01/44	1,205	1,444,361

		3,351,417

Wyoming — 0.2%
Wyoming Municipal Power Agency, Inc., Refunding RB,
Series A, (BAM), 5.00%, 01/01/42	330	391,562

Total Municipal Bonds — 132.3% (Cost: $219,681,566)		235,867,309

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 3.0%
Sacramento Area Flood Control Agency, Refunding SAB,
5.00%, 10/01/47	4,499	5,289,222

Colorado(g) — 1.9%
City & County of Denver Colorado Airport System
Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43	1,901	2,276,475
Colorado Health Facilities Authority, Refunding RB,
Series A, 4.00%, 08/01/49	1,000	1,075,890

		3,352,365

Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority,
Refunding RB, 5.00%, 12/01/45	1,771	2,056,769

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 0.3%
City of Chicago IIllinois Waterworks Revenue, Refunding
RB, 2nd Lien, (AGM), 5.25%, 11/01/33	$480	$481,440

Louisiana — 3.8%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	2,043	2,250,399
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	4,105	4,520,968

		6,771,367

Maryland — 4.4%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46 .	1,499	1,758,334
Maryland Stadium Authority, RB, 5.00%, 05/01/47	4,894	6,023,530

		7,781,864

Michigan — 4.5%
Michigan Finance Authority, RB(g)
4.00%, 02/15/47	2,138	2,388,841
Series A, 4.00%, 02/15/44	1,912	2,135,588
Michigan State Building Authority, Refunding RB, Series I,
5.00%, 10/15/45	3,020	3,524,974

		8,049,403

New York — 4.2%
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	4,530	4,732,313
New York Liberty Development Corp., Refunding RB,
5.75%, 11/15/51(g)	2,660	2,790,571

		7,522,884

Pennsylvania — 6.6%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	3,650	4,173,958
County of Lehigh Pennsylvania, Refunding RB, Series A,
4.00%, 07/01/49(g)	2,996	3,291,727
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(g)	2,596	2,937,980
Westmoreland County Municipal Authority, Refunding RB,
(BAM), 5.00%, 08/15/38	1,184	1,366,799

		11,770,464

Virginia — 1.5%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(g)	2,320	2,719,110

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.3% (Cost: $52,166,074)		55,794,888

Total Long-Term Investments — 163.6% (Cost: $271,847,640)		291,662,197

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional
Class, 0.01%(h)(i)	908,051	$908,141

Total Short-Term Securities — 0.5% (Cost: $908,141)		908,141

Total Investments — 164.1% (Cost: $272,755,781)		292,570,338

Other Assets Less Liabilities — 1.2%		2,063,552

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.5)%		(29,383,970)

VMTP Shares at Liquidation Value — (48.8)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$178,249,920

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	When-issued security.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to August 1, 2027, is $12,013,276. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$679,833	$228,324	(a)	$—	$255	$(271)	$908,141	908,051	$111	$—

(a)	Represents net amount purchased (sold).

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	61	12/21/20	$8,431	$46,618
U.S. Long Treasury Bond	24	12/21/20	4,139	51,066

				$97,684

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$97,684	$—	$97,684

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$97,684	$—	$97,684

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$6,285,297

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$235,867,309	$—	$235,867,309
Municipal Bonds Transferred to Tender Option Bond Trusts	—	55,794,888	—	55,794,888
Short-Term Securities
Money Market Funds	908,141	—	—	908,141

	$908,141	$291,662,197	$—	$292,570,338

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments
Assets(a)
Interest Rate Contracts	$97,684	$—	$—	$97,684

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(29,367,864)	$—	$(29,367,864)
VMTP Shares at Liquidation Value	—	(87,000,000)	—	(87,000,000)

	$—	$(116,367,864)	$—	$(116,367,864)

See notes to financial statements.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Arizona — 4.5%
Arizona Health Facilities Authority, Refunding RB,
Series A, 5.00%, 02/01/30	$2,685	$2,828,406
Arizona Industrial Development Authority, RB(a)
4.00%, 07/01/29	500	523,725
Series A, 3.55%, 07/15/29	1,360	1,414,985
Series B, 4.25%, 07/01/27	440	460,271
City of Phoenix Civic Improvement Corp., ARB,
Series B, AMT, Junior Lien, 5.00%, 07/01/35	4,000	4,849,240
Glendale Union High School District No.205, GO
Series C, (BAM), 5.00%, 07/01/24	1,945	2,172,215
Series C, (BAM), 5.00%, 07/01/27	500	556,730
Industrial Development Authority of the City of Phoenix,
RB, Series A, 5.75%, 07/01/24(a)	620	657,212
Industrial Development Authority of the City of Phoenix,
Refunding RB, Series A, 5.00%, 07/01/25	300	326,154
Industrial Development Authority of the County of Pima, RB(a)
4.13%, 06/15/29	350	352,205
5.00%, 07/01/29	300	311,355
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(a)	295	307,012
Series A, 5.00%, 09/01/32	1,000	1,243,660
Series A, 5.00%, 09/01/33	800	988,720
Series A, 5.00%, 09/01/34	1,000	1,229,170
Phoenix-Mesa Gateway Airport Authority, ARB
AMT, 5.00%, 07/01/27	700	747,404
AMT, 5.00%, 07/01/32	1,925	2,048,393
Pinal County Electric District No.3, Refunding RB,
Series A, 5.00%, 07/01/21(b)	1,600	1,650,560
Scottsdale Industrial Development Authority, Refunding
RB, Series C, (AGM), 5.00%, 09/01/35	2,050	2,056,375
University of Arizona, RB, 5.00%, 08/01/28	2,000	2,071,080

		26,794,872

Arkansas — 0.7%
City of Benton Arkansas, RB, 5.00%, 06/01/29	1,055	1,213,672
University of Arkansas, Refunding RB, 5.00%, 03/01/31	2,315	2,711,814

		3,925,486

California — 6.2%
California Municipal Finance Authority, RB, Series A,
4.00%, 10/01/29(a)	420	430,735
County of Santa Barbara California, COP, Series B,
AMT, 5.25%, 12/01/33	10,330	12,869,630
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/33	6,715	8,059,612
Series A-1, 5.00%, 06/01/35	5,785	6,814,383
Norman Y Mineta San Jose International Airport SJC,
Refunding RB, Series A-1, AMT, 5.00%, 03/01/25	2,000	2,027,720
San Diego County Regional Airport Authority, Refunding RB
AMT, 5.00%, 07/01/32	1,000	1,268,250
AMT, 5.00%, 07/01/33	1,030	1,297,027
AMT, 5.00%, 07/01/34	1,000	1,251,320
State of California, GO, 5.50%, 04/01/28	15	15,059

Security	Par (000)	Value

California (continued)
Transbay Joint Powers Authority, TA
Series A, 5.00%, 10/01/35	$700	$877,149
Series A, 5.00%, 10/01/36	800	997,672
Series A, 5.00%, 10/01/37	1,000	1,243,330

		37,151,887

Colorado — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/32	5,000	6,109,600
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 11/09/22(b)	270	295,102
Series A, 5.00%, 08/01/34	1,500	1,868,280
Park Creek Metropolitan District, Refunding RB,
Series A, Senior Lien, 5.00%, 12/01/34	500	582,330
Thompson Crossing Metropolitan District No.4,
Refunding GO, 3.50%, 12/01/29.	515	488,447
University of Northern Colorado, Refunding RB,
Series A, 5.00%, 06/01/31	2,000	2,286,400

		11,630,159

Connecticut — 3.6%
Connecticut Housing Finance Authority, Refunding RB,
S/F Housing, Series C-2, AMT, 2.20%, 11/15/34	1,250	1,220,563
Connecticut State Health & Educational Facilities
Authority, RB, Series A, 5.00%, 01/01/30(a)	130	140,239
Connecticut State Health & Educational Facilities
Authority, Refunding RB
Series F, 5.00%, 07/01/21(b)	4,530	4,674,235
Series G-1, 5.00%, 07/01/27(a)	100	111,448
Series G-1, 5.00%, 07/01/28(a)	100	112,282
Series G-1, 5.00%, 07/01/29(a)	100	113,002
Series G-1, 5.00%, 07/01/30(a)	100	112,328
Series G-1, 5.00%, 07/01/32(a)	150	166,593
Series G-1, 5.00%, 07/01/34(a)	125	137,404
State of Connecticut Special Tax Revenue, RB,
Series A, 5.00%, 05/01/35	1,750	2,215,745
State of Connecticut, GO
Series A, 5.00%, 04/15/30	5,000	6,276,400
Series A, 5.00%, 04/15/31	4,000	4,988,040
Series A, 5.00%, 04/15/34	1,185	1,482,565

		21,750,844

Delaware — 1.1%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/29	880	909,163
Series A, 5.00%, 07/01/30	1,030	1,060,684
Series A, 5.00%, 07/01/31	750	769,815
Series A, 5.00%, 07/01/32	375	383,768
Series A, 5.00%, 07/01/33	1,190	1,214,216
Delaware State Economic Development Authority, RB,
5.38%, 10/01/45	2,300	2,306,532

		6,644,178

Florida — 8.2%
Capital Projects Finance Authority, Refunding RB,
Series A-1, 5.00%, 10/01/31	1,500	1,685,040
Capital Region Community Development District, Refunding SAB
Series A-1, 4.13%, 05/01/23	300	306,588

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Region Community Development District, Refunding SAB (continued)
Series A-1, 4.63%, 05/01/28	$500	$541,955
Capital Trust Agency, Inc., RB
Series A, 4.00%, 06/15/29(a)	625	664,069
Series A, 5.00%, 12/15/29	400	460,580
Charlotte County Industrial Development Authority, RB,
AMT, 5.00%, 10/01/29(a)	1,000	1,074,710
County of Lee Florida Airport Revenue, Refunding RB
Series A, AMT, 5.50%, 10/01/23	1,000	1,035,060
Series A, AMT, (AGM), 5.00%, 10/01/27	1,635	1,684,688
County of Miami-Dade Florida Transit System,
Refunding RB, 5.00%, 07/01/22(b)	1,500	1,616,475
County of Miami-Dade Seaport Department, ARB
Series B, AMT, 6.00%, 10/01/28	3,470	3,948,131
Series B, AMT, 6.00%, 10/01/29	3,480	3,954,881
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/28	500	422,345
Series A-2, 0.00%, 10/01/29	800	653,360
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/35	3,100	3,718,016
Series A, 5.00%, 08/15/31	1,000	1,236,030
Esplanade Lake Club Community Development District, SAB
Series A-1, 3.63%, 11/01/30.	370	376,826
Series A-2, 3.63%, 11/01/30.	245	249,520
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(a)	2,255	2,401,304
Florida Gulf Coast University Financing Corp., Refunding RB
5.00%, 02/01/34	800	970,056
5.00%, 02/01/35	850	1,025,499
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.30%, 05/01/29	960	986,546
Harbor Bay Community Development District, SAB,
Series A-1, 3.30%, 05/01/29	600	616,596
Hills Minneola Community Development District, SAB,
3.50%, 05/01/31(a)	1,100	1,097,305
Lakewood Ranch Stewardship District, SAB
3.65%, 05/01/22(a)	320	322,826
4.00%, 05/01/22	640	647,859
3.60%, 05/01/24	520	527,851
4.30%, 05/01/27(a)	520	547,591
3.80%, 05/01/29	765	791,748
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,671,144
Midtown Miami Community Development District, Refunding SAB, Series A, 4.25%, 05/01/24	905	929,544
Osceola Chain Lakes Community Development District,
SAB, 3.50%, 05/01/30	350	352,401
Pinellas County Industrial Development Authority, RB,
5.00%, 07/01/29	2,200	2,434,102
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/33	610	666,010
School District of Broward County, Refunding COP,
Series A, (AGM), 5.00%, 07/01/21(b)	4,000	4,124,560

Security	Par (000)	Value

Florida (continued)
Southern Groves Community Development District
No.5, Refunding SAB, 3.25%, 05/01/29	$300	$305,634
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(d)	143	90,783
Talavera Community Development District, SAB
3.50%, 05/01/25	365	369,975
3.85%, 05/01/30	540	556,400
Tolomato Community Development District, Refunding
SAB, Sub-Series A-2, 3.85%, 05/01/29	180	178,339

		49,242,347

Georgia — 6.3%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	8,315	9,902,916
Cobb County Kennestone Hospital Authority, Refunding RB
5.00%, 04/01/32	1,250	1,498,575
4.00%, 04/01/33(e)	200	228,932
4.00%, 04/01/34(e)	275	312,593
4.00%, 04/01/35(e)	275	309,595
4.00%, 04/01/36(e)	300	336,330
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 2.75%, 12/01/35	3,000	3,142,890
Main Street Natural Gas, Inc., RB
Series A, 5.50%, 09/15/28	2,500	3,184,700
Series A, 5.00%, 05/15/33	5,000	6,047,500
Series A, 5.00%, 05/15/34	5,250	6,310,605
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/34	700	853,174
5.00%, 01/01/35	1,225	1,486,709
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 5.00%, 01/01/34	2,295	2,829,505
Sub-Series A, 5.00%, 01/01/35	925	1,134,540

		37,578,564

Illinois — 15.1%
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	385	433,006
Series A, 5.00%, 12/01/29	470	524,713
Series A, 5.00%, 12/01/30	1,580	1,767,420
Series C, 5.00%, 12/01/26	4,730	5,286,484
Series D, 5.00%, 12/01/26	4,185	4,677,365
Chicago Board of Education, Refunding GO, CAB,
Series A, 0.00%, 12/01/25(c)	420	360,083
Chicago Midway International Airport, Refunding ARB,
Series A, 2nd Lien, AMT, 5.00%, 01/01/32	5,000	5,504,250
Chicago Midway International Airport, Refunding RB,
Series A, 2nd Lien, AMT, 5.50%, 01/01/32	1,500	1,623,900
Chicago O’Hare International Airport, Refunding ARB
Series C, AMT, Senior Lien, 5.25%, 01/01/28	1,350	1,477,413
Series C, AMT, Senior Lien, 5.25%, 01/01/29	3,020	3,301,645
Chicago O’Hare International Airport, Refunding RB
Series B, 5.00%, 01/01/32	3,745	4,342,327
Series A, AMT, Senior Lien, 5.00%, 01/01/23	13,000	14,206,660
Chicago Transit Authority Sales Tax Receipts Fund, RB,
5.25%, 12/01/21(b)	3,700	3,898,209
Cook County Community College District No.508, GO,
5.13%, 12/01/38	1,000	1,034,430
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/28	810	835,240
Series A, 5.00%, 02/15/29	400	411,096

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, RB (continued)
Series A, 5.00%, 02/15/30	$500	$512,340
Series A, 5.00%, 02/15/31	500	510,675
Series A, 5.00%, 02/15/32	500	509,130
Illinois Finance Authority, Refunding RB
5.00%, 03/01/30	550	666,121
5.00%, 03/01/32	920	1,104,497
Illinois State Toll Highway Authority, RB, Series A,
5.00%, 01/01/34	9,140	9,943,040
Illinois State Toll Highway Authority, Refunding RB,
Series A, 5.00%, 12/01/31	4,220	5,026,104
Metropolitan Pier & Exposition Authority, Refunding RB,
5.00%, 12/15/28	1,200	1,396,380
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 06/01/21(b)	3,500	3,605,385
State of Illinois, GO
5.25%, 07/01/29	5,000	5,253,350
5.00%, 04/01/31	1,000	1,047,970
5.00%, 05/01/31	5,010	5,250,630
5.00%, 11/01/34	5,000	5,286,150
Series D, 5.00%, 11/01/28	350	377,031
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	120	132,701

		90,305,745

Indiana — 2.5%
City of Whiting Indiana, RB, 5.25%, 01/01/21	4,800	4,838,112
Indiana Finance Authority, RB, Series A, 1st Lien,
5.25%, 10/01/31	10,000	10,437,100

		15,275,212

Iowa — 0.5%
Iowa Higher Education Loan Authority, RB
5.25%, 04/01/23	695	707,614
5.25%, 04/01/24	730	743,213
5.25%, 04/01/25	520	529,386
5.25%, 04/01/26	360	366,480
Iowa Student Loan Liquidity Corp., Refunding RB,
Series A, AMT, 5.00%, 12/01/26	775	891,808

		3,238,501

Kansas — 1.4%
Kansas City Industrial Development Authority, ARB,
AMT, 4.00%, 03/01/35	1,480	1,628,370
Seward County Unified School District No.480 Liberal, Refunding GO
5.00%, 09/01/22(b)	3,990	4,335,494
5.00%, 09/01/33	2,010	2,174,539

		8,138,403

Kentucky(b) — 0.5%
Louisville/Jefferson County Metropolitan Government, Refunding RB
5.00%, 06/01/22	120	128,882
Series A, 5.00%, 06/01/22	2,750	2,953,555

		3,082,437

Louisiana — 3.0%
City of Bossier City Louisiana Utilities Revenue, Refunding RB, 5.00%, 10/01/32	2,000	2,315,420

Security	Par (000)	Value

Louisiana (continued)
Louisiana Local Government Environmental Facilities &
Community Development Auth, Refunding RB,
5.00%, 12/01/21(b)	$7,160	$7,529,670
New Orleans Aviation Board, ARB, Series A, 5.00%, 01/01/33	1,000	1,154,150
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A-1, 4.00%, 05/01/34	3,000	3,148,290
Terrebonne Levee & Conservation District, RB, 5.00%, 07/01/23(b)	3,660	4,122,661

		18,270,191

Maine — 0.6%
Finance Authority of Maine, Refunding RB
Series A-1, AMT, (AGM), 5.00%, 12/01/28	1,000	1,201,600
Series A-1, AMT, (AGM), 3.00%, 12/01/29	2,300	2,388,228

		3,589,828

Maryland — 1.3%
City of Baltimore Maryland, Refunding TA(a)
Series A, Senior Lien, 2.95%, 06/01/27	175	171,556
Series A, Senior Lien, 3.05%, 06/01/28	190	185,961
Series A, Senior Lien, 3.15%, 06/01/29	200	195,682
City of Baltimore Maryland, TA, Series B, 3.38%, 06/01/29(a)	285	277,154
Maryland Economic Development Corp., Refunding RB
Series A, 5.00%, 06/01/29	1,835	2,110,195
Series A, 5.00%, 06/01/30	1,015	1,160,815
Series A, 5.00%, 06/01/31	1,000	1,134,490
Series A, 5.00%, 06/01/32	1,000	1,127,220
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 5.00%, 07/01/22(b)	1,140	1,226,218

		7,589,291

Massachusetts — 1.4%
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/29	2,700	3,153,762
5.00%, 07/01/30	3,125	3,618,062
Series A, 5.00%, 01/01/31	1,730	1,925,698

		8,697,522

Michigan — 2.8%
City of Detroit Michigan, GO
5.00%, 04/01/26	265	285,339
5.00%, 04/01/27	210	227,886
5.00%, 04/01/28	235	256,533
5.00%, 04/01/29	235	255,746
5.00%, 04/01/30	180	198,731
5.00%, 04/01/31	265	286,502
5.00%, 04/01/32	225	242,401
5.00%, 04/01/33	295	315,650
Manistee Area Public Schools, Refunding GO, (Q-SBLF), 5.00%, 05/01/21(b)	1,000	1,022,400
Michigan Finance Authority, Refunding RB, Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	4,000	4,587,400
Michigan State Building Authority, Refunding RB,
Series II-A, 5.00%, 10/15/21(b)	2,500	2,613,350
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/33	2,415	2,851,825
AMT, 5.00%, 12/31/33	2,000	2,355,260

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	$440	$487,793
5.00%, 11/15/34	490	526,882

		16,513,698

Minnesota — 2.0%
City of Minneapolis Minnesota, RB
4.00%, 06/01/30	150	159,201
4.00%, 06/01/31	50	52,668
City of Minneapolis Minnesota, Refunding RB, Series A,
5.00%, 11/15/33	2,370	2,866,728
Duluth Economic Development Authority, Refunding RB
Series A, 5.00%, 02/15/33	1,000	1,201,970
Series A, 5.00%, 02/15/34	1,185	1,415,779
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29(a)	250	266,288
University of Minnesota, RB
Series B, 5.00%, 08/01/36	1,000	1,031,800
Series C, 5.00%, 08/01/27	1,390	1,561,234
Series C, 5.00%, 08/01/28	740	830,480
Series C, 5.00%, 08/01/29	1,555	1,743,715
Series C, 5.00%, 08/01/30	835	935,158

		12,065,021

Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	350	308,637
St Louis County Industrial Development Authority, Refunding RB
5.00%, 09/01/27	360	395,730
5.00%, 09/01/32	1,015	1,127,543

		1,831,910

Montana — 0.1%
Yellowstone County School District No.2 Billings, GO,
5.00%, 06/15/30	500	575,550

Nebraska — 0.7%
Douglas County Hospital Authority No.3, Refunding RB,
5.00%, 11/01/30	800	943,488
Nebraska Public Power District, Refunding RB
Series A, 5.00%, 01/01/30	1,000	1,051,340
Series A, 5.00%, 01/01/32	2,000	2,100,800

		4,095,628

Nevada — 1.2%
City of Las Vegas Nevada Special Improvement District No.814, SAB
3.50%, 06/01/28	160	158,102
3.25%, 06/01/30	350	335,059
City of Reno Nevada, Refunding RB, Series A-1,
(AGM), 5.00%, 06/01/31	1,000	1,217,250
County of Clark Department of Aviation, Refunding RB,
Series A-2, Sub Lien, 5.00%, 07/01/33	5,000	5,666,400

		7,376,811

Security	Par (000)	Value

New Hampshire(a) — 0.3%
New Hampshire Business Finance Authority, RB, AMT,
2.95%, 04/01/29	$1,000	$925,130
New Hampshire Business Finance Authority, Refunding RB, Series A, AMT, 4.00%, 11/01/27	795	810,351

		1,735,481

New Jersey — 23.9%
Essex County Improvement Authority, RB, Series A,
(AGM), 5.00%, 11/01/20(f)	98	98,000
New Jersey Economic Development Authority, RB
AMT, 5.13%, 09/15/23	4,670	4,806,364
AMT, 5.50%, 01/01/26	1,500	1,684,110
AMT, 5.50%, 01/01/27	1,000	1,121,330
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/26	2,135	2,328,943
AMT, 5.00%, 10/01/27	1,680	1,846,118
New Jersey Economic Development Authority, Refunding RB
Series EE, 5.00%, 09/01/23	3,465	3,513,025
Series E, AMT, 4.70%, 12/01/25	3,000	3,009,330
New Jersey Educational Facilities Authority, RB, 5.00%,
06/15/28	10,000	11,067,700
New Jersey Educational Facilities Authority, Refunding RB
5.00%, 07/01/25(b)	1,966	2,381,632
5.00%, 07/01/30	3,034	3,535,095
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	2,130	2,162,333
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/26	635	658,089
Series 1B, AMT, 2.95%, 12/01/28.	190	194,984
Series B, AMT, 5.00%, 12/01/27	1,000	1,210,330
Series B, AMT, 5.00%, 12/01/28	1,000	1,209,760
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.25%, 06/15/21(b)	3,185	3,282,620
Series A, 5.00%, 06/15/30	2,000	2,290,260
Series AA, 5.25%, 06/15/31	12,000	12,979,440
Series AA, 5.25%, 06/15/32	2,250	2,504,205
Series AA, 5.00%, 06/15/35	3,000	3,426,270
Series B, 5.25%, 06/15/26	3,500	3,587,605
Series B, 5.50%, 06/15/31	11,780	12,086,398
Series C, 5.25%, 06/15/32	10,000	11,053,900
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	1,695	1,940,995
Series A, 5.00%, 12/15/33	2,285	2,618,587
New Jersey Turnpike Authority, RB, Series E, 5.00%,
01/01/32	12,000	13,935,720
New Jersey Turnpike Authority, Refunding RB, Series B,
5.00%, 01/01/29	6,000	6,555,180
Newark Housing Authority Scholarship Foundation A New Jersey Non, RB, M/F Housing
Series A, 5.00%, 12/01/23	1,230	1,357,588
Series A, 5.00%, 12/01/25	1,345	1,505,499
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/29	250	285,633

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
South Jersey Port Corp., ARB (continued)
Series B, AMT, 5.00%, 01/01/30	$200	$227,654
Series B, AMT, 5.00%, 01/01/31	350	395,840
Series B, AMT, 5.00%, 01/01/32	425	477,959
State of New Jersey, GO, 5.00%, 06/01/28	5,000	5,819,200
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	850	1,064,481
Series A, 5.00%, 06/01/32	11,980	14,773,017
Series A, 5.00%, 06/01/33	220	269,476

		143,264,670

New Mexico — 1.3%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,841,747
Albuquerque Municipal School District No.12, GO, Series 2017, 5.00%, 08/01/30	1,250	1,537,075
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	170	182,311
New Mexico Hospital Equipment Loan Council, Refunding RB, Series A, 5.00%, 08/01/31	2,500	2,960,250

		7,521,383

New York — 9.8%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.00%, 06/01/22	800	820,000
Series A, 4.50%, 06/01/27	1,710	1,913,097
Series A, 5.00%, 06/01/35	415	457,591
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(a)	450	484,646
Build NYC Resource Corp., Refunding RB, 5.00%, 08/01/35	665	767,742
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	3,145	3,270,391
Sub-Series A-1, 5.00%, 11/15/40	2,355	2,452,732
Sub-Series B-1, 5.00%, 11/15/21(b)	3,800	3,985,972
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(b)	5,695	6,406,761
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/32	1,030	1,217,666
New York State Dormitory Authority, RB, Series A,
5.25%, 07/01/21(b)	900	929,565
New York State Dormitory Authority, Refunding RB
5.00%, 12/01/27(a)	900	1,074,438
5.00%, 12/01/28(a)	1,800	2,139,138
Series A, 5.00%, 05/01/32	3,060	3,536,840
Series A, 5.00%, 07/01/32	9,000	10,406,340
New York Transportation Development Corp., RB, AMT,
4.00%, 10/01/30	2,775	2,837,826
Niagara Area Development Corp., Refunding RB,
Series B, 3.50%, 11/01/24(a)	1,000	965,840
Port Authority of New York & New Jersey, ARB
5.00%, 12/01/20	865	867,794
Consolidated, 221st Series, AMT, 4.00%, 07/15/36	2,650	2,986,841
Troy Capital Resource Corp., Refunding RB
5.00%, 09/01/32	3,000	3,682,620

Security	Par (000)	Value

New York (continued)
Troy Capital Resource Corp., Refunding RB (continued)
Series A, 5.00%, 09/01/33	$860	$1,049,166
Westchester County Healthcare Corp., Refunding RB,
Series A, Senior Lien, 5.00%, 11/01/21(b)	6,125	6,413,549

		58,666,555

North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding
RB, Series A, 5.00%, 10/01/31	1,500	1,615,800

Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	1,000	1,156,530
Series A-2, Class 1, 4.00%, 06/01/38	1,000	1,151,860
Series A-2, Class 1, 4.00%, 06/01/39	1,000	1,147,400
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, 5.00%, 12/01/35	850	1,071,901
Ohio Air Quality Development Authority, Refunding RB,
3.25%, 09/01/29	1,550	1,561,346
Ohio Turnpike & Infrastructure Commission, RB,
Series A-1, Junior Lien, 5.25%, 02/15/31	6,000	6,617,880

		12,706,917

Oklahoma — 1.2%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/27	1,190	1,372,855
5.00%, 10/01/28	1,265	1,455,421
5.00%, 10/01/29	1,400	1,603,056
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/29	1,200	1,440,576
Series B, 5.00%, 08/15/33	1,305	1,530,073

		7,401,981

Oregon — 1.1%
Klamath County School District, GO
5.00%, 06/15/30	1,000	1,118,400
5.00%, 06/15/31	1,000	1,117,080
State of Oregon, GO, Series H, 5.00%, 05/01/22(b)	2,000	2,142,020
Umatilla County School District No.16R Pendleton, GO,
Series A, 5.00%, 06/15/24(b)	2,000	2,337,900

		6,715,400

Pennsylvania — 6.5%
Allentown Neighborhood Improvement Zone Development Authority, RB(a)
5.00%, 05/01/22	1,055	1,080,848
5.00%, 05/01/23	490	502,333
5.00%, 05/01/28	835	891,972
Commonwealth Financing Authority, RB
5.00%, 06/01/33	2,000	2,461,620
5.00%, 06/01/34	3,750	4,591,425
County of Allegheny Pennsylvania, GO, Series C-67,
5.00%, 11/01/21(b)	5,075	5,315,149
County of Allegheny Pennsylvania, Refunding GO,
Series C-68, 5.00%, 11/01/21(b)	2,515	2,634,010
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/35	1,450	1,811,441
Series A-1, 4.00%, 04/15/36	1,545	1,767,804
AMT, 5.00%, 12/31/28	115	137,285

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB, Sub-Series B,
5.25%, 12/01/21(b)	$4,000	$4,215,760
Pennsylvania Turnpike Commission, Refunding RB 2nd Series, 5.00%, 12/01/30	2,620	3,204,679
Sub-Series B, 5.00%, 06/01/32	5,000	6,008,450
School District of Philadelphia, GO
Series A, 5.00%, 09/01/30	1,200	1,488,180
Series A, 5.00%, 09/01/31	1,000	1,229,450
Series A, 5.00%, 09/01/32	1,200	1,466,652

		38,807,058

Puerto Rico — 4.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.50%, 07/01/34	4,365	4,561,556
Series A-1, Restructured, 4.75%, 07/01/53	350	366,919
Series A-1, Restructured, 5.00%, 07/01/58	2,209	2,349,360
Series A-2, Restructured, 4.33%, 07/01/40	1,919	1,975,150
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/27	11,551	9,882,111
Series A-1, Restructured, 0.00%, 07/01/29	446	352,929
Series B-1, Restructured, 0.00%, 07/01/27	2,521	2,155,253
Series B-1, Restructured, 0.00%, 07/01/29	4,466	3,588,699

		25,231,977

Rhode Island — 1.7%
Providence Redevelopment Agency, Refunding RB,
Series A, 5.00%, 04/01/29	1,000	1,110,840
Rhode Island Health and Educational Building Corp., RB, Series C, 5.00%, 05/15/30	2,305	2,455,240
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,247,120
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/27	1,000	1,169,670
Series A, AMT, 5.00%, 12/01/28	1,000	1,177,670
Rhode Island Student Loan Authority, Refunding RB
Series A, AMT, 5.00%, 12/01/24	750	838,028
Series A, AMT, 5.00%, 12/01/25	850	968,464

		9,967,032

South Carolina — 2.9%
South Carolina Jobs-Economic Development Authority, Refunding RB, 4.00%, 11/15/27	730	735,475
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/30	5,500	6,596,095
Series A, 5.00%, 12/01/31	5,660	6,744,003
Series A, 5.00%, 12/01/32	200	236,390
Series A, 5.00%, 12/01/33	800	941,712
Series A, 4.00%, 12/01/34(e)	2,100	2,440,221

		17,693,896

Tennessee — 1.0%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series A, 4.75%, 07/01/27	190	175,425
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, RB, Series A, 5.00%, 07/01/35	4,000	4,657,360

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Refunding RB 5.00%, 10/01/29	$350	$409,584
5.00%, 10/01/34	450	512,690

		5,755,059

Texas — 7.6%
City of Grapevine Texas, GO, 5.00%, 02/15/33	5,685	6,243,040
City of Houston Texas Airport System Revenue, Refunding ARB
Sub-Series A, AMT, 5.00%, 07/01/31	1,430	1,756,140
Sub-Series A, AMT, 5.00%, 07/01/32	1,515	1,847,846
City of Houston Texas Airport System Revenue, Refunding RB(b)
Series A, AMT, Sub Lien, 5.00%, 07/01/21	1,500	1,545,225
Series A, AMT, Subordinate Lien, 5.00%, 07/01/22	1,010	1,085,255
Dallas Fort Worth International Airport, ARB, Series D, AMT, 5.00%, 11/01/21(b)	8,290	8,662,304
Love Field Airport Modernization Corp., RB, AMT,
5.00%, 11/01/28	1,000	1,061,870
Mission Economic Development Corp., Refunding RB,
AMT, Senior Lien, 4.63%, 10/01/31(a)	1,360	1,440,607
New Hope Cultural Education Facilities Finance Corp., RB(a)
Series A, 3.63%, 08/15/22	70	70,271
Series A, 4.25%, 08/15/27	160	160,875
Red River Education Finance Corp., RB, 5.00%, 03/15/23(b)	1,340	1,486,891
San Jacinto River Authority, RB, (AGM), 5.25%, 10/01/25	2,910	2,920,534
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/33	8,485	10,510,370
Via Metropolitan Transit, Refunding RB
5.25%, 08/01/28	1,585	1,783,426
5.25%, 08/01/29	1,720	1,933,486
5.25%, 08/01/33	3,000	3,351,480

		45,859,620

U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority, Refunding RB, Series A, (AGM), 5.25%, 10/01/24	3,600	3,858,084

Utah — 1.0%
Salt Lake City Corp. Airport Revenue, ARB, Series A,
AMT, 5.00%, 07/01/33	3,500	4,187,995
Utah Charter School Finance Authority, RB, Series A,
3.63%, 06/15/29(a)	480	482,165
Utah Charter School Finance Authority, Refunding RB,
4.50%, 06/15/27(a)	1,500	1,582,290

		6,252,450

Vermont — 1.0%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	6,219,277

Virginia — 0.1%
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/33(e)	490	544,424

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington(a) — 0.4%
Washington State Housing Finance Commission, Refunding RB
5.00%, 01/01/27	$1,560	$1,749,618
5.00%, 01/01/28	750	841,208

		2,590,826

West Virginia — 0.3%
West Virginia University, RB, Series B, 5.00%, 10/01/21(b)	1,500	1,564,995

Wisconsin — 1.4%
Public Finance Authority, RB
5.00%, 04/01/30(a)	500	541,275
5.00%, 06/15/34	430	500,240
Series A, 4.00%, 03/01/30(a)	445	452,245
Public Finance Authority, Refunding RB
4.00%, 09/01/29(a)	150	148,134
Series B, AMT, 5.25%, 07/01/28	4,765	5,064,290
Wisconsin Health & Educational Facilities Authority, Refunding RB
(AGM), 4.00%, 02/15/35	750	859,260
(AGM), 4.00%, 02/15/36	800	912,008

		8,477,452

Total Municipal Bonds — 134.6% (Cost: $757,859,815)		807,814,422

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 6.3%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/31(h)	8,080	9,476,709
State of California, Refunding GO
5.00%, 10/01/35	12,500	15,197,123
4.00%, 03/01/37(h)	10,775	12,895,517

		37,569,349

Iowa — 1.4%
Iowa Finance Authority, Refunding RB, Series C, 4.13%, 02/15/35	7,500	8,109,600

Massachusetts — 3.3%
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/32	7,500	9,282,825
Series A, 5.00%, 07/01/21(b)	4,950	5,105,875
Series L, 5.00%, 07/01/21(b)	5,225	5,389,534

		19,778,234

New Jersey — 1.5%
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series BB, AMT, 3.65%, 04/01/28	4,595	5,182,712
Series BB, AMT, 3.70%, 10/01/28	3,561	4,016,279

		9,198,991

New York — 9.9%
City of New York, GO, Sub-Series 1-I, 5.00%, 03/01/32 .	7,009	7,931,465
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/36	9,444	11,163,227
New York State Dormitory Authority, Refunding RB,
Series A, 5.00%, 03/15/36(h)	5,505	6,520,012

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., RB,
Series A-1, 5.00%, 03/15/32	$5,501	$6,050,296
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/42	10,000	11,440,097
Port Authority of New York & New Jersey, Refunding ARB
178th Series, AMT, 5.00%, 12/01/32	4,009	4,470,045
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	5,754,076
Sales Tax Asset Receivable Corp., Refunding RB,
Series A, 5.00%, 10/15/31	5,010	5,853,283

		59,182,501

Texas — 1.4%
Pflugerville Independent School District, GO, (PSF-GTD), 5.00%, 02/15/24(b)	7,500	8,633,775

Washington — 2.9%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/34	15,000	17,486,400

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.7% (Cost: $149,601,808)		159,958,850

Total Long-Term Investments — 161.3% (Cost: $907,461,623)		967,773,272

	Shares

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	6,893,263	6,893,952

Total Short-Term Securities — 1.1%
(Cost: $6,894,602)		6,893,952

Total Investments — 162.4%
(Cost: $914,356,225)		974,667,224

Other Assets Less Liabilities — 1.1%.		5,788,447
Liability for TOB Trust Certificates, Including Interest Expense and

Fees Payable — (15.6)%.		(93,374,139)
VMTP Shares at Liquidation Value — (47.9)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$599,981,532

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	When-issued security.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 15, 2024 to March 1, 2028, is $17,439,023. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$—	$6,894,790	(a)	$—	$(188)	$(650)	$6,893,952	6,893,263	$40	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	237	12/21/20	$32,758	$181,124
U.S. Long Treasury Bond	21	12/21/20	3,622	44,682

				$225,806

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$225,806	$—	$225,806

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$225,806	$—	$225,806

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$18,189,844

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$807,814,422	$—	$807,814,422
Municipal Bonds Transferred to Tender Option Bond Trusts	—	159,958,850	—	159,958,850
Short-Term Securities
Money Market Funds	6,893,952	—	—	6,893,952

	$6,893,952	$967,773,272	$—	$974,667,224

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$225,806	$—	$—	$225,806

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(93,338,647)	$—	$(93,338,647)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

	$—	$(380,438,647)	$—	$(380,438,647)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (unaudited) October 31, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.6%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$805	$886,216
Series D, Sub Lien, 6.00%, 10/01/42	3,575	4,173,026

		5,059,242

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB,
Series A, 4.63%, 06/01/23	130	130,195

Arizona — 0.6%
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	1,685	1,747,615

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	2,455	2,460,671

California — 4.7%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49.	2,095	3,308,969
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	890	990,428
Series A, 4.00%, 04/01/45	390	429,296
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,550,579
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	145	159,741
Series A, 5.25%, 08/15/49	370	397,935
California Municipal Finance Authority, Refunding RB,
Series A, 5.00%, 02/01/42	225	259,456
California Pollution Control Financing Authority, RB,
Series A, AMT, 5.00%, 11/21/45(a)	1,495	1,541,091
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	775	866,202
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	2,745	2,816,260
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/42(b)	2,000	1,186,940
State of California, GO, 6.00%, 03/01/33	850	852,571
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	360	422,424

		14,781,892

Colorado — 1.8%
Arapahoe County School District No.6 Littleton, GO, Series A, 5.50%, 12/01/43	1,705	2,216,517
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,765	1,904,241
State of Colorado, COP, Series O, 4.00%, 03/15/44	1,275	1,433,227
		5,553,985

Connecticut — 0.2%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	330	382,836
Series A, 4.00%, 05/01/39	210	242,741

		625,577

Security	Par (000)	Value

Delaware — 2.1%
County of Sussex Delaware, RB, 6.00%, 10/01/40	$1,125	$1,130,456
Delaware State Economic Development Authority, RB, 5.38%, 10/01/45.	4,065	4,076,545
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,165	1,327,261

		6,534,262

District of Columbia — 5.9%
District of Columbia, Refunding RB
5.00%, 04/01/35.	435	520,625
5.00%, 10/01/48.	2,315	2,688,641
Series A, 6.00%, 07/01/23(c)	240	276,182
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	2,010	2,096,310
Series B, Subordinate, 4.00%, 10/01/49	765	830,706
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(b)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	6,590	4,654,583
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34	4,830	3,289,423
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35	6,515	4,276,837

		18,633,307

Florida — 5.6%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	195	217,957
Series A-1, 5.00%, 10/01/33	215	238,216
Series A-1, 5.00%, 10/01/34	215	236,780
Series A-1, 5.00%, 10/01/35	75	82,204
Celebration Pointe Community Development District,
SAB(a)
5.00%, 05/01/32.	450	492,597
5.00%, 05/01/48.	1,120	1,194,424
Collier County Health Facilities Authority, RB, Series A,
5.00%, 05/01/48.	1,190	1,369,916
Collier County Health Facilities Authority, Refunding RB,
Series A, 5.00%, 05/01/45	1,340	1,491,232
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	215	238,863
Series A, 5.00%, 06/15/50	720	794,326
Series A, 5.00%, 06/15/55	435	479,496
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(c)	3,015	3,207,809
Palm Beach County Health Facilities Authority, RB, 5.00%, 11/15/45.	3,150	3,536,694
Village Community Development District No.10, SAB, 5.13%, 05/01/43.	2,100	2,187,906
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,750	2,063,582

		17,832,002

Georgia — 4.8%
Development Authority for Fulton County, Refunding RB, 4.00%, 03/15/44.	5,000	5,100,150
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	515	595,737
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	720	716,083
Glynn-Brunswick Memorial Hospital Authority, RB, 5.00%, 08/01/47	2,500	2,814,450

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	$490	$641,601
Series A, 5.00%, 05/15/36	490	644,624
Series A, 5.00%, 05/15/37	540	714,566
Series A, 5.00%, 05/15/38	295	392,701
Series A, 5.00%, 05/15/49	985	1,362,747
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,560	1,714,705
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49.	610	674,819

		15,372,183

Hawaii — 0.4%
State of Hawaii Harbor System Revenue, ARB, Series A, 5.25%, 07/01/30.	1,355	1,359,756

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	745	873,356

Illinois — 11.6%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,465	1,541,634
Series D, 5.00%, 12/01/46	1,915	1,977,556
Series H, 5.00%, 12/01/36	450	480,749
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,460	1,614,862
Series F, 5.00%, 12/01/24	615	669,704
Series G, 5.00%, 12/01/34	450	483,449
Chicago O’Hare International Airport, ARB, Series C, 3rd Lien, 6.50%, 01/01/21(c)	3,895	3,934,106
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	935	1,049,042
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	1,050	1,106,259
City of Chicago Illinois Special Assessment Revenue, SAB, 6.75%, 12/01/32	770	771,817
City of Chicago Illinois Waterworks Revenue, Refunding RB
2nd Lien, (AGM), 5.25%, 11/01/33	260	260,780
2nd Lien, 5.00%, 11/01/42	915	980,240
Cook County Community College District No.508, GO, 5.50%, 12/01/38.	805	845,306
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	235	226,392
Series A, 5.00%, 02/15/50	130	123,877
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	2,800	3,220,364
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57.	870	935,476
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50.	1,340	1,352,154
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(b)	5,175	2,241,293
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(c)	1,140	1,177,916
Regional Transportation Authority, RB
Series A, (AMBAC), 7.20%, 11/01/20	180	180,000
Series A, (NPFGC), 6.70%, 11/01/21	910	938,538

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO 5.00%, 02/01/39.	$1,540	$1,582,766
Series A, 5.00%, 04/01/35	3,000	3,061,650
Series A, 5.00%, 04/01/38	3,490	3,552,296
University of Illinois, RB, Series A, 5.00%, 04/01/44	985	1,070,616
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	1,525	1,530,322

		36,909,164

Indiana — 3.2%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	790	855,246
AMT, 7.00%, 01/01/44	1,905	2,085,594
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	3,280	3,412,971
Series A, AMT, 5.00%, 07/01/44	450	476,694
Series A, AMT, 5.00%, 07/01/48	1,430	1,506,920
Series A, AMT, 5.25%, 01/01/51	405	430,369
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,379,728

		10,147,522

Iowa — 1.1%
Iowa Finance Authority, Refunding RB 5.88%, 12/01/26(a)	410	423,083
Series B, 5.25%, 12/01/50(d)	2,810	2,974,160

		3,397,243

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(c)	995	1,100,868
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	1,235	1,434,811
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(e)	1,200	1,236,168

		3,771,847

Louisiana — 3.2%
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A-1, 6.50%, 11/01/35	3,320	3,333,048
Louisiana Public Facilities Authority, Refunding RB, 4.00%, 12/15/50.	2,000	2,171,960
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	810	811,361
Series A, 5.25%, 05/15/31	870	885,181
Series A, 5.25%, 05/15/32	1,110	1,163,125
Series A, 5.25%, 05/15/33	1,205	1,261,587
Series A, 5.25%, 05/15/35	505	537,648
		10,163,910

Maryland — 0.5%
Maryland Economic Development Corp., Refunding RB, 5.75%, 09/01/25.	630	631,020
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46.	420	488,813
Series B, (NPFGC), 7.00%, 07/01/22(f)	450	492,030

		1,611,863

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 1.0%
Massachusetts Development Finance Agency, Refunding RB(a)
4.00%, 10/01/32.	$215	$216,240
4.13%, 10/01/42.	470	459,773
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	550	563,959
Series C-1, 3.25%, 12/01/54	2,030	2,081,765

		3,321,737

Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	4,425	4,792,673
Michigan Finance Authority, Refunding RB 5.00%, 12/01/48.	2,000	2,387,000
Series A, 4.00%, 12/01/49	810	906,196
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48.	990	1,193,831
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,070	1,206,222

		10,485,922

Minnesota — 1.4%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,020	2,200,103
Series A, 5.25%, 02/15/53	2,045	2,386,433

		4,586,536

Mississippi — 3.1%
County of Lowndes Mississippi, Refunding RB, Series A, 6.80%, 04/01/22.	3,000	3,254,220
State of Mississippi, RB
Series A, 5.00%, 10/15/37	1,000	1,162,580
Series A, 4.00%, 10/15/38	5,000	5,385,350

		9,802,150

Missouri — 2.9%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	2,885	3,181,636
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43.	245	253,889
5.00%, 09/01/48.	2,610	2,903,938
Series C, 5.00%, 11/15/47	2,570	2,981,354

		9,320,817

Nebraska — 0.8%
Central Plains Energy Project, RB
5.25%, 09/01/37.	825	893,492
5.00%, 09/01/42.	1,445	1,555,976

		2,449,468

New Hampshire(a) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,545	1,576,317
Series C, AMT, 4.88%, 11/01/42.	805	826,365

		2,402,682

New Jersey — 15.0%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39.	1,675	1,713,625

Security	Par (000)	Value

New Jersey (continued)
Casino Reinvestment Development Authority, Inc., Refunding RB (continued)
5.25%, 11/01/44.	$1,525	$1,550,498
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,655	1,931,153
New Jersey Economic Development Authority, RB
4.00%, 11/01/38.	510	526,958
4.00%, 11/01/39.	405	417,672
5.00%, 06/15/49.	2,295	2,563,882
Series EEE, 5.00%, 06/15/48	3,690	4,085,679
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,425	1,519,563
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,291,856
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(c)	1,635	1,686,960
Series AA, 5.00%, 06/15/44	1,270	1,340,372
Series B, 5.25%, 06/15/36	2,460	2,517,244
Series BB, 4.00%, 06/15/50.	1,490	1,527,474
Series BB, 5.00%, 06/15/50.	4,120	4,554,578
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/43	740	783,320
Series E, 5.00%, 01/01/45	2,615	2,942,764
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	525	614,024
Sub-Series B, 5.00%, 06/01/46	13,345	15,068,507

		47,636,129

New York — 15.7%
City of New York New York, GO, Series C, 5.00%, 08/01/42	1,115	1,373,557
Erie Tobacco Asset Securitization Corp., Refunding RB,
Series A, 5.00%, 06/01/45	1,960	1,959,902
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,585	1,678,959
Series C-1, 5.00%, 11/15/50	515	555,160
Series C-1, 5.25%, 11/15/55	760	834,366
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46(g)	520	565,614
Series A, 4.00%, 07/01/50	1,065	1,197,933
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	1,055	1,069,549
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series C, 4.00%, 05/01/45	1,080	1,221,826
Sub-Series C-1, 4.00%, 05/01/40	430	496,826
Sub-Series E-1, 5.00%, 02/01/42.	1,960	2,049,807
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,910	1,910,153
Series A, 6.25%, 06/01/41(a)	1,800	1,808,280
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	10,735	11,214,747
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	2,860	2,925,408
Series 2, Class 2, 5.15%, 11/15/34	340	352,417
Series 2, Class 2, 5.38%, 11/15/40	850	883,660
New York State Environmental Facilities Corp., RB,
Series B, Subordinate, 5.00%, 06/15/48	1,780	2,165,797

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	$7,895	$8,867,822
Series A, 3.00%, 03/15/50	1,285	1,302,078
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	350	377,811
AMT, 5.00%, 10/01/40	1,000	1,073,030
AMT, 4.38%, 10/01/45	85	85,620
Port Authority of New York & New Jersey, ARB 6.00%, 12/01/42.	1,250	1,253,625
Series 8, 6.00%, 12/01/36	1,165	1,169,380
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	265	298,297
Series A, 5.00%, 11/15/54	840	1,030,336

		49,721,960

North Carolina — 0.4%
North Carolina Medical Care Commission, Refunding RB,
Series A, 7.75%, 03/01/21(c)	595	609,661
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	530	796,818

		1,406,479

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58.	950	1,104,518

Ohio — 2.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	285	329,611
Series A-2, Class 1, 4.00%, 06/01/38	285	328,280
Series A-2, Class 1, 4.00%, 06/01/39	285	327,009
Series A-2, Class 1, 4.00%, 06/01/48	755	820,330
Series B-2, Class 2, 5.00%, 06/01/55	2,735	2,909,985
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46.	400	462,968
Series A, 6.13%, 07/01/22(c)	40	43,885
Series A, 6.13%, 07/01/40	620	658,949
Series A, 4.00%, 12/01/49	505	561,232
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50.	590	661,732
Series A, 3.75%, 08/15/50	1,040	1,129,399
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	730	733,497
State of Ohio, RB, AMT, 5.00%, 06/30/53	275	298,251

		9,265,128

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57.	1,155	1,340,481
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,050	2,277,140
Series C, 4.00%, 01/01/42	1,950	2,158,377

		5,775,998

Security	Par (000)	Value

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	$1,680	$1,857,895
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,795	2,149,315

		4,007,210

Pennsylvania — 3.4%
Allentown Neighborhood Improvement Zone
Development Authority, RB(a)
Subordinate, 5.00%, 05/01/28.	205	215,631
Subordinate, 5.13%, 05/01/32.	230	240,989
Subordinate, 5.38%, 05/01/42.	435	443,939
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	635	667,277
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	1,300	1,448,330
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	1,220	1,405,196
Series A, 4.00%, 09/01/49	555	586,990
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	850	941,469
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,035	1,052,274
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49.	2,305	2,598,012
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44.	1,105	1,245,435

		10,845,542

Puerto Rico — 6.4%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39.	675	688,372
5.63%, 05/15/43.	690	696,638
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	2,430	2,466,474
Series A, Senior Lien, 5.13%, 07/01/37	695	705,550
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	720	721,231
Series A, Senior Lien, 6.00%, 07/01/44	1,305	1,307,075
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,843	1,932,091
Series A-1, Restructured, 5.00%, 07/01/58	6,807	7,239,517
Series A-2, Restructured, 4.33%, 07/01/40	85	87,493
Series A-2, Restructured, 4.78%, 07/01/58	2,941	3,087,726
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/46	3,564	1,024,864
Series A-1, Restructured, 0.00%, 07/01/51	1,971	408,214

		20,365,245

Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	820	913,496

SCHEDULE OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series B, 4.50%, 06/01/45	$2,645	$2,757,862
Series B, 5.00%, 06/01/50	2,945	3,141,520

		6,812,878

South Carolina — 5.8%
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36.	2,505	2,908,405
5.00%, 11/15/47.	1,350	1,511,770
Series A, 5.00%, 05/01/48	3,060	3,514,226
South Carolina Public Service Authority, RB, Series A,
5.50%, 12/01/54.	6,180	6,918,634
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,430	1,596,223
Series E, 5.25%, 12/01/55	1,735	1,980,555

		18,429,813

Tennessee — 1.0%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(c)	995	1,101,744
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	160	173,050
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB
Series A, 5.00%, 07/01/40	690	794,093
Series A, 5.25%, 10/01/58	955	1,033,596

		3,102,483

Texas — 6.7%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50(g)	2,160	2,383,042
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(c)	2,140	2,160,587
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	775	783,044
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,155	1,433,898
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	745	816,416
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	694,046
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	455	520,452
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/46(a)	1,980	1,986,316
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38.	925	1,059,190
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48.	1,245	1,529,271
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	4,545	5,415,140
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,000	1,029,290
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,140	1,300,455

		21,111,147

Security	Par (000)	Value

Utah — 1.0%
County of Utah UT, RB
Series A, 4.00%, 05/15/43 $	$215	$248,039
Series A, 3.00%, 05/15/50	985	1,015,624
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	915	1,042,871
Series A, AMT, 5.00%, 07/01/48	875	1,013,530

		3,320,064

Virginia — 1.8%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50.	1,160	1,258,693
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/48.	820	841,410
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32.	1,615	1,703,599
AMT, Senior Lien, 6.00%, 01/01/37.	1,940	2,062,026

		5,865,728

Washington — 1.7%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,465	1,670,481
Series C, AMT, 5.00%, 04/01/40	755	833,784
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(c)	2,290	2,544,602
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	340	367,557

		5,416,424

Total Municipal Bonds — 130.2%
(Cost: $386,689,353)		413,521,650

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 2.2%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(i) .	3,056	3,438,688
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47.	3,075	3,614,302

		7,052,990

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(i)	2,253	2,672,089

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	1,798	1,962,065

Georgia — 1.1%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48.	1,821	2,004,630
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	1,442	1,562,507

		3,567,137

Illinois — 1.1%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	66,904
Series C, 4.00%, 02/15/41	3,219	3,569,319

		3,576,223

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 3.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	$2,042	$2,214,090
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	4,574	5,288,732
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(c)	2,266	2,368,027

		9,870,849

New York — 9.5%
Hudson Yards Infrastructure Corp., RB(i)
5.75%, 02/15/47(c)	997	1,010,884
5.75%, 02/15/47.	613	621,865
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(i)	6,440	6,756,120
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60.	1,308	1,482,775
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	5,956	6,659,501
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	2,884	3,200,103
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46.	6,617	7,310,076
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	2,970,860

		30,012,184

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(c)	2,550	3,122,118

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A,
5.50%, 12/01/42.	2,340	2,779,967

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A,
4.00%, 09/01/22(c)	1,530	1,635,998

Texas — 5.8%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	1,831	1,960,885
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(c)	2,520	2,723,389
Lower Colorado River Authority, Refunding RB, 4.00%, 05/15/43	2,030	2,095,759
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(c)	3,400	3,558,032
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	6,900	8,015,730

		18,353,795

Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(i)	2,145	2,417,093
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,780	5,292,034

		7,709,127

Security	Par (000)	Value

Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46.	$2,833	$3,088,938
4.00%, 12/15/49(i)	2,940	3,220,564

		6,309,502

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.1% (Cost: $93,376,423)		98,624,044

Total Long-Term Investments — 161.3% (Cost: $480,065,776)		512,145,694

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	571,888	571,945

Total Short-Term Securities — 0.2% (Cost: $571,941)		571,945

Total Investments — 161.5% (Cost: $480,637,717)		512,717,639

Other Assets Less Liabilities — 1.0%.		3,279,905

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.4)%.		(58,529,504)

VMTP Shares at Liquidation Value — (44.1)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$317,468,040

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	When-issued security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $11,190,995.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniVest Fund II, Inc. (MVT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$5,634,448	$—	$(5,063,098	)(a)	$2,431	$(1,836)	$571,945	571,888	$263	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$413,521,650	$—	$413,521,650
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	98,624,044	—	98,624,044
Short-Term Securities
Money Market Funds	571,945	—	—	571,945

	$571,945	$512,145,694	$—	$512,717,639

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates.	$—	$(58,500,952)	$—	$(58,500,952)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(198,500,952)	$—	$(198,500,952)

See notes to financial statements.

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

October 31, 2020

	MUA	MEN	MHD	MUH

ASSETS
Investments at value — unaffiliated(a)	$573,614,085	$582,609,134	$368,538,454	$277,288,713
Investments at value — affiliated(b)	513,751	782,772	1,348,354	681,068
Receivables:
Investments sold	176,439	255,902	24,711	25,288
Dividends — affiliated	13	7	39	9
Interest — unaffiliated	8,688,082	6,738,195	4,657,878	3,410,996
Deferred offering costs	125,318	—	—	—
Prepaid expenses	2,297	108,247	19,681	19,635

Total assets	583,119,985	590,494,257	374,589,117	281,425,709

ACCRUED LIABILITIES
Bank overdraft	263,067	240,561	168,392	126,072
Payables:
Investments purchased	1,184,342	983,259	2,122,315	469,395
Income dividend distributions — Common Shares	1,920,249	1,395,030	859,688	697,181
Interest expense and fees	45,279	50,659	25,337	22,714
Investment advisory fees	270,773	249,902	173,041	130,872
Offering costs	86,096	—	—	—
Directors’ and Officer’s fees	4,035	2,906	1,954	1,486
Other accrued expenses	138,679	145,283	110,463	97,303
Reorganization costs	—	199,697	88,896	158,019

Total accrued liabilities	3,912,520	3,267,297	3,550,086	1,703,042

OTHER LIABILITIES
TOB Trust Certificates	70,195,137	87,434,931	52,627,736	50,132,060
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	142,332,093	—	—
VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)	—	—	83,700,000	55,000,000

Total other liabilities	70,195,137	229,767,024	136,327,736	105,132,060

Total liabilities	74,107,657	233,034,321	139,877,822	106,835,102

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$509,012,328	$357,459,936	$234,711,295	$174,590,607

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$486,682,177	$311,646,133	$211,974,838	$155,975,320
Accumulated earnings	22,330,151	45,813,803	22,736,457	18,615,287

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$509,012,328	$357,459,936	$234,711,295	$174,590,607

Net asset value per Common Share	$13.92	$12.04	$16.52	$15.40

(a) Investments at cost — unaffiliated	$551,749,281	$529,358,051	$341,454,199	$256,177,813
(b) Investments at cost — affiliated	$513,802	$782,766	$1,348,073	$681,122
(c) Preferred Shares outstanding	—	1,425	837	550
(d) Preferred Shares authorized	—	8,905	5,837	4,030
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	36,577,063	29,681,476	14,209,722	11,336,282
(g) Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statement of Assets and Liabilities  (unaudited) (continued)

October 31, 2020

	MUS	MUI	MVT

ASSETS
Investments at value — unaffiliated(a)	$291,662,197	$967,773,272	$512,145,694
Investments at value — affiliated(b)	908,141	6,893,952	571,945
Cash pledged for futures contracts	210,000	471,000	—
Receivables:
Investments sold	—	140,000	1,340,000
Dividends — affiliated	2	40	22
Interest — unaffiliated	4,008,244	12,678,896	6,680,539
Variation margin on futures contracts	20,443	52,334	—
Prepaid expenses	29,080	20,655	19,751

Total assets	296,838,107	988,030,149	520,757,951

ACCRUED LIABILITIES
Bank overdraft	73,301	324,890	212,835
Payables:
Investments purchased	1,073,925	4,189,555	2,947,063
Income dividend distributions — Common Shares	702,987	2,067,998	1,248,383
Interest expense and fees	16,106	35,492	28,552
Investment advisory fees	137,752	456,147	218,841
Directors’ and Officer’s fees	1,532	325,269	2,580
Other accrued expenses	101,398	210,619	130,705
Reorganization costs	113,322	—	—

Total accrued liabilities	2,220,323	7,609,970	4,788,959

OTHER LIABILITIES
TOB Trust Certificates	29,367,864	93,338,647	58,500,952
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	87,000,000	287,100,000	140,000,000

Total other liabilities	116,367,864	380,438,647	198,500,952

Total liabilities	118,588,187	388,048,617	203,289,911

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$178,249,920	$599,981,532	$317,468,040

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$168,134,850	$543,452,912	$289,962,077
Accumulated earnings	10,115,070	56,528,620	27,505,963

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$178,249,920	$599,981,532	$317,468,040

Net asset value per Common Share	$13.69	$15.67	$14.88

(a) Investments at cost — unaffiliated	$271,847,640	$907,461,623	$480,065,776
(b) Investments at cost — affiliated	$908,141	$6,894,602	$571,941
(c) Preferred Shares outstanding	870	2,871	1,400
(d) Preferred Shares authorized	6,230	15,671	8,400
(e) Par value per Preferred Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,018,276	38,296,266	21,339,875
(g) Common Shares authorized	199,993,770	199,984,329	199,991,600
(h) Par value per Common Share	$0.10	$0.10	$0.10
See notes to financial statements.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended October 31, 2020

	MUA	MEN	MHD	MUH

INVESTMENT INCOME
Dividends — affiliated	$477	$108	$231	$103
Interest — unaffiliated	13,370,272	11,151,128	7,430,403	5,601,352

Total investment income	13,370,749	11,151,236	7,430,634	5,601,455

EXPENSES
Investment advisory	1,581,825	1,476,360	1,026,882	774,678
Professional	74,968	42,545	34,115	31,579
Offering	46,500	—	—	—
Accounting services	44,894	46,239	32,348	26,900
Transfer agent	25,329	19,485	15,021	11,202
Directors and Officer	14,871	11,051	7,471	5,756
Registration	6,177	5,078	4,201	4,172
Custodian	4,709	5,844	2,964	3,743
Printing and postage	2,557	2,515	1,335	1,064
Rating agency	—	24,809	24,809	24,809
Reorganization	—	199,954	175,144	158,751
Miscellaneous	14,105	7,010	5,596	5,616

Total expenses excluding interest expense, fees and amortization of offering costs	1,815,935	1,840,890	1,329,886	1,048,270
Interest expense, fees and amortization of offering costs(a)	267,816	975,459	626,689	467,551

Total expenses	2,083,751	2,816,349	1,956,575	1,515,821
Less:
Fees waived and/or reimbursed by the Manager	(1,581)	(515)	(87,761)	(623)

Total expenses after fees waived and/or reimbursed	2,082,170	2,815,834	1,868,814	1,515,198

Net investment income	11,288,579	8,335,402	5,561,820	4,086,257

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	42,241	82,607	434,442	200,803
Investments — affiliated	(824)	(265)	1,972	(143)

	41,417	82,342	436,414	200,660

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	39,146,664	27,784,971	18,108,723	13,370,760
Investments — affiliated	(51)	(1)	(1,463)	(54)

	39,146,613	27,784,970	18,107,260	13,370,706

Net realized and unrealized gain	39,188,030	27,867,312	18,543,674	13,571,366

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$50,476,609	$36,202,714	$24,105,494	$17,657,623

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statement of Operations  (unaudited) (continued)

Six Months Ended October 31, 2020

	MUS	MUI	MVT

INVESTMENT INCOME
Dividends — affiliated	$111	$40	$263
Interest — unaffiliated	5,744,317	17,162,405	10,317,792

Total investment income	5,744,428	17,162,445	10,318,055

EXPENSES
Investment advisory	815,809	2,698,898	1,293,812
Reorganization	157,468	—	—
Professional	32,671	47,504	36,596
Accounting services	27,984	65,474	41,042
Rating agency	24,809	24,809	24,809
Transfer agent	12,866	22,867	16,015
Custodian	7,184	15,268	3,899
Directors and Officer	5,881	40,179	9,764
Registration	4,173	6,547	4,254
Printing and postage	965	3,722	1,710
Miscellaneous	5,522	8,541	5,709

Total expenses excluding interest expense, fees and amortization of offering costs	1,095,332	2,933,809	1,437,610
Interest expense, fees and amortization of offering costs(a)	558,777	1,823,846	937,027

Total expenses	1,654,109	4,757,655	2,374,637
Less:
Fees waived and/or reimbursed by the Manager	(100,789)	(827)	(1,873)

Total expenses after fees waived and/or reimbursed	1,553,320	4,756,828	2,372,764

Net investment income	4,191,108	12,405,617	7,945,291

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	32,286	(1,178,415)	368,075
Investments — affiliated	255	(188)	2,431

	32,541	(1,178,603)	370,506

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	12,627,911	40,409,971	26,101,282
Investments — affiliated	(271)	(650)	(1,836)
Futures contracts	97,684	225,806	—

	12,725,324	40,635,127	26,099,446

Net realized and unrealized gain	12,757,865	39,456,524	26,469,952

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$16,948,973	$51,862,141	$34,415,243

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MUA			MEN
	Six Months Ended 10/31/20 (unaudited)		Year Ended 04/30/20	Six Months Ended 10/31/20 (unaudited)	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$11,288,579		$22,749,403	$8,335,402	$14,742,903
Net realized gain (loss)	41,417		334,198	82,342	(6,792,974)
Net change in unrealized appreciation (depreciation)	39,146,613		(46,796,601)	27,784,970	(14,041,551)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	50,476,609		(23,713,000)	36,202,714	(6,091,622)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(11,448,738	)(b)	(23,653,518)	(7,657,821)	(14,187,745)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	6,145,202		—	—	—
Reinvestment of common distributions	408,704		1,152,444	—	—

Net increase in net assets derived from capital share transactions	6,553,906		1,152,444	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	45,581,777		(46,214,074)	28,544,893	(20,279,367)
Beginning of period	463,430,551		509,644,625	328,915,043	349,194,410

End of period	$509,012,328		$463,430,551	$357,459,936	$328,915,043

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Changes in Net Assets  (continued)

	MHD		MUH
	Six Months Ended 10/31/20 (unaudited)	Year Ended 04/30/20	Six Months Ended 10/31/20 (unaudited)	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,561,820	$10,486,733	$4,086,257	$7,883,845
Net realized gain (loss)	436,414	(3,960,047)	200,660	(3,205,151)
Net change in unrealized appreciation (depreciation)	18,107,260	(15,384,545)	13,370,706	(9,564,377)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	24,105,494	(8,857,859)	17,657,623	(4,885,683)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(5,158,129)	(10,721,474)	(3,990,371)	(7,818,520)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	314,453	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	18,947,365	(19,264,880)	13,667,252	(12,704,203)
Beginning of period	215,763,930	235,028,810	160,923,355	173,627,558

End of period	$234,711,295	$215,763,930	$174,590,607	$160,923,355

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MUS		MUI
	Six Months Ended 10/31/20 (unaudited)	Year Ended 04/30/20	Six Months Ended 10/31/20 (unaudited)	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,191,108	$7,241,779	$12,405,617	$21,633,592
Net realized gain (loss)	32,541	(3,133,118)	(1,178,603)	(4,458,934)
Net change in unrealized appreciation (depreciation)	12,725,324	(7,854,258)	40,635,127	(26,677,346)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	16,948,973	(3,745,597)	51,862,141	(9,502,688)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(3,911,992)	(6,951,759)	(11,814,398)	(20,450,206)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	13,036,981	(10,697,356)	40,047,743	(29,952,894)
Beginning of period	165,212,939	175,910,295	559,933,789	589,886,683

End of period	$178,249,920	$165,212,939	$599,981,532	$559,933,789

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Changes in Net Assets   (continued)

	MVT
	Six Months Ended 10/31/20 (unaudited)	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,945,291	$14,543,622
Net realized gain (loss)	370,506	(5,150,968)
Net change in unrealized appreciation (depreciation)	26,099,446	(22,171,548)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	34,415,243	(12,778,894)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(7,170,198)	(14,408,274)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	235,604

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	27,245,045	(26,951,564)
Beginning of period	290,222,995	317,174,559

End of period	$317,468,040	$290,222,995

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended October 31, 2020

	MUA	MEN	MHD	MUH

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$50,476,609	$36,202,714	$24,105,494	$17,657,623
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	50,503,266	28,127,056	29,838,035	23,637,278
Purchases of long-term investments	(59,319,316)	(29,935,809)	(34,502,158)	(24,783,567)
Net proceeds from sales (purchases) of short-term securities	2,249,583	(241,027)	4,337,823	515,436
Amortization of premium and accretion of discount on investments and other fees	(403,840)	(31,659)	295,172	44,722
Net realized gain on investments	(41,417)	(82,342)	(436,414)	(200,660)
Net unrealized appreciation on investments	(39,146,613)	(27,784,970)	(18,107,260)	(13,370,706)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	459	1,173	2,655	598
Interest — unaffiliated	(69,740)	(1,580)	210,049	108,685
Prepaid expenses	(2,297)	2,634	3,839	3,667
Deferred offering costs	(125,318)	—	—	—

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(332,555)	(334,514)	(172,857)	(177,062)
Investment advisory fees	(236,405)	(228,213)	(158,030)	(119,567)
Directors’ and Officer’s fees	(221)	47	(5)	(8)
Other accrued expenses	5,450	(12,088)	(12,889)	(11,416)
Reorganization costs	—	199,697	88,896	158,019

Net cash provided by operating activities	3,557,645	5,881,119	5,492,350	3,463,042

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(11,015,601)	(7,420,369)	(5,158,129)	(3,933,690)
Payments for offering costs	86,096	—	—	—
Repayments of TOB Trust Certificates	(2,505,000)	(556,576)	(3,859,969)	(3,099,213)
Repayments of Loan for TOB Trust Certificates	(2,505,000)	(5,235,000)	(1,695,000)	(1,228,574)
Proceeds from TOB Trust Certificates	3,468,591	7,095,293	3,357,356	3,443,789
Proceeds from Loan for TOB Trust Certificates	2,505,000	—	1,695,000	1,228,574
Increase in bank overdraft	263,067	240,561	168,392	126,072
Amortization of deferred offering costs	—	(5,028)	—	—
Proceeds from issuance of Common Shares	6,145,202	—	—	—

Net cash used for financing activities	(3,557,645)	(5,881,119)	(5,492,350)	(3,463,042)

CASH
Net increase in restricted and unrestricted cash	—	—	—	—
Restricted and unrestricted cash at beginning of period	—	—	—	—

Restricted and unrestricted cash at end of period	$—	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the period for interest expense	$600,371	$1,315,001	$799,546	$644,613

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$408,704	$—	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended October 31, 2020

	MUS	MUI	MVT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,948,973	$51,862,141	$34,415,243
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	14,588,360	86,713,924	40,298,581
Purchases of long-term investments	(16,302,222)	(85,187,706)	(49,319,968)
Net proceeds from sales (purchases) of short-term securities	(228,325)	(6,894,789)	5,063,098
Amortization of premium and accretion of discount on investments and other fees	837,266	3,606,371	782,240
Net realized (gain) loss on investments	(32,541)	1,178,603	(370,506)
Net unrealized appreciation on investments	(12,627,640)	(40,409,321)	(26,099,446)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	800	622	2,455
Interest — unaffiliated	60,475	164,753	179,283
Variation margin on futures contracts	(20,443)	(52,334)	—
Prepaid expenses	16,617	2,429	4,056

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(124,457)	(249,592)	(154,256)
Investment advisory fees	(126,029)	(418,731)	(196,335)
Directors’ and Officer’s fees	10	28,759	(60)
Other accrued expenses	(12,102)	977	(14,296)
Reorganization costs	113,322	—	—

Net cash provided by operating activities	3,092,064	10,346,106	4,590,089

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(3,788,318)	(11,450,584)	(7,106,178)
Repayments of TOB Trust Certificates	—	(5,339,934)	(2,340,000)
Repayments of Loan for TOB Trust Certificates	—	—	(2,340,000)
Proceeds from TOB Trust Certificates	—	6,665,001	4,643,254
Proceeds from Loan for TOB Trust Certificates	—	—	2,340,000
Increase in bank overdraft	73,301	250,411	212,835

Net cash used for financing activities	(3,715,017)	(9,875,106)	(4,590,089)

CASH
Net increase (decrease) in restricted and unrestricted cash	(622,953)	471,000	—
Restricted and unrestricted cash at beginning of period	832,953	—	—

Restricted and unrestricted cash at end of period	$210,000	$471,000	$—

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the period for interest expense	$683,234	$2,073,438	$1,091,283

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	210,000	471,000	—

	$210,000	$471,000	$—

See notes to financial statements.

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MUA
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$12.83		$14.14	$14.01	$14.07	$14.45	$14.12

Net investment income(a)	0.31		0.63	0.67	0.68	0.70	0.72
Net realized and unrealized gain (loss)	1.10		(1.29)	0.12	(0.06)	(0.38)	0.35

Net increase (decrease) from investment operations	1.41		(0.66)	0.79	0.62	0.32	1.07

Distributions to Common Shareholders(b)
From net investment income	(0.32	)(c)	(0.63)	(0.66)	(0.68)	(0.70)	(0.74)
From net realized gain	—		(0.02)	—	—	—	—

Total distributions to Common Shareholders	(0.32)		(0.65)	(0.66)	(0.68)	(0.70)	(0.74)

Net asset value, end of period	$13.92		$12.83	$14.14	$14.01	$14.07	$14.45

Market price, end of period	$13.49		$12.48	$14.98	$13.21	$14.82	$14.74

Total Return Applicable to Common Shareholders(d)
Based on net asset value	10.99	%(e)	(5.03)%	5.97%	4.47%	2.23%	7.90%

Based on market price	10.58	%(e)	(12.80)%	19.07%	(6.48)%	5.56%	9.30%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.83	%(f)	0.98%	1.01%	0.93%	0.87%	0.81%

Total expenses after fees waived and/or reimbursed	0.83	%(f)	0.98%	1.01%	0.93%	0.87%	0.81%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	0.70	%(f)	0.69%	0.70%	0.69%	0.69%	0.70%

Net investment income	4.48	%(f)	4.43%	4.77%	4.83%	4.93%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$509,012		$463,431	$509,645	$504,470	$505,306	$517,697

Borrowings outstanding, end of period (000)	$70,195		$69,232	$71,659	$71,925	$67,507	$66,087

Portfolio turnover rate	9%		21%	19%	15%	11%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MEN
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020	2019		2018	2017	2016

Net asset value, beginning of period	$11.08		$11.76	$11.46		$11.77	$12.52	$12.27

Net investment income(a)	0.28		0.50	0.54		0.59	0.65	0.70
Net realized and unrealized gain (loss)	0.94		(0.70)	0.33		(0.26)	(0.72)	0.28

Net increase (decrease) from investment operations	1.22		(0.20)	0.87		0.33	(0.07)	0.98

Distributions to Common Shareholders(b)
From net investment income	(0.26)		(0.48)	(0.57)		(0.64)	(0.68)	(0.73)
From net realized gain	—		—	(0.00	)(c)	—	—	—

Total distributions to Common Shareholders	(0.26)		(0.48)	(0.57)		(0.64)	(0.68)	(0.73)

Net asset value, end of period	$12.04		$11.08	$11.76		$11.46	$11.77	$12.52

Market price, end of period	$11.17		$10.17	$10.71		$10.48	$11.69	$12.55

Total Return Applicable to Common Shareholders(d)
Based on net asset value	11.16	%(e)	(1.65)%	8.43%		2.93%	(0.51)%	8.50%

Based on market price	12.36	%(e)	(0.88)%	7.98%		(5.23)%	(1.42)%	14.35%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.57	%(f)(g)	2.31%	2.52%		2.06%	1.73%	1.44%

Total expenses after fees waived and/or reimbursed	1.57	%(f)(g)	2.31%	2.52%		2.06%	1.73%	1.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(h)	1.02	%(f)(g)	0.92%	0.94%		0.92%	0.89%	0.90%

Net investment income to Common Shareholders	4.64	%(g)	4.13%	4.68%		4.97%	5.29%	5.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$357,460		$328,915	$349,194		$340,286	$349,037	$370,342

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500		$142,500	$142,500		$142,500	$142,500	$142,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$350,849		$330,818	$345,049		$338,797	$344,938	$359,889

Borrowings outstanding, end of period (000)	$87,435		$86,131	$91,349		$87,395	$70,823	$67,160

Portfolio turnover rate	5%		21%	22%		21%	12%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 1.46%, 1.46% and 0.91%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHD
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020		2019	2018	2017	2016

Net asset value, beginning of period	$15.18		$16.56		$16.41	$16.85	$17.95	$17.59

Net investment income(a)	0.39		0.74		0.81	0.88	0.95	1.00
Net realized and unrealized gain (loss)	1.31		(1.36)		0.22	(0.39)	(1.07)	0.42

Net increase (decrease) from investment operations	1.70		(0.62)		1.03	0.49	(0.12)	1.42

Distributions to Common Shareholders(b)
From net investment income	(0.36)		(0.76)		(0.83)	(0.92)	(0.98)	(1.06)
From net realized gain	—		—		(0.05)	(0.01)	—	—

Total distributions to Common Shareholders	(0.36)		(0.76)		(0.88)	(0.93)	(0.98)	(1.06)

Net asset value, end of period	$16.52		$15.18		$16.56	$16.41	$16.85	$17.95

Market price, end of period	$15.02		$13.91		$15.92	$14.98	$16.65	$18.14

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.41	%(d)	(4.02)%		6.84%	3.07%	(0.67)%	8.65%

Based on market price	10.55	%(d)	(8.52)%		12.51%	(4.79)%	(2.87)%	11.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.66	%(e)(f)	2.16	%(g)	2.47%	2.16%	1.87%	1.53%

Total expenses after fees waived and/or reimbursed	1.58	%(e)(f)	2.15	%(g)	2.47%	2.16%	1.87%	1.53%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(h)	1.05	%(e)(f)	0.97	%(g)	1.00%	1.01%	0.99%	0.99%

Net investment income to Common Shareholders	4.71	%(f)	4.40	%(g)	4.98%	5.19%	5.42%	5.75%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$234,711		$215,764		$235,029	$232,921	$238,684	$253,864

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$83,700		$83,700		$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$380,420		$357,782		$380,799	$378,281	$385,166	$403,302

Borrowings outstanding, end of period (000)	$52,628		$53,130		$52,674	$63,166	$62,233	$60,289

Portfolio turnover rate	8%		21%		17%	12%	9%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 1.51%, 1.43% and 0.90%, respectively.

(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUH
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$14.20		$15.32	$15.11	$15.52	$16.51	$16.21

Net investment income(a)	0.36		0.70	0.76	0.80	0.86	0.91
Net realized and unrealized gain (loss)	1.19		(1.13)	0.25	(0.35)	(0.95)	0.33

Net increase (decrease) from investment operations	1.55		(0.43)	1.01	0.45	(0.09)	1.24

Distributions to Common Shareholders(b)
From net investment income	(0.35)		(0.69)	(0.75)	(0.85)	(0.90)	(0.94)
From net realized gain	—		—	(0.05)	(0.01)	—	—

Total distributions to Common Shareholders	(0.35)		(0.69)	(0.80)	(0.86)	(0.90)	(0.94)

Net asset value, end of period	$15.40		$14.20	$15.32	$15.11	$15.52	$16.51

Market price, end of period	$14.50		$13.31	$15.05	$13.75	$15.59	$16.23

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.07	%(d)	(2.93)%	7.46%	3.09%	(0.52)%	8.25%

Based on market price	11.57	%(d)	(7.38)%	16.00%	(6.61)%	1.65%	12.90%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.72	%(e)(f)	2.31%	2.58%	2.12%	1.83%	1.50%

Total expenses after fees waived and/or reimbursed	1.72	%(e)(f)	2.31%	2.58%	2.12%	1.83%	1.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	1.19	%(e)(f)	1.03%	1.05%	1.02%	1.00%	1.00%

Net investment income to Common Shareholders	4.65	%(f)	4.45%	5.05%	5.16%	5.37%	5.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$174,591		$160,923	$173,628	$171,346	$175,637	$186,553

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000		$55,000	$55,000	$55,000	$55,000	$55,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$417,437		$392,588	$415,686	$411,538	$419,340	$439,188

Borrowings outstanding, end of period (000)	$50,132		$49,787	$53,409	$54,100	$47,507	$46,103

Portfolio turnover rate	8%		22%	30%	16%	10%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 1.54%, 1.54% and 1.01%, respectively.

(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUS
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$12.69		$13.51	$13.35	$13.95	$14.84	$14.57

Net investment income(a)	0.32		0.56	0.59	0.70	0.75	0.80
Net realized and unrealized gain (loss)	0.98		(0.85)	0.19	(0.54)	(0.84)	0.28

Net increase (decrease) from investment operations	1.30		(0.29)	0.78	0.16	(0.09)	1.08

Distributions to Common Shareholders from net investment income(b)	(0.30)		(0.53)	(0.62)	(0.76)	(0.80)	(0.81)

Net asset value, end of period	$13.69		$12.69	$13.51	$13.35	$13.95	$14.84

Market price, end of period	$12.62		$11.44	$12.01	$12.40	$13.38	$14.31

Total Return Applicable to Common Shareholders(c)
Based on net asset value	10.45	%(d)	(1.97)%	6.59%	1.33%	(0.47)%	8.24%

Based on market price	12.95	%(d)	(0.59)%	2.02%	(1.88)%	(1.00)%	14.09%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.85	%(e)(f)	2.42%	2.60%	2.30%	1.95%	1.60%

Total expenses after fees waived and/or reimbursed	1.73	%(e)(f)	2.36%	2.54%	2.24%	1.91%	1.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	1.11	%(e)(f)	0.99%	0.98%	0.99%	0.98%	0.99%

Net investment income to Common Shareholders	4.67	%(f)	4.04%	4.43%	5.08%	5.22%	5.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$178,250		$165,213	$175,910	$173,818	$181,614	$193,110

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,000		$87,000	$87,000	$87,000	$87,000	$87,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$304,885		$289,900	$302,196	$299,791	$308,751	$321,966

Borrowings outstanding, end of period (000)	$29,368		$29,368	$23,918	$26,238	$29,150	$24,429

Portfolio turnover rate	5%		22%	27%	21%	18%	25%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 1.67%, 1.60% and 0.98%, respectively.

(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	95

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUI
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$14.62		$15.40	$14.93	$15.17		$16.16	$15.86

Net investment income(a)	0.32		0.56	0.56	0.59		0.65	0.73
Net realized and unrealized gain (loss)	1.04		(0.81)	0.47	(0.23)		(0.83)	0.53

Net increase (decrease) from investment operations	1.36		(0.25)	1.03	0.36		(0.18)	1.26

Distributions to Common Shareholders(b)
From net investment income	(0.31)		(0.53)	(0.53)	(0.60)		(0.67)	(0.78)
From net realized gain	—		—	(0.03)	(0.00	)(c)	(0.14)	(0.18)

Total distributions to Common Shareholders	(0.31)		(0.53)	(0.56)	(0.60)		(0.81)	(0.96)

Net asset value, end of period	$15.67		$14.62	$15.40	$14.93		$15.17	$16.16

Market price, end of period	$14.00		$13.13	$13.85	$13.01		$13.96	$15.19

Total Return Applicable to Common Shareholders(d)
Based on net asset value	9.55	%(e)	(1.41)%	7.68%	2.76%		(0.69)%	9.04%

Based on market price	8.98	%(e)	(1.56)%	11.13%	(2.69)%		(2.77)%	12.27%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.58	%(f)	2.31%	2.63%	2.17%		1.90%	1.57%

Total expenses after fees waived and/or reimbursed	1.58	%(f)	2.31%	2.63%	2.17%		1.89%	1.57%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	0.98	%(f)	0.97%	1.01%	0.97%		0.96%	0.94%

Net investment income to Common Shareholders	4.13	%(f)	3.59%	3.73%	3.87%		4.12%	4.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$599,982		$559,934	$589,887	$571,769		$580,945	$618,971

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100		$287,100	$287,100	$287,100		$287,100	$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$308,980		$295,031	$305,464	$299,153		$302,349	$315,594

Borrowings outstanding, end of period (000)	$93,339		$92,014	$93,421	$79,136		$58,337	$63,102

Portfolio turnover rate	9%		20%	24%	34%		12%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVT
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020		2019	2018	2017	2016

Net asset value, beginning of period	$13.60		$14.87		$14.75	$15.19	$16.17	$16.01

Net investment income(a)	0.37		0.68		0.74	0.83	0.91	0.98
Net realized and unrealized gain (loss)	1.25		(1.27)		0.20	(0.41)	(0.95)	0.18

Net increase (decrease) from investment operations	1.62		(0.59)		0.94	0.42	(0.04)	1.16

Distributions to Common Shareholders(b)
From net investment income	(0.34)		(0.68)		(0.76)	(0.86)	(0.94)	(1.00)
From net realized gain	—		—		(0.06)	—	—	—

Total distributions to Common Shareholders	(0.34)		(0.68)		(0.82)	(0.86)	(0.94)	(1.00)

Net asset value, end of period	$14.88		$13.60		$14.87	$14.75	$15.19	$16.17

Market price, end of period	$13.82		$12.55		$14.29	$14.05	$15.45	$17.38

Total Return Applicable to Common Shareholders(c)
Based on net asset value	12.05	%(d)	(4.21)%		6.83%	2.79%	(0.34)%	7.61%

Based on market price	12.78	%(d)	(8.02)%		7.78%	(3.74)%	(5.68)%	13.88%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49	%(e)	2.14	%(f)	2.45%	2.11%	1.88%	1.52%

Total expenses after fees waived and/or reimbursed	1.49	%(e)	2.13	%(f)	2.45%	2.11%	1.87%	1.52%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	0.90	%(e)	0.89	%(f)	0.91%	0.91%	0.92%	0.92%

Net investment income to Common Shareholders	4.98	%(e)	4.51	%(f)	5.09%	5.44%	5.78%	6.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$317,468		$290,223		$317,175	$314,261	$321,939	$340,753

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000		$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$326,763		$307,302		$326,553	$324,472	$329,956	$343,395

Borrowings outstanding, end of period (000)	$58,501		$56,198		$47,982	$61,343	$60,575	$69,195

Portfolio turnover rate	7%		18%		25%	11%	9%	6%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 16, 2020, the Board of Directors of MEN and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of MEN with and into MQY. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the first quarter of 2021.

On June 16, 2020, the Board of Directors or the Board of Trustees, as applicable, of BlackRock Municipal Income Investment Quality Trust (BAF), BlackRock Municipal Bond Trust (BBK), BlackRock MuniHoldings Fund II, Inc. (MUH), BlackRock MuniHoldings Quality Fund, Inc. (MUS) and the Board of Directors of MHD each approved the reorganizations of BAF, BBK, MUH and MUS into MHD. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the first quarter of 2021. Reorganization costs incurred by MHD in connection with the reorganization were expensed by MHD. Reorganization costs incurred by MUS in connection with the reorganization were expensed by MUS. The Manager reimbursed MHD $85,772 and MUS $43,413, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA, MEN and MVT management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUA	$66,643	$149,019	$52,154	$267,816
MEN	93,265	182,428	61,590	337,283
MHD	49,612	107,228	35,606	192,446
MUH	44,858	100,937	36,411	182,206
MUS	26,511	57,432	23,471	107,414
MUI	81,230	198,934	54,183	334,347
MVT	55,572	115,610	39,513	210,695

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended October 31, 2020, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$116,585,761	$70,195,137	0.14% —0.40%	$69,919,360	0.76%
MEN	154,006,869	87,434,931	0.13 — 0.52	85,664,601	0.76
MHD	88,068,464	52,627,736	0.13 — 0.40	52,207,928	0.73
MUH	87,050,216	50,132,060	0.13 — 0.40	49,913,866	0.72
MUS	55,794,888	29,367,864	0.14 — 0.30	29,367,864	0.73
MUI	159,958,850	93,338,647	0.13 — 0.27	90,065,693	0.74
MVT	98,624,044	58,500,952	0.13 — 0.40	56,953,962	0.73

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at October 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at October 31, 2020.

For the six months ended October 31, 2020, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUA	$—	—%	$249,592	0.71%
MEN	—	—	1,376,386	0.79
MHD	—	—	168,886	0.71
MUH	—	—	122,479	0.71
MVT	—	—	233,152	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Fund Name	Investment Advisory Fees
MUA	0.55%
MEN	0.50
MHD	0.55
MUH	0.55
MUS	0.55
MVT	0.50

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Distribution Fees: MUA had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of the MUA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, MUA will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of MUA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended October 31, 2020 amounted to $12,437.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2020, the amounts waived were as follows:

Fund Name	Amounts Waived
MUA	$1,581
MEN	515
MHD	1,989
MUH	623
MUS	285
MUI	827
MVT	1,873

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended October 31, 2020, there were no fees waived by the Manager pursuant to this arrangement.

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2020 the waiver was $57,091.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
MUA	$58,991,154	$48,759,312
MEN	30,159,763	28,096,835
MHD	35,623,163	29,006,222

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fund Name	Purchases	Sales
MUH	$24,896,620	$22,159,324
MUS	16,543,194	14,588,360
MUI	82,315,750	85,393,924
MVT	50,886,278	36,407,756

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2020, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

MEN	MHD	MUH	MUS	MUI	MVT
$8,766,890	$4,959,340	$3,829,813	$10,673,950	$6,055,723	$5,679,292

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$481,537,112	$443,022,910	$290,136,319	$206,664,489	$243,585,842	$821,027,994	$422,276,564

Gross unrealized appreciation	$34,116,649	$54,166,091	$28,102,972	$21,564,919	$20,102,357	$61,535,598	$33,276,131
Gross unrealized depreciation	(11,721,062)	(1,232,027)	(980,219)	(391,687)	(485,725)	(1,235,014)	(1,336,008)

Net unrealized appreciation (depreciation)	$22,395,587	$52,934,064	$27,122,753	$21,173,232	$19,616,632	$60,300,584	$31,940,123

9.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. MUA’s prospectus provides details of the risks to which the Fund is subject.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (unaudited) (continued)

investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each of MEN’s, MHD’s, MUH’s, MUS’s, MUI’s and MVT’s Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 10/31/20	Year Ended 04/30/20
MUA	29,548	78,450
MHD	—	18,512
MVT	—	15,552

For the six months ended October 31, 2020 and the year ended April 30, 2020, shares issued and outstanding remained constant for MEN, MUH, MUS and MUI.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. For the six months ended October 31, 2020, the Funds did not repurchase any shares.

On September 28, 2020, each Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Fund may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

MUA has filed a prospectus with the SEC allowing it to issue an additional 5,500,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, MUA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 5,063,273 Common Shares remain available for issuance under the Shelf Offering. During the period ended, MUA issued 436,727 shares under the Shelf Offering. See Additional Information—Shelf Offering Program for additional information about the Shelf Offering.

Initial costs incurred by MUA in connection with its shelf offering are recorded as “Deferred offering cost” in the Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN (for purposes of this section, a “VRDP Fund”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	05/19/11	1,425	$142,500,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire on July 2, 2021 unless renewed or terminated in advance.

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements  (unaudited) (continued)

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MEN	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service (“Moody’s”) and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period:

A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Fund has commenced or is set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 10/31/20
MEN	06/21/12	06/17/21

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2020, the annualized dividend rate for the VRDP Shares was 0.89%.

For the six months ended October 31, 2020, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (for purposes of this section, a “VMTP Fund”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MHD	12/16/11	837	$83,700,000	07/02/21	Aa1	AAA
MUH	12/16/11	550	55,000,000	07/02/21	Aa1	AAA
MUS	12/16/11	870	87,000,000	07/02/21	Aa1	AAA
MUI	12/07/12	2,871	287,100,000	07/02/21	Aa2	AAA

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MVT	12/16/11	1,400	$140,000,000	07/02/21	Aa1	AAA

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2020, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Dividend rates	1.04%	1.04%	1.04%	1.04%	1.04%

For the six months ended October 31, 2020, VMTP Shares issued and outstanding of each VMTP Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

On December 7, 2012, MUI issued VMTP Shares, the proceeds of which were used to redeem all of MUI’s then-outstanding VRDP Shares on December 21, 2012. MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of MUI’s VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares were recorded as a deferred charge and will be amortized over the life of the VMTP Shares.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
MEN	$633,148	$5,028
MHD	434,243	—
MUH	285,345	—
MUS	451,363	—
MUI	1,489,499	—
MVT	726,332	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Dividend Per Common Share			Preferred Shares (a)
Fund Name	Paid (b)	Declared (c)	Declared (d)	Shares	Series	Declared
MUA	$0.052500	$0.052500	$0.008720	—	—	$—
MEN	0.047000	0.047000	—	VRDP	W-7	97,219

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (unaudited) (continued)

	Dividend Per Common Share			Preferred Shares (a)
Fund Name	Paid (b)	Declared (c)	Declared (d)	Shares	Series	Declared
MHD	$0.060500	$0.060500	$0.001000	VMTP	W-7	$69,094
MUH	0.061500	0.061500	0.000960	VMTP	W-7	45,402
MUS	0.054000	0.054000	0.001230	VMTP	W-7	71,818
MUI	0.054000	0.054000	—	VMTP	W-7	237,001
MVT	0.058500	0.058500	—	VMTP	W-7	115,570

(a)	Dividends declared for period November 1, 2020 to November 30, 2020.
(b)	Net investment income dividend paid on December 1, 2020 to Common Shareholders of record on November 16, 2020.
(c)	Net investment income dividend declared on December 4, 2020, payable to Common Shareholders of record on December 15, 2020.
(d)	Net investment income special dividend declared on December 4, 2020, payable to Common Shareholders of record on December 15, 2020.

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Boards of Directors (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT,” and together with MUA, MEN, MHD, MUH, MUS and MUI, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	109

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with MUA’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, MUA ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUA, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MEN ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MEN, and that BlackRock has explained its rationale for this belief to the Board.

110	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for each of the one-, three- and five-year periods reported, MHD ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHD, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MUH ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUH, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MUS ranked in the fourth quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUS, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MUS’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, MUI ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUI, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MVT ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MVT, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MEN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. Given MEN’s relatively small size, the Board and BlackRock discussed potential strategic actions for MEN.

The Board noted that MHD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that MUH’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. Given MUH’s relatively small size, the Board and BlackRock discussed potential strategic actions for MUH.

The Board noted that MUS’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. Given MUS’s relatively small size, the Board and BlackRock discussed potential strategic actions for MUS.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	111

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that MUI’s contractual management fee rate ranked in second out of four funds, and that the actual management fee rate and total expense ratio each ranked third out of four funds relative to the Expense Peers.

The Board noted that MVT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although MUA may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of MUA’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

112	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020, for shareholders of record on May 29, 2020, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class I Directors as follows:

Fund Name	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUA	32,335,901	1,234,145	32,566,995	1,003,051	32,624,932	945,114	32,538,491	1,031,555
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards and Frank J. Fabozzi.

Shareholders elected the directors as follows:

Fund Name	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MEN	25,383,986	1,702,092	25,466,766	1,619,312	25,675,137	1,410,941	25,628,657	1,457,421
MHD	12,612,887	387,136	12,557,580	442,443	12,414,222	585,801	12,744,649	255,374
MUH	9,752,765	484,682	9,714,959	522,488	9,802,959	434,488	9,952,001	285,446
MUS	10,959,817	1,176,884	11,098,193	1,038,508	11,100,977	1,035,724	11,152,966	983,735
MUI	28,305,657	6,539,867	33,574,866	1,270,658	34,161,838	683,686	34,364,274	481,250
MVT	18,628,543	516,215	18,730,790	413,968	18,728,786	415,972	18,746,990	397,768

Fund Name	R. Glenn Hubbard		Catherine A. Lynch		John M. Perlowski		Karen P. Robards
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MEN	25,569,574	1,516,504	25,626,877	1,459,201	25,637,129	1,448,949	25,429,690	1,656,388
MHD	12,473,417	526,606	12,575,371	424,652	12,749,978	250,045	12,546,261	453,762
MUH	9,788,366	449,081	9,963,630	273,817	9,964,092	273,355	9,882,619	354,828
MUS	11,144,035	992,666	11,007,494	1,129,207	11,158,570	978,131	10,960,997	1,175,704
MUI	33,613,941	1,231,583	28,695,934	6,149,590	34,249,502	596,022	28,561,487	6,284,037
MVT	18,653,624	491,134	18,691,573	453,185	18,750,261	394,497	18,707,219	437,539

Fund Name	Frank J. Fabozzi(a)		W. Carl Kester(a)
	Votes For	Votes Withheld	Votes For	Votes Withheld
MEN	1,425	0	1,425	0
MHD	837	0	837	0
MUH	550	0	550	0
MUS	870	0	870	0
MUI	2,871	0	2,871	0
MVT	1,400	0	1,400	0

(a)	Voted on by holders of Preferred Shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current

ADDITIONAL INFORMATION	113

Additional Information  (continued)

accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds (other than MUA) do not make available copies of their Statements of Additional Information because the Funds’ (other than MUA’s) shares are not continuously offered, which means that the Statement of Additional Information of each Fund (other than MUA) has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s (other than MUA’s) Statement of Additional Information may have become outdated.

MUA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

The following information is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective October 19, 2020, each of MUA, MUI and MVT has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MUA, MUI and MVT, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MUA’s, MUI’s and MVT’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of MUA, MUI and MVT, respectively (but only with respect to such preferred stock).

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for MUA only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for MUA only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

114	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, MUA may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On August 27, 2020, MUA filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	115

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Wells Fargo Bank, N.A.(a)

San Francisco, CA 94104

VRDP Remarketing Agent

Wells Fargo Securities, LLC(a)

Charlotte, NC 28202

(a)	For MEN.

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

116	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

GLOSSARY OF TERMS USED IN THIS REPORT	117

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-10/20-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report (b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

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Item 13	–	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report (a)(2) Section 302 Certifications are attached (a)(3) Not Applicable (a)(4) Not Applicable (b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund II, Inc.

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund II, Inc.

Date: December 31, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Fund II, Inc.

Date: December 31, 2020

4